Exhibit 10.4

AGREEMENT OF LEASE

THIS AGREEMENT OF LEASE (“Lease”) is made this 18 day of December 1998 by and between BEAVER DAM LIMITED LIABILITY COMPANY, a Maryland limited liability company (“Landlord”) and SINCLAIR COMMUNICATIONS, INC. (“Tenant”).

Intending to be legally bound, Landlord and Tenant agree as set forth below.  See attached Addenda sheets. p. 15, 16

1.     DEMISED PREMISES. Landlord, for the term and subject to the provisions and conditions hereof, leases to Tenant, and Tenant rents from Landlord, the space (the “Demised Premises”) containing 41,334 rentable square feet, as shown on Exhibit “A” attached hereto and made part of hereof, in the building erected on certain land (the “Land”) located at 10706 Beaver Dam Road, Cockeysville, Maryland 21030, together with rights of ingress and egress thereto, and with the right in common with others to use, to the extent applicable, the elevators and common passageways, stairways, vestibules, and to pass over and park on that portion of land owned by Landlord and designated by the Landlord for Tenant’s parking. The Building contains 90,000 rentable square feet.

2.     LEASE TERM. The lease term (the “Lease Term”) shall commence on the commencement date (the “Commencement Date”) which shall be August 1, 1999 and shall continue until July 31, 2009 and thereafter unless extended or sooner terminated as provided herein.

3.     FIXED RENT. Fixed rent (the “Fixed Rent”) is payable by Tenant beginning on the Commencement Date in monthly installations each equal to (See Rent Schedule - Rider #1), representing one-twelfth (1/12) of the annual Fixed Rent (the “Annual Fixed Rent”) equal to (See Rent Schedule - Rider #1), without prior notice or demand, and without any setoff or deduction whatsoever, in advance, on the first day of each month at such place as Landlord may direct.  Annual Fixed Rent shall include the Operating Expense Allowance as set forth in Section I (1) of Exhibit “C” hereto. Annual Fixed Rent shall be subject to adjustment as provided in Section II of Exhibit “C” hereto. In addition, if the Lease Term commences on a day other than the first day of a calendar month, Tenant shall pay to Landlord, on or before the Commencement Date of the Lease Term, a pro rata portion of the monthly installment of rent (Including Fixed Rent and any Additional Rent as herein provided), such pro rata portion to be based on the actual number of calendar days remaining in such partial month after the Commencement Date of the Lease Term. If the Lease Term shall expire on other than the last day of a calendar month, such monthly installment of Fixed Rent and Additional Rent shall be prorated for each calendar day of such partial month. If any portion of Fixed Rent, Additional Rent, or any other sum payable to Landlord hereunder shall be due and unpaid for more than five (5) days, the balance due shall be subject to and include a 10 percent penalty. In addition, if any portion of Fixed Rent, Additional Rent or any other sum payable to Landlord hereunder shall be due and unpaid for more than five (5) days after written notice of non-payment by Landlord to Tenant (which written notice shall not be required more than two times in any period of twelve (12) consecutive months), it shall thereafter bear interest at a rate equal to three percent (3%) per annum greater than the highest prime rate of interest announced from time to time by NationsBank (or its successor) (the “Default Rate”), as the same may change from time to time, from the due date until the date of payment thereof by Tenant, provided, however, that nothing herein contained shall be construed or implemented in such a manner as to allow Landlord to charge or receive interest in excess of the maximum legal rate then allowed by law.

4.     ADDITIONAL RENT. Tenant shall pay as additional rent (“Additional Rent”) its proportionate share of all operating expenses in the amounts and in the manner set forth in Exhibit “C” hereto and all other sums due hereunder.

5.     SECURITY DEPOSIT. Tenant has deposited with Landlord the sum of Seventy-One Thousand Four Hundred Ninety-Four and 50/100 Dollars ($71,494.50) as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this Lease. It is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this Lease, including, but not limited to, the payment of rent and additional rent, Landlord may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant’s default in respect of any of the terms, covenants and conditions of this Lease, including but not limited to any damages or deficiency in the reletting of the leased premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Landlord. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Lease, the

Please Initial:

/s/ F.S.	/s/ D.A.
Landlord	Tenant

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security shall be returned to Tenant, without interest, after the date fixed as the end of the Lease and after delivery of entire possession of the leased premises to Landlord. In the event of a sale of the land and building of which the leased premises form a part, hereinafter referred to as the Building, or leasing of the building, Landlord shall have the right to either transfer the security to the Tenant and Landlord shall thereupon be released by Tenant from all liability for the return of such security or transfer the security to the new Landlord in which case Tenant agrees to look to the new Landlord solely for the return of said security. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Landlord nor its successors or assigns shall be bound by and such assignment, encumbrance, attempted assignment or attempted encumbrance.

In the event of any bankruptcy or other insolvency proceeding against Tenant, it is agreed that all such security deposit held hereunder shall be deemed to be applied by Landlord to rent, sales tax and other charges due to Landlord for the last month of the lease term and each preceding month until such security deposit is fully applied.

6.     USE OF DEMISED PREMISES. Tenant covenants and agrees to use and occupy the Demised Premises for general office purposes and other uses incidental to and associated with Class A office buildings and only in conformity with the law. Tenant shall not use or permit any use of the Demised Premises which creates any safety or environmental hazard, or which would: (i) be dangerous to the Demised Premises, the Building or other tenants, or (ii) be disturbing to other tenants of the Building, or (iii) cause any increase in the premium cost for any insurance which Landlord may then have in effect with respect the Building generally.

7.     IMPROVEMENTS TO PREMISES.

7.1.    By Landlord.

7.1.1.  The Tenant shall cause detailed working drawings to be fully prepared at its expense by a designer of its choice, who shall consult with the Landlord in preparing the same, and shall deliver such working drawings to Landlord, on or before May 1, 1999. Such working drawings must be in sufficient detail to allow Landlord to (a) calculate the cost of constructing all of Tenant’s improvements, and (b) obtain a building and any other necessary permits for the construction of Tenant’s improvements. Within five (5) days after Landlord provides Tenant with the calculations of the costs of constructing Tenant’s improvements, Tenant shall approve the working drawings and the costs of construction. Any costs or expenses incurred by Landlord because of changes to the working drawings made by Tenant after final approval of the costs, shall be paid to the Landlord by the Tenant. If (a)(i) the Tenant defaults in furnishing such working drawings to the Landlord by the time set forth above, (ii) the Tenant fails to give final approval to the working drawings and the costs by the time set forth above, (iii) the Tenant requests any changes to the working drawings after the Tenant has approved the costs of construction, or (iv) the Tenant has requirements in its working drawings that cause unreasonable delays in commencing or completing Tenant’s improvements, (b) as a result thereof, the Landlord is delayed in commencing and/or completing such improvements beyond the dates on which, but for such delay, the Landlord would in its reasonable judgment have commenced or completed them, and (c) such completion occurs after the date which would have been the Commencement Date, then (without altering or impairing the Landlord’s rights under the provisions of this Lease on account of such default, and without altering or impairing any other of Landlord’s rights, including, without limitation, such rights set forth in Section 5.1.2) the Commencement Date shall be the date which would have been the Commencement Date for purposes of the provisions of this Lease, had such delay not occurred.

7.1.2.  Allocation of costs. The cost of such improvements shall be allocated between the Landlord and the Tenant in the following manner:

(a)  Except as is otherwise provided herein, the Landlord shall bear the expense of (i) providing and installing as part of such improvements those materials and other items of improvements, of such manufacture, design, capacity, finish and color, which are described in a schedule attached hereto as \ (hereinafter referred to as “the Standard Improvement Items”), (ii) to such maximum extent or in such maximum quantity (hereinafter referred to as “the Standard Allowance”) as is specified therein. If the improvements to be made to the Premises pursuant to the provisions of this subparagraph utilize less or fewer than the Standard Allowance of any Standard Improvement Item, the Tenant shall receive no credit against the Rent or otherwise on account thereof.

(b)  The Landlord shall submit the working drawings, as provided by the Tenant, to the Landlord’s general contractor for the Building promptly upon their approval by the Landlord and the Tenant, for such contractor’s calculation the price which it will charge for constructing such improvements. The

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Landlord shall notify the Tenant in writing of such price as calculated by such contractor (and shall in such notice allocate such price between (i) those of such improvements which are included in the Standard Allowance of Standard Improvement Items, and (ii) the remainder of such improvements), and the Tenant shall, at the Landlord’s option, be deemed to have approved such price and allocation for all purposes of the provisions of this Lease unless the Tenant gives the Landlord written notice to the contrary within five (5) days thereafter. All improvements shall be done by Landlord’s general contractor.

(c)  If the improvements to be made to the Premises pursuant to the provisions of this subsection require materials or other items other than the Standard Improvement Items, and/or Standard Improvement Items in excess of the Standard Allowance, and the cost of constructing such improvements shall, if and to the extent that it exceeds the cost which would have been incurred if such improvements consisted only of the Standard Allowance of Standard Improvement Items, be borne by the Tenant. The Tenant shall pay the amount of such excess to the Landlord in two (2) equal installments, the first of which shall be due when such price and allocation are approved by the Tenant, as aforesaid, and the second of which shall be due at the Commencement Date.

7.1.3. The Landlord shall use its reasonable efforts to complete such improvements promptly, but shall have no liability to the Tenant hereunder if prevented from doing so by reason of any (a) strike, lock-out or other labor troubles, (b) governmental restrictions or limitations, (c) failure or shortage of electrical power, gas, water, fuel oil, or other utility or service, (d) riot, war, insurrection or other national or local emergency, (e) accident, flood, fire or other casualty, (f) adverse weather condition, (g) other act of God, (h) inability to obtain a building permit or a certificate of occupancy, or (i) other cause similar or dissimilar to any of the foregoing and beyond the Landlord’s reasonable control. In such event, (a) the Commencement Date shall (subject to the operation and effect of the provisions of paragraph 5.1.1) be postponed for a period equaling the length of such delay, (b) the Termination Date shall be determined pursuant to the provisions of subsection 1.1 by reference to the Commencement Date as so postponed, and (c) the Tenant shall accept possession of the Premises within ten (10) days after such completion.

7.2.    Acceptance of possession. Except for (a) latent defects or incomplete work which would not reasonably have been revealed by an inspection of the Premises made for the purpose of discovering the same when the Landlord delivers possession of the Premises to the Tenant, and (b) any other item of incomplete work set forth on a “punch list” prepared by the Tenant and approved in writing by the Landlord before such delivery of possession, by its assumption of possession of the Premises the Tenant shall for all purposes of the provisions of this Lease be deemed to have accepted them and to have acknowledged them to be in the condition called for hereunder.

8.     ALTERATIONS OR IMPROVEMENTS BY TENANT.

8.1     During the Lease Term, Tenant shall not make any alterations, additions, improvements, redecorating or other changes to the Demised Premises without the prior written approval (such approval not to be unreasonable withheld or delayed) of Landlord and then only in accordance with plans and specifications previously approved in writing by Landlord and subject to such conditions as Landlord may require, including, without limitations, that Tenant be required to pay for any increased cost to Landlord occasioned thereby or attributed thereto. Prior to the termination of this Lease and without additional notice to Tenant by Landlord, Tenant shall either: (i) remove any such alterations or additions and repair any damage to the Building or the Demised Premises occasioned by their installation or removal and restore the Demised Premises to substantially the same condition as existed prior to the time when any such alterations or additions were made, or (ii) reimburse Landlord for the cost of removing such alterations or additions and the restoration of the Demised Premises. Landlord shall determine any such cost as called for in clause (ii) above prior to the termination of this Lease and Tenant shall reimburse Landlord within thirty (30) days of receipt of such notice.

8.2     After the time of initial occupancy of the Demised Premises by Tenant, Tenant shall have the right to construct and alter the Demised premises, subject to paragraph 8.1, provided, however, that such construction does not include any alterations affecting the exterior or structural components of the Building, or any material alterations to the systems of the Building, including, but not limited to HVAC, electric or plumbing. Any Tenant construction shall be performed by Tenant’s contractors and shall be solely Tenant’s responsibility. All of Tenant’s construction shall be at Tenant’s expense.

8.3     Prior to commencement of construction:

(a)  Landlord shall approve in writing (such approval not to be unreasonably withheld or delayed) the plans and specifications for any alterations to the Demised Premises, such approval by Landlord shall not be deemed to be an approval by Landlord of any work performed pursuant thereto or approval or

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acceptance by Landlord of any material furnished with respect thereto or a representation by Landlord as to the fitness of such work or materials, and shall not give rise to any liability or responsibility of Landlord.

(b)  Landlord shall approve in writing (such approval not to be unreasonably withheld or delayed) each contractor and subcontractor (which shall each be of sound financial status and good reputation in the community and a duly licensed and qualified professional in the state and, to the extent necessary, township in which the Building is located) to perform such alterations.

(c)  Tenant shall deliver to Landlord a certificate evidencing each contractor’s liability, completed operations and worker’s compensation insurance and naming Landlord as an additional insured, which insurance shall be with a carrier, in amounts and otherwise on terms satisfactory to Landlord.

(d)  Each contractor shall execute and Tenant shall cause to be filed with the appropriate governmental agency in a timely manner such waivers and releases of liens and other documents necessary to insure against imposition of any mechanics’ and material suppliers’ liens for labor furnished and material supplied in connection with the alterations and improvements. Tenant shall deliver copies of such waivers and releases of liens to Landlord together with evidence of the timely filing thereof.

8.4     Tenant covenants and agrees:

(a)  To secure and pay for all necessary building and other permits and fees in connection with the alterations and improvements.

(b)  All construction shall be done in compliance with all applicable laws and ordinances and in a good and workerlike manner in accordance with the approved plans and specifications.

(c)  To obtain and deliver to Landlord a Certificate of Occupancy (or its equivalent) issued by the appropriate governmental authority upon completion of the construction of the Demised Premises.

(d)  To abide by any collective bargaining agreements or other union contracts applicable to Tenant, the Building or Landlord.

(e)  All materials, supplies and workers shall enter the Demised Premises and all work shall be performed at times and by means satisfactory to Landlord.

8.5     Tenant and any approved contractor, subcontractor or material supplier may, after notice to Landlord, enter the Demised Premises during reasonable times after the execution hereof for the purpose of constructing the improvements as aforesaid and inspecting and measuring the Demised Premises, provided that such entry does not, in Landlord’s reasonable judgment, interfere with the operations of the Building or with Landlord’s work therein, or that of any other tenants in the Building. Tenant shall be responsible of any and all damage or injury caused by such contractors, subcontractors, material suppliers and Tenant in the course of constructing the improvements, and Tenant’s obligation to indemnify, defend and hold Landlord harmless set forth in Article 14 shall, include without limitation all work done by Tenant pursuant to this paragraph 7 and shall commence on the date of execution hereof.

8.6     Landlord and its agents or other representatives shall be permitted to enter the Demised Premises to examine and inspect the construction of the alterations and improvements, provided, that no such inspection or examination shall constitute an approval or warranty or give rise to any liability of Landlord with respect to any thereof.

9.     COVENANTS OF LANDLORD.  Landlord will supply for normal office use during normal business hours (excluding holidays), heat and air conditioning (except that, in the event that such utilities are separately metered and are paid for by Tenant, Landlord shall supply only the equipment for such utilities), elevator service (where applicable), janitorial and cleaning services, electricity, and hot and cold water, all in amounts consistent with services provided in similar buildings in the community, provided that: (i) Landlord shall not be liable for failure to supply or interruption of any such service by reason of any cause beyond Landlord’s reasonable control (ii) if Tenant’s use of electricity in Landlord’s judgement exceeds a normal office use level (which includes only customary office lighting levels and operation of desktop portable office equipment), Landlord may, at Tenant’s expense, install meters to measure the electricity consumed on the Demised Premises and bill Tenant for any cost thereof above normal office use levels; (iii) if Tenant requires janitorial and cleaning services beyond those provided by Landlord, Tenant shall arrange for such additional services through Landlord, and Tenant shall pay Landlord upon receipt of billing therefor; and (iv) if Tenant requires installation a separate or supplementary heating, cooling, ventilating and/or air conditioning system

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Tenant shall pay all costs in connection with the furnishing, installation and operation thereof. Landlord shall be responsible, at its sole cost and expense, for structural repairs and capital improvements (unless otherwise provided for herein) to the Building, unless such repairs are necessitated by damage caused by the negligence or misconduct of Tenant or Tenant’s officers, directors, employees, invitees or agents.

10.   COVENANTS OF TENANT. Tenant will (at Tenant’s sole cost and expense):

10.1   Keep the Demised Premises in good order and repair, reasonable wear and tear expected;

10.2   Surrender the Demised Premises at the end of this Lease in the same condition in which Tenant has agreed to keep it during the Lease Term;

10.3   Not place, erect, maintain or display any sign or other marking of any kind whatsoever on the windows, doors or exterior walls of the Demised Premises and not use or place any curtains, blinds, drapes or coverings over any exterior windows or upon the window surfaces which are visible from the outside of the Building; except the Tenant shall be permitted to install its standard signage and logo on Tenant’s entrance door with the approval of Landlord (which approval shall not be unreasonably withheld or delayed), and Tenant shall be listed on the directories on the elevator lobby of Tenant’s floor, the Building lobby and Building exterior in the same manner as other tenants in the Building;

10.4   Be financially responsible for the maintenance of all plumbing and other fixtures in the Demised Premises, whether installed by Landlord or by Tenant and for repairs and replacements to the Demised Premises and the Building made necessary by reason of damage thereto caused by Tenant or its agents, servants, invitees or employees. In the event Tenant shall fail to perform such maintenance or make such repairs within sixty (60) days of the date such work becomes necessary, Landlord may, but shall not be required to, perform such work and charge the amount of the expense therefor, with interest accruing and payable thereon, all in accordance with Article 18 below;

10.5   Comply with all laws, enactments and regulations of any governmental authority relating or applicable to Tenant’s occupancy of the Demised Premises and any covenants, easements and restrictions governing the Land or Building, and indemnify, defend and hold Landlord harmless from all consequences from its failure to do so;

10.6   Promptly notify Landlord of any damage to or defects in the Demised Premises, any notices of violation received by Tenant and of any injuries to persons or property which occur therein or claims relating thereto;

10.7   Subject to Article 7, pay for any alterations, improvements or additions to the Demised Premises and any light bulbs, tubes and non-standard Building items installed by or for Tenant, and allow no lien to attach to the Building with respect to any of the foregoing;

10.8   Without the prior written consent of Landlord, not place within the Demised Premises or bring into the Building (i) any machinery, equipment or other personalty other than customary office furnishings and small machinery, or any machinery or (ii) other personalty having a weight in excess of the design capacity of the Building;

10.9   Not use the Demised Premises for the generation, manufacture, refining, transportation, treatment, storage or disposal of any hazardous substance or waste or for any purpose which poses a substantial risk of damage to the environment; in this regard Tenant represents that it does not have a Standard Industrial Classification number as designated in the Standard Industrial Classifications Manual prepared by the Office of Management and Budget in the Executive Office of the President of the United States that is any of 22-39 inclusive, 46-49 inclusive, 51 or 76 and will not engage in any activity which would subject Tenant to the provisions of the Federal Comprehensive Environmental Response, Liability and Clean-Up Act (42 U.S.C. Section 9601 et seg.), the Federal Water Pollution Control (33 U.S.C.A. Section 1151 et seg.), the Clean Water Act of 1977 (33 U.S.C.A. Section 1251 et seg.), or any other federal, state or local environmental law, regulation or ordinance;

10.10 Comply with all rules and regulations which may hereafter be promulgated by Landlord and with all reasonable changes and additions thereto upon notice by Landlord to Tenant (such rules and regulations, together with all changes and additions thereto, are part of this Lease); Landlord shall notify Tenant in writing at least fifteen (15) days prior to the promulgation of such rules and regulations or changes thereto. Landlord agrees to enforce such rules and regulations against all tenants in the Building in a non-

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discriminating fashion and to take reasonable action to cause a cessation of any violation of all rules that interfere with Tenant’s use and quiet enjoyment of the Premises;

10.11 Comply with all reasonable recommendations of Landlord’s or Tenant’s insurance carriers relating to layout, use storage of materials and maintenance of the Demised Premises.

11.   ASSIGNMENT AND SUBLETTING. Tenant shall not assign, pledge, mortgage or otherwise transfer or encumber this Lease, nor sublet all or any part of the Demised Premises or permit the same to be occupied or used by anyone other than Tenant or its employees without Landlord’s prior written consent (such consent not to be unreasonable withheld or delayed). Notwithstanding the foregoing, Tenant shall have the right to assign this Lease or sublet the Demised Premises or any part thereof, without the consent of Landlord, to any parent, subsidiary or affiliate of Tenant. Any consent by Landlord hereunder (or assignment where such consent is not required) shall not constitute a waiver of strict future compliance by Tenant of the provisions of this Article 11 or a release of Tenant from the full performance by Tenant with any of the terms, covenants, provisions or conditions in this Lease. For purposes of this Article 11, any transfer or change in control of Tenant (or any subtenant, assignee or occupant) by operation of law or otherwise, shall be deemed an assignment hereunder, including, without limitation, any merger, consolidation, dissolution or any change in the controlling equity interests of Tenant or any subtenant, assignee, or occupant (in a single transaction or a series of related transaction). Any assignment or subletting in contravention of the provisions of this Article 11 shall be void.

12.   EMINENT DOMAIN.  If the whole or more than fifty percent (50%) of the Demised Premises (or use or occupancy of the Demised Premises) shall be taken or condemned by an governmental or quasi-governmental authority for any public or quasi-public use or purpose (including sale under threat of such a taking), or if the owner elects to convey title to the condemnor by a deed in lieu of condemnation, or if all or any portion of the Land or Building are so taken, condemned or conveyed and as a result thereof, in Landlord’s judgement, the Demised Premises cannot be used for Tenant’s permitted use as set forth herein, then this Lease shall cease and terminate as of the date when title vests in such governmental or quasi-governmental authority and the Fixed Rent and Additional Rent shall be abated on the date when such title vests in such governmental or quasi-governmental authority.  If less than fifty percent (50%) of the Demised Premises is taken or condemned by any governmental or quasi-governmental authority for any public or quasi-public use or purpose (including sale under threat of such a taking), the Fixed Rent and Tenant’s proportionate share shall be equitably adjusted )on the basis of the number of square feet before and after such event) on the date when title vests in such governmental or quasi-governmental authority and the Lease shall otherwise continue in full force and effect. In any case, Tenant shall have no claim against Landlord for any portion of the amount that may be awarded as damages as a result of any governmental or quasi-governmental taking or condemnation (or sale under threat or such taking or condemnation); and all rights of Tenant to damages therefor are hereby assigned by Tenant to Landlord. The foregoing shall not, however, deprive Tenant of any separate award for moving expenses, dislocation damages or for any other award which would not reduce the award payable to Landlord.

13.   CASUALTY DAMAGE.

13.1   In the event of damage to or destruction of the Demised Premises caused by fire or other casualty, or any such damage or destruction to the Building or the facilities necessary to provide services and normal access to the Demised Premises in accordance herewith, Landlord, after receipt of written notice thereof from Tenant, shall undertake to make repairs and restorations with reasonable diligence as hereinafter provided, unless this Lease has been terminated by Landlord or Tenant as hereinafter provided or unless any mortgagee which is entitled to receive casualty insurance proceeds fails to make available to Landlord a sufficient amount of such proceeds to cover the cost of such repairs and restoration. If (i) the damage is of such nature or extent that, in Landlord’s sole judgement, more than one hundred and twenty (120) days would be required (with normal work crews and hours) to repair and restore the part of the Demised Premises or Building which has been damaged, or (ii) the Demised Premises or Building is so damaged that, in Landlord’s sole judgement, it is uneconomical to restore or repair the Demised Premises or the Building, as the case may be, or (iii) less than two (2) years then remain on the current Lease Term, Landlord shall so advise Tenant promptly, and either party, in the case described in clause (i) above, or Landlord, in the cases described in clauses (ii) or (iii) above, within thirty (30) days after any such damage or destruction shall have the right to terminate this Lease by written notice to the other, as of the date specified in such notice, which termination date shall be no later than thirty (30) days after the date of such notice.

13.2   In the event of fire or other casualty damage, provided this Lease is not terminated pursuant to the terms of this Article 13 and is otherwise in full force and effect, and sufficient casualty insurance proceeds are available for application to such restoration or repair, Landlord shall proceed diligently to restore the Demised Premises to substantially its condition prior to the occurrence of the damage. Landlord shall not

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be obligated to repair or restore any alterations, additions, fixtures or equipment which Tenant may have installed (whether or not Tenant has the right or the obligation to remove the same or is required to leave the same on the Demised Premises as of the expiration or earlier termination of this Lease) unless Tenant, in a manner satisfactory to Landlord, assures payment in full of all costs as may be incurred by Landlord in connection therewith.

13.3   Landlord shall not insure any improvements or alterations to the Demised Premises in excess of Building standard tenant improvements, or any fixtures, equipment or other property of Tenant. Tenant shall, at its sole expense, insure the value of its leasehold improvements, fixtures, equipment and personal property located in or on the Demised Premises, for the purpose of providing funds to Landlord to repair and restore the Demised Premises to substantially its condition prior to occurrences of the casualty occurrence. If there are any such alterations, fixtures or additions and Tenant does not assure or agree to assure payment of the cost of restoration or repair as aforesaid, Landlord shall have the right to restore the Demised Premises to substantially the same condition as existed prior to the damage, excepting such alterations, additions or fixtures.

13.4   The validity and effect of this Lease shall not be impaired in any way by the failure of Landlord to complete repairs and restoration of the Demised Premises or of the Building within one hundred and twenty (120) days after commencement of the work, even if Landlord had in good faith notified Tenant that the repair and restoration could be completed within such period, provided that Landlord proceeds diligently with such repair and restoration. In the case of damage to the Demised Premises which is of a nature or extent that Tenant’s continued occupancy is in the reasonable judgement of Landlord and Tenant substantially impaired, then the Annual Fixed Rent and Tenant’s Proportionate Share otherwise payable by Tenant hereunder shall be equitably abated or adjusted for the duration of such impairment. Tenant shall be responsible to repair all of Tenant’s leasehold improvements and all equipment, fixtures and personal property located in or on the Demised Premises subject to Article 8, and to such other conditions as Landlord may require.

14.   INSURANCE AND INDEMNIFICATION OF LANDLORD; WAIVER OF SUBROGATION.

14.1   Tenant covenants and agrees to exonerate, indemnify, defend, protect and save Landlord, its representatives and Landlord’s managing agent, if any, harmless from and against any and all claims, demands, expenses, losses, suits and damages as may be occasioned by reason of (i) any accident or matter occurring on or about the Demised Premises, causing injury to persons or damage to property (including, without limitation, the Demised Premises), unless such accident or other matter resulted solely from the negligence or otherwise tortious act of Landlord or Landlord’s agents or employees, (ii) the failure of Tenant fully and faithfully to perform the obligations and observe the conditions of this Lease, and (iii) the negligence or otherwise tortious act of Tenant or anyone in or about the Building on behalf of or at the invitation or right of Tenant. Tenant shall maintain in full force and effect, at its own expense, comprehensive general liability insurance (including a contractual liability and fire legal liability insurance endorsement) naming as an additional insured Landlord and Landlord’s managing agents, if any, against claims for bodily injury, death or property damage in amounts not less than $1,000,000 (or such higher limits as may be determined by Landlord from time to time) and business interruption insurance in an amount equal to Tenant’s gross income for twelve (12) months. All policies shall be issued by companies having a Best’s financial rating of A or better and a size class rating of XII (12) or larger or otherwise acceptable to Landlord.  At or prior to the Commencement Date, Tenant shall deposit the policy or policies of such insurance, or certificates thereof, with Landlord and shall deposit with Landlord renewals thereof at least fifteen (15) days prior to each expiration. Said policy or policies of insurance or certificates thereof shall have attached thereto an endorsement that such policy shall not be canceled without at least thirty (30) prior written notice to Landlord and Landlord’s managing agent, if any, that no act or omission of Tenant shall invalidate the interest of Landlord under said insurance and expressly waiving all rights of subrogation as set forth below. At Landlord’s request, Tenant shall provide Landlord with a letter from an authorized representative of its insurance carrier stating that Tenant’s current and effective insurance coverage complies with the requirements contained herein.

14.2   Landlord and Tenant hereby release the other from any and all liability or responsibility to the other or anyone claiming through or under them by way of subrogation or otherwise for any loss or damage to property covered by insurance then in force, even if any such fire or other casualty occurrence shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible. This release shall be applicable and in full force and effect, however, only to the extent of and with respect to any loss or damage occurring during such time as the policy or policies of insurance covering said loss shall contain a clause or endorsements to the effect that this release shall not adversely affect or impair said insurance or prejudice the right of the insured to recover thereunder. To the extent available, Landlord

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and tenant further agree to provide such endorsements for said insurance policies agreeing to the waiver of subrogation as required herein.

15.   INSPECTION; ACCESS; CHANGES IN BUILDING FACILITIES.

15.1   Landlord and its agents or other representatives shall be permitted to enter the Demised Premises at reasonable times (i) to examine, inspect and protect the Demised Premises and the Building and (ii) during the last six (6) months of the original or any renewal term, to show it to prospective tenants and to affix to any suitable part of the exterior of the Building in which the Demised Premises is located a notice for letting the Demised Premises or the Building or (at any time during the original or any renewal term) selling the Building.

15.2   Landlord shall have access to and use of all areas in the Demised Premises (including exterior Building walls, core corridor walls and doors and any core corridor entrances), any roofs adjacent to the Demised Premises, and any space in or adjacent to the Demised Premises used for shafts, stacks, pipes, conduits, fan rooms, ducts, electric or other utilities, sinks or other Building facilities, as well as access to and through the Demised Premises for the purpose of operation, maintenance, decoration and repair, provided, however, that except in emergencies such access shall not be exercised so as to interfere unreasonable with Tenant’s use of the Demised Premises. Tenant shall permit Landlord to install, use and maintain pipes, ducts and conduits within the demising walls, bearing columns and ceilings of the Demised Premises, provided that the installation work is performed at such times and by such methods as will not materially interfere with Tenant’s use of the Demised Premises, materially reduce the floor area thereof or materially and adversely affect Tenant’s layout, and further provided that Landlord performs all work with due diligence and care so as to not damage Tenant’s property or the Demised Premises. Landlord and Tenant shall cooperate with each other in the location of Landlord’s and Tenant’s facilities requiring such access.

15.3   Landlord reserves the right at any time, without incurring any liability to Tenant therefor, to make such changes in or to the Building and the fixtures and equipment thereof, as well as in or to the street entrances, halls, foyers, passages, elevators, if any, and stairways thereof, as it may deem necessary or desirable; provided that there shall be no change that materially detracts from the character or quality of the Building.

16.   DEFAULT.  Any other provisions in this Lease notwithstanding, it shall be an event of default (“Event of Default”) under this Lease if: (i) Tenant fails to pay any installment of Fixed Rent, Additional Rent or other sum payable by Tenant hereunder when due and such failure continues for a period of five (5) days after written notice of such non-payment be Landlord to Tenant (which written notice shall not be required more than two times in any period of twelve (12) consecutive months), or (ii) Tenant fails to observe or perform any other covenant or agreement of Tenant herein contained and such failure continues after written notice given by or on behalf of Landlord to Tenant for more than thirty (30) days, or (iii) Tenant uses or occupies the Demised Premises other than as permitted hereunder, or (iv) Tenant assigns or sublets, or purports to assign or sublet, the Demised Premises or any part thereof other than in the manner and upon the conditions set forth herein, or (v) Tenant abandons or vacates the Demised Premises or, without Landlord’s prior written consent, Tenant removes or attempts to remove or manifests an intention to remove any or all of Tenant’s property from the Demised Premises other than in the ordinary and usual course of business, or (vi) Tenant (which, for purposes of this clause, includes any guarantor hereunder) files a petition commencing a voluntary case, or has filed against it a petition commencing an involuntary case, under the Federal Bankruptcy Code (Title 11 of the Unites States Code), as now or hereafter in effect, or under any similar law, or files or has filed against it a petition or answer in bankruptcy or for reorganization or for an arrangement pursuant to any state bankruptcy law or any similar state law, and, in the case of any such involuntary action, such action shall not be dismissed, discharged or denied within sixty (60) days after the filing thereof, or Tenant consents or acquiesces in the filing thereof, or (vii) if Tenant is a banking organization, Tenant files an application for protection, voluntary liquidation or dissolution applicable to banking organization, or (viii) a custodian, receiver, trustee or liquidator of Tenant or of all or substantially all of Tenant’s property or of the Demised Premises shall be appointed in any proceedings brought by or against Tenant and, in the latter case, such entity shall not be discharged within sixty (60) days after such appointment or Tenant consents to or acquiesces in such appointment, or (ix) Tenant shall generally not pay Tenant’s debts as such debts become due, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, or (x) any of the foregoing occurs as to any guarantor or surety of Tenant’s performance under this Lease, or such guarantor or surety defaults on any provision under its guaranty or suretyship agreement. The notice and grace period provisions in clauses (i) and (ii) above shall have no application to the Events of Default referred to in clauses (iii) through (ix) above or, to the extent applicable (x).

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17.   LANDLORD’S REMEDIES.

17.1   In the event of any Event of Default, Landlord at any time thereafter may at its option exercise any one or more of the following remedies:

(a)  Termination of Leases. Landlord may terminate this Lease, by written notice to Tenant, without any right by Tenant to reinstate its rights by payment of rent due or other performance of the terms and conditions hereof. Upon such termination Tenant shall immediately surrender possession of the Demised Premises to Landlord, and Landlord shall immediately become entitled to receive from Tenant an amount equal to the difference between the aggregate of all Fixed Rent and Additional Rent reserved under this Lease for the balance of the Lease Term, and the fair rental value of the Demised Premises for that period, determined as of the date of such termination.

(b)  Reletting. With or without terminating this Lease, as Landlord may elect, Landlord may re-enter and repossess the Demised Premises, or any part thereof, and lease them to any other person upon such terms as Landlord shall deem reasonable, for a term within or beyond the term of this Lease; provided, that any such reletting prior to termination shall be for the account of Tenant, and Tenant shall remain liable for (i) all Annual Fixed Rent, Additional Rent and other sums which would be payable under this Lease by Tenant in the absence of such expiration, termination or repossession, less (ii) the net proceeds, if any, of any reletting effected for the account of Tenant after deducting from such proceeds all of Landlord’s expenses, attorneys’ fees and expenses, employees’ expenses, reasonable alteration costs, expenses of preparation for such reletting and all costs and expenses, direct or indirect, incurred as a result of Tenant’s breach of the Lease. Landlord shall have no obligation to relet the Demised Premises if Landlord, or any of its affiliates, shall have other comparable space available for rent. If the Demised Premises are at the time of default sublet or leased by Tenant to others, Landlord may, as Tenant’s agent, collect rents due from any subtenant or other tenant and apply such rents to the rent and other amounts due hereunder without in any way affecting Tenant’s obligation to Landlord hereunder. Such agency, being given for security, is hereby declared to be irrevocable.

(c)  Acceleration of Rent. Landlord may declare Fixed Rent and all items of Additional Rent (the amount thereof to be based on historical amounts and Landlord’s estimates for future amounts) for the entire balance of the then current Lease Term immediately due and payable, together with all other charges, payments, costs, and expenses payable by Tenant as though such amounts were payable in advance on the date the Event of Default occurred.

(d)  Removal of Contents by Landlord. With respect to any portion of the Demised Premises which is vacant or which is physically occupied by Tenant, Landlord may remove all persons and property therefrom, and store such property in a public warehouse or elsewhere at the cost of and for the account of Tenant, without service of notice or resort to legal process (all of which Tenant expressly waives) and without being deemed guilty of trespass or becoming liable for any loss or damage which may be occasioned thereby. Landlord shall have a lien for the payment of all sums agreed to be paid by Tenant herein upon all Tenant’s property, which lien is to be in addition to Landlord’s lien now or hereafter provided by law.

(e)  Right of Distress and Lien. In addition to all other rights and remedies of Landlord, if an Event of Default shall occur, Landlord shall, to the extent permitted by law, have a right of distress for rent and lien on all of Tenant’s fixtures, merchandise and equipment in the Demised Premises, as security for rent and all other charges payable hereunder.

(f)   Tenant hereby empowers an attorney of any Court of Record to appear for Tenant in any and all actions which may be brought for rent and/or the charges, payments, costs, and expenses herein reserved as rent, or herein agreed to be paid by Tenant and/or to sign for Tenant an agreement for entering in any competent Court and action to confess judgment, or actions for the recovery of such rent or other charges or expenses in said suits or in said action or actions to confess judgment against Tenant for all or part of the rent specified in this Lease and then due and unpaid, and other charges, payments, costs, and expenses reserved as rent or agreed to be paid by Tenant and then due and unpaid; and for interest and costs and attorney’s fees of fifteen percent (15%) of the amount due by Tenant. Such authority shall not be exhausted by one exercise thereof, but judgment may be confessed as aforesaid from time to time as often as any said rent and/or other charges reserved as rent or agreed to be paid by Tenant shall fall due or be in arrears.

(g)  Upon the expiration of the then current term of this lease of the earlier termination or surrender hereof as provided in this lease, it shall be lawful for any attorney to appear as attorney for Tenant as well as for all persons claiming by, through or under Tenant and to sign an agreement for entering in any competent Court an action to confess judgment in ejectment against Tenant and all persons claiming by, through or under Tenant and therein confess judgment for the recovery by Landlord of possession of the

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premises, for which this lease (or a copy thereof) shall be its sufficient warrant, whereupon, if Landlord so desires, a writ of possession or the appropriate writ under the Rules of Civil Procedure then in effect may issue forthwith, without any prior writ or proceedings; provided, however, if for any reason after such action shall have commenced, the same shall be determined and possession of the premises remain in or be restored to Tenant, Landlord shall have the right for the same default and upon any subsequent default or defaults, or upon expiration of the term of this lease to bring one more further action to confess judgment or actions as hereinbefore set forth to recover possession of the premises and confess judgment for the recovery of possession of the premises as hereinbefore provided.

(h)  In any action to confess judgment in ejectment and/or for rent in arrears, Landlord shall first cause to be filed in such action an affidavit made by him or someone acting for him, setting forth the facts necessary to authorize the entry of judgment, and, if a true copy of this lease (and of the truth of the copy such affidavit shall be sufficient evidence) be filed in such action, it shall not be necessary to file in such action, it shall not be necessary to file the original as a warrant of attorney, and rule of Court, custom or practice to the contrary notwithstanding Tenant hereby releases to Landlord and to any and all attorneys who may appear for Tenant all errors in said proceedings and all liability therefor. If proceedings shall be commenced by Landlord to recover possession under the Acts of Assembly and Rules of Civil Procedure, either at the end of the term or earlier termination of this lease, or for non-payment of rent or any other reason, Tenant specifically waives the right to the three months’ notice and to the fifteen or thirty days’ notice required by the Landlord and Tenant Act of 1951, and agrees that five days’ notice shall be sufficient in either or any such case.

17.2   Injunction. In the event of breach or threatened breach by Tenant of any provision of this Lease, Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity in addition to other remedies provided for herein.

17.3   Waiver of Redemption. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future law in the event this Lease is terminated, or in the event of Landlord obtaining possession of the Demised Premises, or Tenant is evicted or dispossessed for any cause, by reason of violation by Tenant of any of the provisions of this Lease.

17.4   Not Exclusive Right. No right or remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy herein or by law provided, but each shall be cumulative and in addition to every other right or remedy given herein or now or hereafter existing at law or in equity by statute.

17.5   Expenses. In the event that Landlord commences suit for the repossession of the Demised Premises, for the recovery or rent or any other amount due under the provisions of this Lease, or because of the breach of any other covenant herein contained on the part of Tenant to be kept or performed, and a breach shall be established, Tenant shall pay to Landlord all expenses incurred in connection therewith, including reasonable attorneys’ fees.

18.   LANDLORD’S RIGHT TO CURE TENANT’S DEFAULT. If Tenant defaults in the making of any payment or in the doing of any act herein required to be made or done by Tenant, then Landlord may, but shall not be required to, make such payment or do such act, and charge the amount of Landlord’s expense to Tenant, with interest accruing and payable thereon at the Default Rate as of the date of the expenditure by Landlord or as of the date of payment thereof by Tenant, whichever is higher, from the date paid or incurred by Landlord to the date of payment hereof by Tenant; provided, however, that nothing herein contained shall be construed or implemented in such a manner as to allow Landlord to charge or receive interest in excess of the maximum legal rate then allowed by law. Such payment and interest shall constitute Additional Rent hereunder due and payable with the next monthly installment of Fixed Rent; but the making of such payment or the taking of such action by Landlord shall not operate to cure such default by Tenant or to estop Landlord from the pursuit of any remedy to which Landlord would otherwise be entitled.

19.   ESTOPPEL CERTIFICATE.  Tenant shall immediately prior to occupancy execute Tenant Estoppel Certificate as provided for herein and attached hereto as Exhibit “G”, and from time to time, at the request of Landlord, upon ten (10) business days notice, execute and deliver to Landlord a statement provided by Landlord to Tenant, it being intended that any such statement delivered pursuant hereto may be relied upon by others with whom Landlord may be dealing. Failure to execute said Estoppel Certificate shall constitute a default under this lease.

20.   HOLDING OVER.   If Tenant retains possession of the Demised Premises or any part thereof after the termination of this Lease or expiration of the Lease Term or otherwise in the absence of any written

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agreement between Landlord and Tenant concerning any such continuance of the term, Tenant shall pay Landlord (1) as liquidated damages for such holding over alone, an amount, calculated on a per diem basis for each day of such unlawful retention, equal to the greater of (a) twice the Annual Fixed Rent, or (b) the established market rental for the Demised Premises, for the time Tenant thus remains in possession, plus, in each case, all Additional Rent and other sums payable hereunder, and (ii) all other damages, costs and expenses sustained by Landlord by reason of Tenant’s holding over. Without limiting any rights and remedies of Landlord resulting by reason of the wrongful holding over by Tenant, or creating any right in Tenant to continue in possession of the Demised Premises, all Tenant’s obligations with respect to the use, occupancy and maintenance of the Demised Premises shall continue during such period of unlawful retention.

21.   RELOCATION OF TENANT.   Landlord, at its sole expense, on at least thirty (30) days prior written notice to Tenant, may require Tenant to move from the Premises to another suite of comparable size and decor in the Building or in the Business Park in order to permit Landlord to consolidate the Premises with other adjoining space or to be leased to another tenant in the Building. In the event of any such relocation, Landlord shall pay all the expenses of preparing and decorating the new premises so that they will be substantially similar to the Premises and shall also pay the expenses of moving Tenant’s furniture and equipment to the new premises.

22.   SURRENDER OF DEMISED PREMISES. Tenant shall, at the end of the Lease Term, or any extension thereof, promptly surrender the Demised Premises in good order and condition and in conformity with the applicable provisions of this Lease, excepting only reasonable wear and tear.

23.   SUBORDINATION AND ATTORNMENT. This Lease and the estate, interest and rights hereby created are subordinate to any mortgage now or hereafter placed upon the Building or the Land or any estate or interest therein, including, without limitation, any mortgage on any leasehold estate, and to all renewals, modifications, consolidations, replacements and extensions of the same as well as any substitutions therefor, as provided for on the attached Exhibit “F”. Tenant agrees that in the event any person, firm, corporation or other entity acquires the right to possession of the Building or the Land, including any mortgagee or holder of any estate or interest having priority over this Lease, Tenant shall, if requested by such person, firm, corporation or other entity, attorn to and become the tenant of such person, firm, corporation or other entity, upon the same terms and conditions as are set forth herein for the balance of the Lease Term. Notwithstanding the foregoing, any mortgagee may, at any time, subordinate its mortgage to this Lease, without Tenant’s consent, by notice in writing to Tenant, and thereupon this Lease shall be deemed prior to such mortgage without regard to their respective dates of execution and delivery, and in that event, such mortgagee shall have the same rights with respect to this Lease as though it had been executed prior to the execution and delivery of the mortgage. Tenant, if requested by Landlord, shall execute any such instruments in recordable form as may be reasonably required by Landlord in order to confirm or effect the subordination or priority of this Lease, as the case may be, and the attornment of Tenant to future landlords in accordance with the terms of this Article. Landlord shall furnish to Tenant a non-disturbance agreement from the holder of such mortgage providing that so long as Tenant is not in default of this Lease Tenant’s occupancy shall not be disturbed and the obligations of Landlord will continue to be performed.

24.   BROKERS. Each party represents and warrants to the other that it, he, she or they have not made any agreement or taken any action which may cause anyone to become entitled to a commission as a result of the transactions contemplated by this Lease, and each will indemnify and defend the other from any all claims, actual or threatened, for compensation by any such third person by reason of such party’s breach of its, his, her or their representation or warranty contained in the Article 23 except for KLNB, Inc.

25.   NOTICES. All notices or other communications hereunder shall be in writing and shall be deemed to have been given (i) if hand delivered or sent by an express mail or delivery service or by courier, then if and when delivered to the respective parties at the below addresses (or at such other address as a party may hereafter designate for itself by notice to the other party as required hereby), or (ii) if mailed, then on the next business day following the date on which such communication is deposited in the United States mails, by first class registered or certified mail, return receipt requested, postage prepaid, and addressed to the respective parties at the below addresses (or at such other address as a party may hereafter designate for itself by notice to the other party as required hereby). All notices and communications to Tenant may also be given by leaving the same at the Demised Premises during business hours.

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25.1   If to Landlord:

25.2   If to Tenant:

26.   MISCELLANEOUS.

26.1   Successors and Assigns. The obligations of this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that Landlord and each successive owner of the Building and/or the Land shall be liable only for obligations accruing during the period of its ownership or interest in the Building, and from and after the transfer by Landlord or such successive owner of its ownership or other interest in the Building, Tenant shall look solely to the successors in title for the performance of Landlord’s obligations hereunder arising thereafter.

26.2   Waivers. No delay or forbearance by Landlord in exercising any right or remedy hereunder or in undertaking or performing any act matter which is not expressly required to be undertaken by Landlord shall be construed, respectively, to be a waiver of Landlord’s rights or to represent any agreement by Landlord to undertake or perform such act or matter thereafter.

26.3   Waiver of Trial by Jury. Tenant hereby consents to the exclusive jurisdiction of the courts of the state where the Demised Premises are located and in any and all actions or proceedings arising hereunder or pursuant hereto, and irrevocably agrees to service of process in accordance with Article 24 above. Landlord and Tenant agree to waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant’s use of or occupancy of the Demised Premises and/or any claim of injury or damage and any emergency or any other statutory remedy.

26.4   Limitation of Landlord’s Liabilities. Tenant shall look solely to the Demised Premises and rents derived therefrom and Landlord’s insurance proceeds for enforcement of any obligation hereunder or by law assumed or enforceable against Landlord, and no other property or other assets of Landlord shall be subjected to levy, execution or other enforcement procedure for the satisfaction of Tenant’s remedies or with respect to this Lease, the relationship of Landlord and tenant hereunder or Tenant’s use and occupancy of the Demised Premises.

26.5   Time of the Essence. All times, wherever specified herein for the performance by Landlord or Tenant of their respective obligations hereunder, are of the essence of this Lease.

26.6   Severability. Each covenant and agreement in this Lease shall for all purposes be construed to be a separate and independent covenant or agreement. If any provision in this Lease or the application thereof shall to any extent be invalid, illegal or otherwise unenforceable, the remainder of this Lease, and the application of such provision other than as invalid, illegal or unenforceable, shall not be affected thereby; and such provisions in this Lease shall be valid and enforceable to the fullest extent permitted by law.

26.7   Amendment and Modification. This Lease, including all Exhibits hereto, each of which is incorporated in this Lease, contains the entire agreement between the parties hereto, and shall not be amended, modified or supplemented unless by agreement in writing signed by both Landlord and Tenant.

26.8   Headings and Terms. The title and headings and table of contents of this Lease are for convenience of reference only and shall not in any way be utilized to construe or interpret the agreement of the parties as otherwise set forth herein. The term “Landlord” and term “Tenant” as used herein shall mean, where appropriate, all persons acting by or on behalf of the respective parties, except as to any required approval, consents or amendments, modifications or supplements hereunder when such terms shall only mean the parties originally named on the first page of this Lease as Landlord and Tenant, respectively, and their agents so authorized in writing.

26.9   Governing Law. This Lease shall be governed by and construed in accordance with the laws of the State of Maryland.

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IN WITNESS WHEREOF, the parties hereto have caused this Lease to be executed on the day and year first above written.

LANDLORD:
BEAVER DAM LIMITED LIABILITY COMPANY

Witness:	By:	Frederick Smith, General Partner

/s/ Leiloni Reynolds	By:	/s/ Frederick Smith

TENANT:

Witness:	By:	SINCLAIR COMMUNICATIONS, INC.

/s/ Leiloni Reynolds	By:	/s/ David B. Amy
	Name:	David B. Amy
	Title:	Secretary

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RENT SCHEDULE

RIDER #1

Year		Monthly	Annually

1		$71,494.50	$857,934.00

2		$73,639.33	$883,672.02

3	01-02	$75,848.51	$910,182.18

4	02-03	$78,123.97	$937,487.64

5	03-04	$80,467.68	$965,612.27

6	04-05	$82,881.72	$994,580.64

7	05-06	$85,368.17	$1,024,418.06

8	06-07	$87,929.17	$1,055,150.60

9	07-08	$90,567.09	$1,086,805.12

10	08-09	$93,284.10	$1,119,409.27

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ADDENDA TO SCI/BEAVER DAM LLC LEASE

Section 1. Demise Premises.   Beaver Dam LLC will grant SBG/SCI first right of refusal on any space on the second floor as well as on the first floor.

Section 2. Lease Term.   Beaver Dam LLC will grant a 5-year option with the rate not to exceed the fair market value of like space. However, in no instance will the rate be less than the rent paid for the last year on the current lease. The Lease term will begin the day the general contractor, Roy L. Kirby and Sons, has released the building to Beaver Dam LLC in compliance with state and county laws to function for public use. This release date would be the date that Sinclair Communications, Inc. would have full access to initiate occupancy or additional tenant improvements of their leased space. This date would be a minimum of 60 days after the tenant improvements are undertaken by the tenant. The projected occupancy date is currently July 1, 1999.

Section3. Fixed Rent.   See Exhibit C Addendum.

Section 7. Improvements to Premises.   Add to Exhibit B: SBG/SCI will be allotted $15 per square foot of the rentable square feet as Tenant improvements. Beaver Dam LLC will provide a ceiling. The ceiling will be 2x2 or 2x4 grids which will be provided above and beyond the $15 per sq. ft. Tenant improvement allowance. This ceiling will be provided at no cost to SBG/SCI. All other improvements to the space will be at the expense of SBG/SCI.

Section 9. Covenants to Landlord.   Normal business hours will be 8:00 A.M.-6:00 P.M., Monday-Friday, 9:00 A.M.-1:00 P.M., Saturday, no holidays or Sundays.

Section 10. Covenants of Tenant.   If allowed by law, signage will be present on the parking lot as well as a first floor lobby directory. At this time, it is the intent of Beaver Dam LLC to place an external sign fixed to the building which will read “Sinclair”.

Section 11. Assignment and Subletting.   The Tenant will have the right to assign their lease to the purchaser of the Tenant’s business. The purchase of said business will have the identical responsibilities to the Landlord as did the Tenant/seller of the business. Assignee must have a net worth equal to or greater than that of the Tenant as of the Lease Commencement Date and as of the effective date of the proposed assignment or subletting.

Section 21. Allocation of Tenant.   Delete section.

Section 24. Broker.   KLNB, Inc. is the agent of the Landlord. The Landlord is responsible for KLNB’s fees.

Exhibit C.  Provision regarding additional rent and adjustment to fix rent. As a point of clarification, the baseline for operating expenses will be established during the first year

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of the Tenant’s lease. This will be covered by the Tenant’s sq. ft. cost. However, at the beginning of the second year of the lease, any increases in costs above the Year 1 baseline related to items under Exhibit “C” will be paid by the Tenant’s on a pro-rata per sq. ft. share.

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EXHIBIT “B”

SPECIAL STIPULATIONS

Please Initial:

Landlord	Tenant

EXHIBIT “C”

PROVISIONS REGARDING ADDITIONAL RENT AND ADJUSTMENTS TO FIX RENT

1.   Definitions.

A.          “Essential Capital Improvements” shall mean (a) a labor saving device, energy saving device or other installation, improvement or replacement which is intended to reduce Operating Expenses, whether or not voluntary or required by governmental mandate, or (b) an installation or improvement required by reason of any law, ordinance or regulation which did not exist on the date of the execution of this Lease, or (c) an installation or improvement intended to improve the safety of tenants in the Building generally, whether or not voluntary or required by governmental mandate.

B.          “Operating Expense Allowance” shall mean and equal -Tenant’s Proportionate Share of the amount of Operating Expenses for the calendar year 1999.

C.          “Operating Expenses” shall mean all of Landlord’s operating costs and expenses of whatever kind or nature paid or incurred in the operation and maintenance of the Building and the Land, all computed on the accrual basis and in accordance with the terms of this Lease, including, but not limited to, the following:

1.     Gas, electricity, steam, fuel, water, sewer and other utility charges (including surcharge’s) of whatever nature (excluding use of utilities by other tenants such as may be submetered or separately metered pursuant to their leases);

2.     Insurance premiums and the amounts of any deductibles paid by Landlord;

3.     Building personnel costs, including, but not limited to, salaries, wages, fringe benefits, taxes, insurance and other direct and indirect costs;

4.     Costs of service and maintenance contracts including, but not limited to, cleaning and security services;

5.     All other maintenance and repair expenses (excluding repairs and general maintenance paid by proceeds of insurance or by Tenant or other third parties, and alterations solely attributable to tenants of the Building other than Tenant) and the cost of materials and supplies;

6.     Any other costs and expenses (i.e. items which are not capital improvements) incurred by Landlord in operating the Building, including ground rent, if any;

7.     The cost of any additional services not provided to the Building on the Commencement Date but thereafter provided by Landlord in the prudent management of the Building;

8.     The annual amortization of any Essential of Capital Improvement which is made by Landlord after completion of initial construction of the Building, based on the useful life of the improvement plus interest at the Prime Rate on the date of the expenditure on the underappreciated portion thereof;

9.     Landlord’s central office accounting costs and overhead applicable to the Building;

10.   Accounting fees for preparing the Operating Expense statement;

11.   Management fees payable to the managing agent; and

12.   Taxes, allocated on a per diem basis if the tax year is different than the Operating Year.

Please Initial:

/s/ D.A.
Landlord	Tenant

C-1

Operating Expenses shall not include:

1.     Special cleaning or other services, not offered to all tenants of the Building;

2.     Any charge for depreciation, interest or rents (except, if applicable) (ground rents) paid or incurred by Landlord; or

3.     Leasing commissions.

If Landlord is not furnishing any particular work or service (the cost of which, if performed by Landlord, would constitute and Operating Expense) to a tenant who has undertaken to perform such work or service in lieu of performance by Landlord, Operating Expenses shall nevertheless be deemed to include the amount Landlord would reasonably have incurred if Landlord has in fact performed the work or service at its expense.

Not withstanding the foregoing, Operating Expenses shall not include interest and amortization, depreciation, ground rents, expenses for work performed for other tenants in Building, expenses for repairs or other work occasioned by fire or other insurable casualty (to the extent covered by insurance), expenses for leasing or processing new tenants, leasing commissions, advertising expenses), legal expenses incurred in enforcing the terms of any tenant leases, salaries for any employees of Landlord above those attributable the management, operation and maintenance of the Building, incurred by Landlord in connection with the operation and maintenance of the Building.

D.    “Operating Year” shall mean each calendar year or such other period of twelve (12) months as hereafter may be adopted by Landlord as its fiscal year, occurring during the Lease Term.

E.     “Taxes” shall mean all taxes, assessments and governmental charges, whether Federal, state, county or municipal, and whether general or special, ordinary or extraordinary, foreseen or unforeseen, imposed upon the Building or the Land or their operation, whether or not directly paid by Landlord. Taxes shall not include income taxes, excess profit taxes, franchise taxes, or other taxes imposed or measured on or by the income of Landlord from the operation of the Building or the Land; provided, however, that if, due to a future change in the method of taxation or assessment, any income, profit, franchise or other tax, however designated, shall be imposed in substitution, in whole or in part, for (or in lieu of) any tax, assessment or charge which would otherwise be included within the definition of Taxes, such other tax shall be deemed to be included with Taxes as defined herein to the extent of such substitution. There shall be added to Taxes the expenses of any contests (administrative or otherwise) of Taxes incurred during the Operating Year. Tenant shall pay to the appropriate governmental authority any use and occupancy tax. In the event that Landlord is required by law to collect such tax, Tenant shall pay such use and occupancy tax to Landlord as Additional Rent upon demand and Landlord shall remit any amounts so paid to Landlord to the appropriate governmental authority.

F.     “Tenants’s Proportionate Share” shall mean a fraction; the numerator of which shall be the rentable square feet of Demised Premises, and the denominator of which is 74,200 rentable square feet which is the aggregate rentable square feet in the Building.

2.             Additional Rent for Operating Expenses.

2.1   Commencing on August 1, 1999, Tenant shall pay during the Lease Term as Additional Rent, the amount by which Tenants’ Proportionate Share of Operating Expenses exceeds the Operating Expense Allowance.

2.2   As soon as available in each Operating Year during the Lease Term, Landlord shall provide Tenant with a written statement setting forth the Operating Expense Allowance and a projection of Tenant’s Proportionate Share of Operating Expenses for such year commencing on the first day of the first month following receipt of such statement and continuing until receipt by Tenant of Landlord’s statement of the next projected Tenant’s Proportionate Share of Operating Expenses, Tenant shall pay to Landlord with each monthly installment of Fixed Rent an amount equal to one-twelfth (1/12th) of the excess of such projected Tenant’s Proportionate Share of Operating Expenses over the Operating Expense Allowance. Concurrently with the first payment required hereinabove, Tenant shall pay to Landlord an amount equal to the excess of such projected Tenant’s Proportionate Share of Operating Expenses over the Operating Expense Allowance multiplied by a fraction, the numerator of which is the number of calendar months of the Operating Year in question which have elapsed prior to the due date of such first payment and the denominator of which is twelve (12), less any payments made by Tenant during said period on account of such excess Operating Expenses.

C-2

2.3   Landlord shall, as soon as possible after the close each such Operating Year, provide Tenant with a statement of the actual operating expenses for such period. Any underpayment by Tenant during such Operating Year due to the fact that projected Operating Expenses were less than actual Operating Expenses shall be paid to Landlord within 30 days after Tenant’s receipt of a statement for such deficiency. Any overpayment by Tenant due to the fact that projected Operating Expenses were greater than actual Operating Expenses for such year shall be credited to the next Additional Rent payable by Tenant under this Exhibit “C.” If the Operating Expenses are less than the Operating Expense Allowance, a credit or check will not be issued.

3.       Adjustment for Vacancies. In determining Operating Expenses for any Operating Year, if the Building was less than fully occupied during such entire year, or was not in operation during such entire year, then Operating Expenses shall be adjusted by Landlord to reflect the amount that such expenses would normally be expected to have been, in the reasonable opinion of Landlord, had the Building been fully occupied and operational throughout such year, except that in no event shall such adjustment result in an amount less than the actual Operating Expenses. Any such annualization shall be explained in Landlord’s statement under Section 2.3 hereof.

4.       Pro-Rations. Should this Lease commence or terminate at any time other than the first day of an Operating Year, the Additional Rent payable by Tenant on account of Operating Expenses shall be first calculated on the basis of the entire Operating Year and then pro-rated on the basis of the number of days of occupancy.

5.       Audit. Tenant shall have the right at all reasonable times within thirty (30) days after Landlord has provided Tenant with a statement of the actual Operating Expenses, and at its sole expense, to audit Landlord’s books and records relating to this Lease for that Operating Year.

6.       Minimums. Notwithstanding anything contained herein to the contrary, in no event shall Tenant’s Proportionate Share of Operating Expenses for any calendar year be less than the Operating Expense Allowance.

7.       Personal Property Taxes. Tenant will be responsible for ad valorem taxes on its personal property and on the value of the leasehold improvements in the Demised Premises to the extent that the same exceed Building Standard allowances (and if the taxing authorities do not separately assess Tenant’s leasehold improvements, Landlord may make a reasonable allocation of impositions to such improvements).

8.       Survival. If, upon expiration or termination of this Lease for any cause, the amount of any Additional Rent due hereunder has not yet been determined, an appropriate payment from Tenant to Landlord or refund from Landlord to Tenant, shall be made promptly after such determination.

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EXHIBIT “D”

Please Initial:

Landlord	Tenant

EXHIBIT “E”

RULES AND REGULATIONS

1.      The sidewalks, lobbies, passages, elevators and stairways shall not be obstructed or used by Tenant for any purpose other than ingress and egress from and to Tenant’s offices. Landlord shall in all cases retain the right to control or prevent access thereto of all persons whose presence, in the judgement of Landlord, shall be prejudicial to the safety, peace, character or reputation of the building or of any of the tenants.

2.      The toilet rooms, water closets, sinks, faucets, plumbing or other service apparatus of any kind shall not be used by Tenant for any purposes other than those for which they were designed and installed. No sweeping, rubbish, rags, ashes, chemicals or other refuse or injurious substances (which shall include medical waste) shall be placed therein or used in connection therewith by Tenant or left by Tenant in the lobbies, passages, elevators or stairways.

3.      Nothing shall be placed by Tenant on the outside of the building or on its window sills or projections. Skylights, windows, doors and transoms shall not be covered or obstructed by Tenant, and no window shades, blinds, curtains, screens, storm windows, awnings or other materials shall be installed or placed on any of the windows or in any of the window spaces, except as approved in writing by Landlord.

4.      No sign, lettering, insignia, advertisement, or notices shall be inscribed, painted, installed or placed on any window or in any window spaces or any other part of the outside or inside of the building, unless first approved in writing by Landlord. Names shall be placed on suite entrance doors for Tenant by Landlord and not otherwise, and at Tenant’s expense. In all instances the lettering is to be of design and form approved by Landlord.

5.      Tenant shall not place additional locks upon any doors and shall surrender all keys for all locks at the end of the tenancy.

6.      Tenant shall not do or commit, or suffer, or permit to be done or committed, any act or thing whereby, or in consequence whereof, the rights of other tenants will be obstructed or interfered with, or other tenants will in any other way be injured or annoyed. Tenant shall not use nor keep, nor permit to be used or kept in the building any matter having an offensive odor, nor any kerosene, gasoline, benzine, fuel, or other explosive or highly flammable material. No birds, fish or animals shall be brought into or kept in or about the premises.

7.      In order that the premises may be kept in good state of preservation and cleanliness, Tenant shall, during the continuance of its possession, permit personnel and contractors approved by Landlord, and no one else, to clean the premises. Landlord shall be in no way responsible to Tenant for the removal, disposal or cleaning of any medical equipment or waste or for any damage done to furniture or other effects of Tenant or others by any of Tenant’s employees, or any persons, or for any loss of Tenant’s employees, or for any loss of property of any kind in or from the premises, however occurring. Tenant shall see each day that the windows are closed, the lights turned out, and doors securely locked before leaving the premises.

8.      If Tenant desires to introduce signaling, telegraphic, telephonic, protective alarm or other wires, apparatus or devices, Landlord shall direct when and how the same are to be placed, and except as so directed, no installation, boring or cutting shall be permitted. Landlord shall have the right to prevent and to cut off the transmission of excessive or dangerous current of electricity or annoyances into or through the building or premises and to require the changing of wiring connections or layout at Tenant’s expense, to the extent that Landlord may deem necessary, and further to require compliance with such reasonable rules as Lessor may establish relating thereto, and in the event of non-compliance with the requirements or rules, Landlord shall have the right immediately to cut wiring or to do what it considers necessary to remove the danger, annoyance or electrical interference with apparatus in any part of the building. All wires installed by Tenant must be clearly tagged at the distributing boards and junction boxes, and elsewhere as required by Landlord, with the number of the office to which said wires lead, and for the purpose for which the wires respectively are used, together with the name of the concern, if any, operating same.

9.      No furniture, packages, equipment, supplies or merchandise of Tenant will be received in the building, or carried up or down in the elevators or stairways, except during such hours as shall be designated by Landlord, and Landlord in all cases shall also have the exclusive right to prescribe the method and manner in which the same shall be brought in or taken out of the building. Tenant shall in all cases have the right to exclude heavy furniture, safes, and other articles from the building which may be hazardous or to require them

Please Initial:

/s/	/s/ D.A.
Landlord	Tenant

E-1

to be located at designated places in the premises. The cost of repairing any damage to the building caused by taking in or out furniture, safes or any articles or any damage caused while the same be in the premises, shall be paid by Tenant.

10.     Without Landlord’s written consent, nothing shall be fastened to, nor shall holes be drilled or nails or screws driven into walls of partitions; nor shall walls or partitions be painted, papered, or otherwise covered or moved in any way, or marked or broken; nor shall any connection be made to electric wires for running fans or motors or other apparatus, devices or equipment; nor shall machinery of any kind other than customary small business machines be allowed on the premises; nor shall Tenant use any other method of heating, air conditioning or air cooling than that provided by Landlord. Telephones, switchboards and telephone wiring and equipment shall be placed only where designated by Landlord. No mechanics, other than those employed by Landlord, shall be allowed to work in or about the building without the written consent of Landlord first have been obtained.

11.     Access may be had by Tenant to the premises at any time, Access may be refused at Landlord’s election, unless the person seeking it is known to the watchman in charge, or has a pass issued by Landlord, or is properly identified to the watchman’s satisfaction. Landlord shall in no case be responsible for the admission or exclusion of any person. In case of invasion, hostile attack, insurrection, mob violence, riot, bomb threats, explosion fire or any casualty. Landlord reserves the right to bar or limit access to the building for the safety of occupants or protection of property.

12.     Landlord reserves the right to rescind, suspend or modify any rules or regulations, and to make such other rules or regulations as, in Landlord’s judgement, may from time to time be needed for the safety, care, maintenance, operation and cleanliness of the building, or for the preservation of good order therein. Tenant agrees to comply with new or modified regulations of any Federal, State or Municipal authority having appropriate jurisdiction or any regulatory agencies as they may affect the premises or building. Notice of any action by Landlord referred to in this paragraph, when given to Tenant, shall have the same force and effect as if originally made a part of the foregoing lease. But new rules and regulations will not, however, be unreasonably inconsistent with the proper and rightful enjoyment of the premises by Tenant under this lease.

13.     The use of rooms as sleeping quarters is prohibited at all times.

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EXHIBIT “F”

SUBORDINATION, ATTORNMENT AND NON-DISTURBANCE AGREEMENT

THIS AGREEMENT, made as of the       day of                            , 19    , by and between                                           , a                                corporation, having an office at                                                     (the “Lender”), and                  , a                        corporation having an office at                                                                (the “Tenant”).

WITNESSETH:

WHEREAS, the Lender has made a loan (together with any present or future amendments or increases thereto, the “Loan”) to                                                                (“Landlord”) evidenced by a Promissory Note of Landlord (together with any present or future amendments or increases thereto, the “Note”) secured by a mortgage from the Landlord, as amended, increased, renewed, modified, consolidated, replaced, or extended being hereinafter referred to as the “Mortgage”, covering all of the Landlord’s right, title and interest in the land, buildings, improvements and other items of property described therein, located in Baltimore County, Maryland and more particularly described in Exhibit “A” annexed hereto and made a part hereof (said land, buildings, improvements, and such other property being hereinafter collectively referred to as the “Mortgaged Premises”) and further secured by an Assignment of Rents and Other Interest (together with any present or future amendments or increases thereto, the “Assignment Rents”), both recorded in the Office of the Recorder of Deeds of Baltimore County, Maryland:

WHEREAS, the Landlord and the Tenant entered into a lease dated as of                                , 19   , (said lease, as the same may be amended, renewed, modified, consolidated, replaced or extended being hereinafter referred to as the “Lease”), covering a portion of the Mortgaged Premises (the “Leased Premises”).

WHEREAS, the Assignment of Rents assigned to Lender all of Landlord’s right, title, interest in and to the Lease and any other present or future lease of all or any part of the Mortgaged Premises;

WHEREAS, the Lender, as a condition to making the loan secured by Mortgage, has required that the Lease be and continue to be subordinate in every respect to the Mortgage; and

WHEREAS, the parties hereto desire to effect the subordination of the lease to the Mortgage and to provide for the non-disturbance of the Tenant by the Lender;

NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, Tenant and Lender, intending to be legally bound hereby, covenant and agree as follows:

1.          The Lease (and all provisions thereof, including any purchase option) shall at all times be subject and subordinate to the provisions of this Agreement in each and every respect to the Mortgage (and all provisions thereof) subject, nevertheless, to the provisions of this Agreement. The foregoing provision shall be self-operative; however, the Tenant, upon request, shall execute and deliver any certificate which the Landlord or the Lender may request to confirm said subordination by the Tenant.

2.          The Tenant certifies that (a) the Lease is presently in full force and effect and unmodified, except as noted in this Agreement, and constitutes the sole agreement between Landlord and Tenant relating to Tenant’s occupancy of the Leased Premises, (b) to the best of its knowledge, no event has occurred which constitutes a default under the Lease by the Landlord or which, with the giving of notice, the passage of time or both, would constitute a default by the Landlord under the Lease; (c) to the best of its knowledge, as of the date hereof Tenant has no charge, lien or claim of offset under the Lease and Landlord does not owe any sums to Tenant under the Lease or any other agreement. The full minimum monthly rental of $                     is payable             , and Tenant has been given no rent concessions or free rent other than as specifically set forth in the Lease. The Landlord shall be a third party beneficiary of the certifications as set forth in this paragraph.

3.          The Lease and rentals thereunder have been assigned to Lender as security for repayment of the Loan. Lender, as such assignee, hereby directs Tenant to pay to Landlord all rentals and other moneys due and to become due to Landlord under the Lease until receipt of further direction from Lender. Upon receipt by Tenant of subsequent direction from Lender, Tenant shall pay to Lender, or in accordance with such

Please Initial:

/s/ D.A.
Landlord	Tenant

F-1

subsequent directions of Lender, all such rentals and other sums due under the Lease, or amounts equal thereto. Tenant shall have no responsibility or ascertain whether such direction by Lender is permitted under the Mortgage or such Assignment of Rents and Other Interests. Landlord, by its execution of consent form attached hereto, consents to the foregoing.

4.          Tenant acknowledges that without the prior written consent of the Lender, or except as permitted by the terms of the lease that no modification of the Lease so as to materially reduce the rents and other charges payable thereunder, or shorten or extend or renew the term thereof or adversely affect the rights or increase the obligations of the Landlord thereunder, or prepay rents or other charges under the Lease for more than on month in advance. In the event of any default on the part of the Landlord under the Lease, Tenant will give written notice thereof to the Lender, or its successor or assigns whose name and address previously shall have been furnished to the Tenant in writing. Any right or remedy of Tenant resulting from or dependent upon such notice shall take effect only after notice is go given to the Lender. Performance by the Lender of any of the Landlord’s obligations under the Lease in accordance with the terms of the Lease shall satisfy provisions of the Lease requiring performance by the Landlord, and the Lender, exercising reasonably due diligence, shall have the reasonable additional period of time under the circumstances to complete such performance.

5.          If the interest of the Landlord under the Lease Premises shall be transferred by reason of a foreclosure action or other proceedings for enforcement of the Mortgage or pursuant to a transfer in lieu of foreclosure, the Tenant shall be bound to and shall attorn to the person acquiring the interests of the Landlord as a result of any such action or proceeding and such person’s successors and assigns (any of the foregoing being hereafter referred to as the “Successors”) upon the Successor succeeding to the interest of the Landlord in and to the Lease Premises. Said attornment shall be effective and self-operative without the execution of any further instruments. The Tenant, upon request, shall execute and deliver any certificate or other instrument necessary or appropriate which the Lender or the Successor may request to effect or confirm said attornment by the Tenant.

6.          If the interest of the Landlord under the Lease shall be transferred by reason of foreclosure or other proceedings for enforcement of the Mortgage or pursuant to a transfer in lieu of foreclosure then, except as provided in this Agreement, the Successor shall be bound to the Tenant under all of the terms, covenants, and conditions of the Lease for the balance of the term thereof remaining, with the same force and effect as if the Successor were the Landlord (but subject to Paragraph 7 below).

7.          The Successor shall not and shall not be deemed to (a) adopt or in any other manner be responsible or liable for any representations and warranties made by the Landlord in the Lease (b) be liable for any act, omission or default of Landlord or any prior Landlord and will not be subject to any offsets or defenses which the Tenant might have against Landlord or any prior Landlord, (c) be bound by any amendment or modification of the Lease or by any prepayment of rents or other charges under the Lease for more than one month unless such amendment, modification or prepayment was approved in writing by the Lender, (d) be liable to Tenant for any refund of any security deposit made by the Tenant pursuant to the Lease, except to the extent that the Successor has actually received that security deposit, or (e) be liable to Tenant in any event for any matter relating to the operation, maintenance, or condition of the Mortgaged Premises or Leased Premises prior to the date Successor acquires title to the Lease Premises. Any rights of the Tenant to terminate or cancel the Lease by reason of the failure of Landlord or any prior Landlord under the Lease to perform any of its obligations under the Lease shall be suspended if and while the Successor is exercising reasonably diligent efforts under the circumstances to cause such obligations to be performed. The obligations and liability of the Successor shall be limited to and enforceable only against the Successor’s estate and interest in the Leased Premises and not out of or against any other assets or properties of the Successor.

8.          Notwithstanding anything in the Lease to the contrary, if the interest of the Landlord under the Lease shall be transferred to the Successor, then (a) the Successor shall not be obligated to reconstruct the Leased Premises following a casualty or condemnation thereto.

9.          If Tenant is not in default hereunder or under the terms of the Lease, the Tenant will not be joined as a party defendant for the purpose of terminating the lease in any foreclosure action or proceeding which may be instituted or taken by the Lender, nor will the Tenant be evicted from the Leased Premises, nor will the Tenant’s leasehold estate under the Lease be terminated or disturbed, nor will any of the Tenant’s rights under the Lease be affected in any way by reason of any default under the Mortgage.

10.        This Agreement may not be modified except by an agreement in writing signed by the parties hereto or their respective successors in interest. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their respective heirs, representatives, successors and assigns.

F-2

11.        Upon a valid expiration or termination of the Lease for any reason, and provided the Lease shall not have been renewed or otherwise extended and Tenant shall have no right to possession of the Leased Premises, Tenant shall execute, acknowledge and deliver to the Landlord, the Lender, and the Successor, a certificate attesting to the expiration or termination of the Lease and waiving all rights to possession of the Leased Premises.

12.        All notices, demands or requests made pursuant to, under or by virtue of this Agreement must be in writing and mailed to the party to whom the notice, demand or request is being made by certified or registered mail, return receipt requested, at its address set forth above. Any party may change the place that notices and demands are to be sent by written notice delivered in accordance with this Agreement.

13.        This Agreement is fully integrated and not in need of parol evidence in order to reflect the intentions of the parties hereto. The parties hereto intend the literal words of this Agreement to govern the subject matter hereof and all prior negotiations, drafts and other extrinsic communications shall have no significance or evidentiary effect. This Agreement shall be the whole and only agreement between the parties hereto with regard to the subordination of the Lease and the leasehold interest of Tenant thereunder to the lien or charge of the Mortgage in favor of Lender, and shall supersede and control any prior agreements as to such, or any subordination, including, but not limited to, those provisions, if any, contained in the Lease which provide for the subordination of the Lease and the leasehold interest of Tenant thereunder to a deed or deeds of trust or to a mortgage or mortgages to be thereafter executed. In the event any one or more of the provisions of this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

14.        This Agreement shall continue in effect until all sums due by Landlord to Lender under the Note, the Mortgage and the Assignment of Rents have been paid in full.

15.        Tenant shall neither suffer nor itself manufacture, store, handle, transport, dispose of, spill, leak, dump any toxic or hazardous waste, medical waste or other waste products or substance (as they may be defined in any federal or state statue, rule or regulation pertaining to or governing such wastes, waste products or substances) on the Premises at any time during the term, or extended term, of the Lease, except in compliance with all applicable laws and regulations.

F-3

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the day and year first above written.

LENDER:

BY:

TENANT:

BY:

CONSENT

The undersigned consents to the foregoing.

LANDLORD:
BEAVER DAM LIMITED LIABILITY COMPANY

BY:

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EXHIBIT “G”

TENANT’S ESTOPPEL CERTIFICATE AND AGREEMENT

LANDLORD:

TENANT:

DATE OF LEASE:

PREMISES:

The undersigned (“Tenant”) hereby certifies to and agrees with                                       , its successors and assigns (“                    ”) that:

1.           Tenant has accepted possession of the Premises pursuant to the Lease. The Lease term commenced on             . The termination date of the Lease term, excluding renewals and extensions is                        .

2.           Any improvements required by the terms of the Lease to be made by Landlord have been completed to the satisfaction of Tenant in all respects, except for the “punchlist” items, if any, set forth on Schedule 1 attached hereto. Landlord has (as of the date hereof) fulfilled all of its duties under the Lease (except as otherwise set forth on Schedule 1). No sums are due by Landlord to Tenant under the Lease or any other agreement between Landlord and Tenant.

3.           The Lease has not been assigned, modified, supplemented or amended in any way. The Lease constitutes the entire agreement between the parties and there are no other agreements between Landlord and Tenant concerning the Premises.

4.           The Lease is valid and in full force and effect, and to the best of Tenant’s knowledge, neither Landlord nor Tenant is in default thereunder. Tenant has no defense, setoff or counterclaim against Landlord arising out of the Lease or in any way relating thereto, or arising out of any other transaction between Tenant and Landlord, and no event has occurred and no condition exists, which with the giving of notice or the passage of time, or both, will constitute a default under the Lease.

5.           The monthly rent presently payable under the Lease is $                   per month payable in advance. All rent and other sums due under the Lease are current and have been paid through              , 19       .  No rent or other sum payable under the Lease has been paid more than one month in advance.

6.           All notices and other communications from Tenant to                              shall be in writing and shall be delivered or mailed by registered mail, postage paid, return receipt requested, addressed to               at:

or at such other address as                             , a successor, purchaser, or transferee shall furnish to Tenant in writing.

7.           This certificate may not be modified, except by an agreement in writing signed by the parties hereto (or their respective successors and assigns) and                    . This Estoppel Certificate shall be binding on the undersigned, it successors and assigns (including future tenants under the Lease) and shall insure to the benefit of                       , it successors and assigns.

TENANT:

Attest/Witness:

BY:

	DATE:	, 19

G-1

AGREEMENT OF LEASE

THIS AGREEMENT OF LEASE (“Lease”) is made this 18 day of December 1998 by and between BEAVER DAM LIMITED LIABILITY COMPANY, a Maryland limited liability company (“Landlord”) and SBG GROUP (“Tenant”).

Intending to be legally bound, Landlord and Tenant agree as set forth below.  See attached addenda pages 15 & 16.

1.     DEMISED PREMISES. Landlord, for the term and subject to the provisions and conditions hereof, leases to Tenant, and Tenant rents from Landlord, the space (the “Demised Premises”) containing 9,400 rentable square feet, as shown on Exhibit “A” attached hereto and made part of hereof, in the building erected on certain land (the “Land”) located at 10706 Beaver Dam Road, Cockeysville, Maryland 21030, together with rights of ingress and egress thereto, and with the right in common with others to use, to the extent applicable, the elevators and common passageways, stairways, vestibules, and to pass over and park on that portion of land owned by Landlord and designated by the Landlord for Tenant’s parking. The Building contains 90,000 square feet.

2.     LEASE TERM. The lease term (the “Lease Term”) shall commence on the commencement date (the “Commencement Date”) which shall be August 1, 1999 and shall continue until July 31, 2009 and thereafter unless extended or sooner terminated as provided herein.

3.     FIXED RENT. Fixed rent (the “Fixed Rent”) is payable by Tenant beginning on the Commencement Date in monthly installations each equal to (See Rent Schedule - Rider #1), representing one-twelfth (1/12) of the annual Fixed Rent (the “Annual Fixed Rent”) equal to (See Rent Schedule - Rider #1), without prior notice or demand, and without any setoff or deduction whatsoever, in advance, on the first day of each month at such place as Landlord may direct. Annual Fixed Rent shall include the Operating Expense Allowance as set forth in Section I (1) of Exhibit “C” hereto. Annual Fixed Rent shall be subject to adjustment as provided in Section II of Exhibit “C” hereto. In addition, if the Lease Term commences on a day other than the first day of a calendar month, Tenant shall pay to Landlord, on or before the Commencement Date of the Lease Term, a pro rata portion of the monthly installment of rent (Including Fixed Rent and any Additional Rent as herein provided), such pro rata portion to be based on the actual number of calendar days remaining in such partial month after the Commencement Date of the Lease Term. If the Lease Term shall expire on other than the last day of a calendar month, such monthly installment of Fixed Rent and Additional Rent shall be prorated for each calendar day of such partial month. If any portion of Fixed Rent, Additional Rent, or any other sum payable to Landlord hereunder shall be due and unpaid for more than five (5) days, the balance due shall be subject to and include a 10 percent penalty. In addition, if any portion of Fixed Rent, Additional Rent or any other sum payable to Landlord hereunder shall be due and unpaid for more than five (5) days after written notice of non-payment by Landlord to Tenant (which written notice shall not be required more than two times in any period of twelve (12) consecutive months), it shall thereafter bear interest at a rate equal to three percent (3%) per annum greater than the highest prime rate of interest announced from time to time by NationsBank (or its successor) (the “Default Rate”), as the same may change from time to time, from the due date until the date of payment thereof by Tenant, provided, however, that nothing herein contained shall be construed or implemented in such a manner as to allow Landlord to charge or receive interest in excess of the maximum legal rate then allowed by law.

4.     ADDITIONAL RENT. Tenant shall pay as additional rent (“Additional Rent”) its proportionate share of all operating expenses in the amounts and in the manner set forth in Exhibit “C” hereto and all other sums due hereunder.

5.     SECURITY DEPOSIT. Tenant has deposited with Landlord the sum of Sixteen Thousand Four Hundred Fifty and 00/100 Dollars ($16,450.00) as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this Lease. It is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this Lease, including, but not limited to, the payment of rent and additional rent, Landlord may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant’s default in respect of any of the terms, covenants and conditions of this Lease, including but not limited to any damages or deficiency in the reletting of the leased premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Landlord. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Lease, the security shall

Please Initial:

/s/ F.S.	/s/ D.A.
Landlord	Tenant

be returned to Tenant, without interest, after the date fixed as the end of the Lease and after delivery of entire possession of the leased premises to Landlord. In the event of a sale of the land and building of which the leased premises form a part, hereinafter referred to as the Building, or leasing of the building, Landlord shall have the right to either transfer the security to the Tenant and Landlord shall thereupon be released by Tenant from all liability for the return of such security or transfer the security to the new Landlord in which case Tenant agrees to look to the new Landlord solely for the return of said security. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Landlord nor its successors or assigns shall be bound by and such assignment, encumbrance, attempted assignment or attempted encumbrance.

In the event of any bankruptcy or other insolvency proceeding against Tenant, it is agreed that all such security deposit held hereunder shall be deemed to be applied by Landlord to rent, sales tax and other charges due to Landlord for the last month of the lease term and each preceding month until such security deposit is fully applied.

6.     USE OF DEMISED PREMISES. Tenant covenants and agrees to use and occupy the Demised Premises for general office purposes and other uses incidental to and associated with Class A office buildings and only in conformity with the law. Tenant shall not use or permit any use of the Demised Premises which creates any safety or environmental hazard, or which would: (i) be dangerous to the Demised Premises, the Building or other tenants, or (ii) be disturbing to other tenants of the Building, or (iii) cause any increase in the premium cost for any insurance which Landlord may then have in effect with respect the Building generally.

7.     IMPROVEMENTS TO PREMISES.

7.1.    By Landlord.

7.1.1.  The Tenant shall cause detailed working drawings to be fully prepared at its expense by a designer of its choice, who shall consult with the Landlord in preparing the same, and shall deliver such working drawings to Landlord, on or before May 1, 1999. Such working drawings must be in sufficient detail to allow Landlord to (a) calculate the cost of constructing all of Tenant’s improvements, and (b) obtain a building and any other necessary permits for the construction of Tenant’s improvements. Within five (5) days after Landlord provides Tenant with the calculations of the costs of constructing Tenant’s improvements, Tenant shall approve the working drawings and the costs of construction. Any costs or expenses incurred by Landlord because of changes to the working drawings made by Tenant after final approval of the costs, shall be paid to the Landlord by the Tenant. If (a)(i) the Tenant defaults in furnishing such working drawings to the Landlord by the time set forth above, (ii) the Tenant fails to give final approval to the working drawings and the costs by the time set forth above, (iii) the Tenant requests any changes to the working drawings after the Tenant has approved the costs of construction, or (iv) the Tenant has requirements in its working drawings that cause unreasonable delays in commencing or completing Tenant’s improvements, (b) as a result thereof, the Landlord is delayed in commencing and/or completing such improvements beyond the dates on which, but for such delay, the Landlord would in its reasonable judgment have commenced or completed them, and (c) such completion occurs after the date which would have been the Commencement Date, then (without altering or impairing the Landlord’s rights under the provisions of this Lease on account of such default, and without altering or impairing any other of Landlord’s rights, including, without limitation, such rights set forth in Section 5.1.2) the Commencement Date shall be the date which would have been the Commencement Date for purposes of the provisions of this Lease, had such delay not occurred.

7.1.2.  Allocation of costs. The cost of such improvements shall be allocated between the Landlord and the Tenant in the following manner:

(a)  Except as is otherwise provided herein, the Landlord shall bear the expense of (i) providing and installing as part of such improvements those materials and other items of improvements, of such manufacture, design, capacity, finish and color, which are described in a schedule attached hereto as Exhibit B (hereinafter referred to as “the Standard Improvement Items”), (ii) to such maximum extent or in such maximum quantity (hereinafter referred to as “the Standard Allowance”) as is specified therein. If the improvements to be made to the Premises pursuant to the provisions of this subparagraph utilize less or fewer than the Standard Allowance of any Standard Improvement Item, the Tenant shall receive no credit against the Rent or otherwise on account thereof.

(b)  The Landlord shall submit the working drawings, as provided by the Tenant, to the Landlord’s general contractor for the Building promptly upon their approval by the Landlord and the Tenant, for such contractor’s calculation of the price which it will charge for constructing such improvements. The

Landlord shall notify the Tenant in writing of such price as calculated by such contractor (and shall in such notice allocate such price between (i) those of such improvements which are included in the Standard Allowance of Standard Improvement Items, and (ii) the remainder of such improvements), and the Tenant shall, at the Landlord’s option, be deemed to have approved such price and allocation for all purposes of the provisions of this Lease unless the Tenant gives the Landlord written notice to the contrary within five (5) days thereafter. All improvements shall be done by Landlord’s general contractor.

(c)  If the improvements to be made to the Premises pursuant to the provisions of this subsection require materials or other items other than the Standard Improvement Items, and/or Standard Improvement Items in excess of the Standard Allowance, and the cost of constructing such improvements shall, if and to the extent that it exceeds the cost which would have been incurred if such improvements consisted only of the Standard Allowance of Standard Improvement Items, be borne by the Tenant. The Tenant shall pay the amount of such excess to the Landlord in two (2) equal installments, the first of which shall be due when such price and allocation are approved by the Tenant, as aforesaid, and the second of which shall be due at the Commencement Date.

7.1.3.  The Landlord shall use its reasonable efforts to complete such improvements promptly, but shall have no liability to the Tenant hereunder if prevented from doing so by reason of any (a) strike, lock-out or other labor troubles, (b) governmental restrictions or limitations, (c) failure or shortage of electrical power, gas, water, fuel oil, or other utility or service, (d) riot, war, insurrection or other national or local emergency, (e) accident, flood, fire or other casualty, (f) adverse weather condition, (g) other act of God, (h) inability to obtain a building permit or a certificate of occupancy, or (i) other cause similar or dissimilar to any of the foregoing and beyond the Landlord’s reasonable control. In such event, (a) the Commencement Date shall (subject to the operation and effect of the provisions of paragraph 5.1.1) be postponed for a period equaling the length of such delay, (b) the Termination Date shall be determined pursuant to the provisions of subsection 1.1 by reference to the Commencement Date as so postponed, and (c) the Tenant shall accept possession of the Premises within ten (10) days after such completion.

7.2.    Acceptance of possession. Except for (a) latent defects or incomplete work which would not reasonably have been revealed by an inspection of the Premises made for the purpose of discovering the same when the Landlord delivers possession of the Premises to the Tenant, and (b) any other item of incomplete work set forth on a “punch list” prepared by the Tenant and approved in writing by the Landlord before such delivery of possession, by its assumption of possession of the Premises the Tenant shall for all purposes of the provisions of this Lease be deemed to have accepted them and to have acknowledged them to be in the condition called for hereunder.

8.     ALTERATIONS OR IMPROVEMENTS BY TENANT.

8.1     During the Lease Term, Tenant shall not make any alterations, additions, improvements, redecorating or other changes to the Demised Premises without the prior written approval (such approval not to be unreasonable withheld or delayed) of Landlord and then only in accordance with plans and specifications previously approved in writing by Landlord and subject to such conditions as Landlord may require, including, without limitations, that Tenant be required to pay for any increased cost to Landlord occasioned thereby or attributed thereto. Prior to the termination of this Lease and without additional notice to Tenant by Landlord, Tenant shall either: (i) remove any such alterations or additions and repair any damage to the Building or the Demised Premises occasioned by their installation or removal and restore the Demised Premises to substantially the same condition as existed prior to the time when any such alterations or additions were made, or (ii) reimburse Landlord for the cost of removing such alterations or additions and the restoration of the Demised Premises, Landlord shall determine any such cost as called for in clause (ii) above prior to the termination of this Lease and Tenant shall reimburse Landlord within thirty (30) days of receipt of such notice.

8.2     After the time of initial occupancy of the Demised Premises by Tenant, Tenant shall have the right to construct and alter the Demised premises, subject to paragraph 8.1, provided, however, that such construction does not include any alterations affecting the exterior or structural components of the Building, or any material alterations to the systems of the Building, including, but not limited to HVAC, electric or plumbing. Any Tenant construction shall be performed by Tenant’s contractors and shall be solely Tenant’s responsibility. All of Tenant’s construction shall be at Tenant’s expense.

8.3     Prior to commencement of construction:

(a)  Landlord shall approve in writing (such approval not to be unreasonably withheld or delayed) the plans and specifications for any alterations to the Demised Premises, such approval by Landlord shall not be deemed to be an approval by Landlord of any work performed pursuant thereto or approval or acceptance by Landlord of any material furnished with respect thereto or a representation by Landlord as to the fitness of such work or materials, and shall not give rise to any liability or responsibility of Landlord.

(b)  Landlord shall approve in writing (such approval not to be unreasonably withheld or delayed) each contractor and subcontractor (which shall each be of sound financial status and good reputation in the community and a duly licensed and qualified professional in the state and, to the extent necessary, township in which the Building is located) to perform such alterations.

(c)  Tenant shall deliver to Landlord a certificate evidencing each contractor’s liability, completed operations and worker’s compensation insurance and naming Landlord as an additional insured, which insurance shall be with a carrier, in amounts and otherwise on terms satisfactory to Landlord.

(d)  Each contractor shall execute and Tenant shall cause to be filed with the appropriate governmental agency in a timely manner such waivers and releases of liens and other documents necessary to insure against imposition of any mechanics’ and material suppliers’ liens for labor furnished and material supplied in connection with the alterations and improvements. Tenant shall deliver copies of such waivers and releases of liens to Landlord together with evidence of the timely filing thereof.

8.4     Tenant covenants and agrees:

(a)  To secure and pay for all necessary building and other permits and fees in connection with the alterations and improvements.

(b)  All construction shall be done in compliance with all applicable laws and ordinances and in a good and workerlike manner in accordance with the approved plans and specifications.

(c)  To obtain and deliver to Landlord a Certificate of Occupancy (or its equivalent) issued by the appropriate governmental authority upon completion of the construction of the Demised Premises.

(d)  To abide by any collective bargaining agreements or other union contracts applicable to Tenant, the Building or Landlord.

(e)  All materials, supplies and workers shall enter the Demised Premises and all work shall be performed at times and by means satisfactory to Landlord.

8.5     Tenant and any approved contractor, subcontractor or material supplier may, after notice to Landlord, enter the Demised Premises during reasonable times after the execution hereof for the purpose of constructing the improvements as aforesaid and inspecting and measuring the Demised Premises, provided that such entry does not, in Landlord’s reasonable judgment, interfere with the operations of the Building or with Landlord’s work therein, or that of any other tenants in the Building. Tenant shall be responsible of any and all damage or injury caused by such contractors, subcontractors, material suppliers and Tenant in the course of constructing the improvements, and Tenant’s obligation to indemnify, defend and hold Landlord harmless set forth in Article 14 shall, include without limitation all work done by Tenant pursuant to this paragraph 7 and shall commence on the date of execution hereof.

8.6     Landlord and its agents or other representatives shall be permitted to enter the Demised Premises to examine and inspect the construction of the alterations and improvements, provided, that no such inspection or examination shall constitute an approval or warranty or give rise to any liability of Landlord with respect to any thereof.

9.     COVENANTS OF LANDLORD. Landlord will supply for normal office use during normal business hours (excluding holidays), heat and air conditioning (except that, in the event that such utilities are separately metered and are paid for by Tenant, Landlord shall supply only the equipment for such utilities), elevator service (where applicable), janitorial and cleaning services, electricity, and hot and cold water, all in amounts consistent with services provided in similar buildings in the community, provided that: (i) Landlord shall not be liable for failure to supply or interruption of any such service by reason of any cause beyond Landlord’s reasonable control (ii) if Tenant’s use of electricity in Landlord’s judgement exceeds a normal office use level (which includes only customary office lighting levels and operation of desktop portable office equipment), Landlord may, at Tenant’s expense, install meters to measure the electricity consumed on the Demised Premises and bill Tenant for any cost thereof above normal office use levels; (iii) if Tenant requires janitorial and cleaning services beyond those provided by Landlord, Tenant shall arrange for such additional services through Landlord, and Tenant shall pay Landlord upon receipt of billing therefor; and (iv) if Tenant requires installation a separate or supplementary heating, cooling, ventilating and/or air conditioning system

Tenant shall pay all costs in connection with the furnishing, installation and operation thereof. Landlord shall be responsible, at its sole cost and expense, for structural repairs and capital improvements (unless otherwise provided for herein) to the Building, unless such repairs are necessitated by damage caused by the negligence or misconduct of Tenant or Tenant’s officers, directors, employees, invitees or agents.

10.   COVENANTS OF TENANT. Tenant will (at Tenant’s sole cost and expense):

10.1   Keep the Demised Premises in good order and repair, reasonable wear and tear expected;

10.2   Surrender the Demised Premises at the end of this Lease in the same condition in which Tenant has agreed to keep it during the Lease Term;

10.3   Not place, erect, maintain or display any sign or other marking of any kind whatsoever on the windows, doors or exterior walls of the Demised Premises and not use or place any curtains, blinds, drapes or coverings over any exterior windows or upon the window surfaces which are visible from the outside of the Building; except the Tenant shall be permitted to install its standard signage and logo on Tenant’s entrance door with the approval of Landlord (which approval shall not be unreasonably withheld or delayed), and Tenant shall be listed on the directories on the elevator lobby of Tenant’s floor, the Building lobby and Building exterior in the same manner as other tenants in the Building;

10.4   Be financially responsible for the maintenance of all plumbing and other fixtures in the Demised Premises, whether installed by Landlord or by Tenant and for repairs and replacements to the Demised Premises and the Building made necessary by reason of damage thereto caused by Tenant or its agents, servants, invitees or employees. In the event Tenant shall fail to perform such maintenance or make such repairs within sixty (60) days of the date such work becomes necessary, Landlord may, but shall not be required to, perform such work and charge the amount of the expense therefor, with interest accruing and payable thereon, all in accordance with Article 18 below;

10.5   Comply with all laws, enactments and regulations of any governmental authority relating or applicable to Tenant’s occupancy of the Demised Premises and any covenants, easements and restrictions governing the Land or Building, and indemnify, defend and hold Landlord harmless from all consequences from its failure to do so;

10.6   Promptly notify Landlord of any damage to or defects in the Demised Premises, any notices of violation received by Tenant and of any injuries to persons or property which occur therein or claims relating thereto;

10.7   Subject to Article 7, pay for any alterations, improvements or additions to the Demised Premises and any light bulbs, tubes and non-standard Building items installed by or for Tenant, and allow no lien to attach to the Building with respect to any of the foregoing;

10.8   Without the prior written consent of Landlord, not place within the Demised Premises or bring into the Building (i) any machinery, equipment or other personalty other than customary office furnishings and small machinery, or any machinery or (ii) other personalty having a weight in excess of the design capacity of the Building;

10.9   Not use the Demised Premises for the generation, manufacture, refining, transportation, treatment, storage or disposal of any hazardous substance or waste or for any purpose which poses a substantial risk of damage to the environment; in this regard Tenant represents that it does not have a Standard Industrial Classification number as designated in the Standard Industrial Classifications Manual prepared by the Office of Management and Budget in the Executive Office of the President of the United States that is any of 22-39 inclusive, 46-49 inclusive, 51 or 76 and will not engage in any activity which would subject Tenant to the provisions of the Federal Comprehensive Environmental Response, Liability and Clean-Up Act (42 U.S.C. Section 9601 etseg.), the Federal Water Pollution Control (33 U.S.C.A. Section 1151 et seg.), the Clean Water Act of 1977 (33 U.S.C.A. Section 1251 et seg.), or any other federal, state or local environmental law, regulation or ordinance;

10.10 Comply with all rules and regulations which may hereafter be promulgated by Landlord and with all reasonable changes and additions thereto upon notice by Landlord to Tenant (such rules and regulations, together with all changes and additions thereto, are part of this Lease); Landlord shall notify Tenant in writing at least fifteen (15) days prior to the promulgation of such rules and regulations or changes thereto. Landlord agrees to enforce such rules and regulations against all tenants in the Building in a non-

discriminating fashion and to take reasonable action to cause a cessation of any violation of all rules that interfere with Tenant’s use and quiet enjoyment of the Premises;

10.11 Comply with all reasonable recommendations of Landlord’s or Tenant’s insurance carriers relating to layout, use storage of materials and maintenance of the Demised Premises.

11.   ASSIGNMENT AND SUBLETTING. Tenant shall not assign, pledge, mortgage or otherwise transfer or encumber this Lease, nor sublet all or any part of the Demised Premises or permit the same to be occupied or used by anyone other than Tenant or its employees without Landlord’s prior written consent (such consent not to be unreasonable withheld or delayed). Notwithstanding the foregoing, Tenant shall have the right to assign this Lease or sublet the Demised Premises or any part thereof, without the consent of Landlord, to any parent, subsidiary or affiliate of Tenant. Any consent by Landlord hereunder (or assignment where such consent is not required) shall not constitute a waiver of strict future compliance by Tenant of the provisions of this Article 11 or a release of Tenant from the full performance by Tenant with any of the terms, covenants, provisions or conditions in this Lease. For purposes of this Article 11, any transfer or change in control of Tenant (or any subtenant, assignee or occupant) by operation of law or otherwise, shall be deemed an assignment hereunder, including, without limitation, any merger, consolidation, dissolution or any change in the controlling equity interests of Tenant or any subtenant, assignee, or occupant (in a single transaction or a series of related transaction). Any assignment or subletting in contravention of the provisions of this Article 11 shall be void.

12.   EMINENT DOMAIN.   If the whole or more than fifty percent (50%) of the Demised Premises (or use or occupancy of the Demised Premises) shall be taken or condemned by an governmental or quasi-govemmental authority for any public or quasi-public use or purpose (including sale under threat of such a taking), or if the owner elects to convey title to the condemnor by a deed in lieu of condemnation, or if all or any portion of the Land or Building are so taken, condemned or conveyed and as a result thereof, in Landlord’s judgement, the Demised Premises cannot be used for Tenant’s permitted use as set forth herein, then this Lease shall cease and terminate as of the date when title vests in such governmental or quasi-governmental authority and the Fixed Rent and Additional Rent shall be abated on the date when such title vests in such governmental or quasi-governmental authority.  If less than fifty percent (50%) of the Demised Premises is taken or condemned by any governmental or quasi-governmental authority for any public or quasi-public use or purpose (including sale under threat of such a taking), the Fixed Rent and Tenant’s proportionate share shall be equitably adjusted )on the basis of the number of square feet before and after such event) on the date when title vests in such governmental or quasi-governmental authority and the Lease shall otherwise continue in full force and effect. In any case, Tenant shall have no claim against Landlord for any portion of the amount that may be awarded as damages as a result of any governmental or quasi-governmental taking or condemnation (or sale under threat or such taking or condemnation); and all rights of Tenant to damages therefor are hereby assigned by Tenant to Landlord. The foregoing shall not, however, deprive Tenant of any separate award for moving expenses, dislocation damages or for any other award which would not reduce the award payable to Landlord.

13.   CASUALTY DAMAGE.

13.1   In the event of damage to or destruction of the Demised Premises caused by fire or other casualty, or any such damage or destruction to the Building or the facilities necessary to provide services and normal access to the Demised Premises in accordance herewith, Landlord, after receipt of written notice thereof from Tenant, shall undertake to make repairs and restorations with reasonable diligence as hereinafter provided, unless this Lease has been terminated by Landlord or Tenant as hereinafter provided or unless any mortgagee which is entitled to receive casualty insurance proceeds fails to make available to Landlord a sufficient amount of such proceeds to cover the cost of such repairs and restoration. If (i) the damage is of such nature or extent that, in Landlord’s sole judgement, more than one hundred and twenty (120) days would be required (with normal work crews and hours) to repair and restore the part of the Demised Premises or Building which has been damaged, or (ii) the Demised Premises or Building is so damaged that, in Landlord’s sole judgement, it is uneconomical to restore or repair the Demised Premises or the Building, as the case may be, or (iii) less than two (2) years then remain on the current Lease Term, Landlord shall so advise Tenant promptly, and either party, in the case described in clause (i) above, or Landlord, in the cases described in clauses (ii) or (iii) above, within thirty (30) days after any such damage or destruction shall have the right to terminate this Lease by written notice to the other, as of the date specified in such notice, which termination date shall be no later than thirty (30) days after the date of such notice.

13.2   In the event of fire or other casualty damage, provided this Lease is not terminated pursuant to the terms of this Article 13 and is otherwise in full force and effect, and sufficient casualty insurance proceeds are available for application to such restoration or repair, Landlord shall proceed diligently to restore the Demised Premises to substantially its condition prior to the occurrence of the damage, Landlord shall not be obligated to repair or restore any alterations, additions, fixtures or equipment which Tenant may have installed (whether or not Tenant has the right or the obligation to remove the same or is required to leave the same on the Demised Premises as of the expiration or earlier termination of this Lease) unless Tenant, in a manner satisfactory to Landlord, assures payment in full of all costs as may be incurred by Landlord in connection therewith.

13.3   Landlord shall not insure any improvements or alterations to the Demised Premises in excess of Building standard tenant improvements, or any fixtures, equipment or other properly of Tenant. Tenant shall, at its sole expense, insure the value of its leasehold improvements, fixtures, equipment and personal property located in or on the Demised Premises, for the purpose of providing funds to Landlord to repair and restore the Demised Premises to substantially its condition prior to occurrences of the casualty occurrence. If there are any such alterations, fixtures or additions and Tenant does not assure or agree to assure payment of the cost of restoration or repair as aforesaid, Landlord shall have the right to restore the Demised Premises to substantially the same condition as existed prior to the damage, excepting such alterations, additions or fixtures.

13.4   The validity and effect of this Lease shall not be impaired in any way by the failure of Landlord to complete repairs and restoration of the Demised Premises or of the Building within one hundred and twenty (120) days after commencement of the work, even if Landlord had in good faith notified Tenant that the repair and restoration could be completed within such period, provided that Landlord proceeds diligently with such repair and restoration. In the case of damage to the Demised Premises which is of a nature or extent that Tenant’s continued occupancy is in the reasonable judgement of Landlord and Tenant substantially impaired, then the Annual Fixed Rent and Tenant’s Proportionate Share otherwise payable by Tenant hereunder shall be equitably abated or adjusted for the duration of such impairment. Tenant shall be responsible to repair all of Tenant’s leasehold improvements and all equipment, fixtures and personal property located in or on the Demised Premises subject to Article 8. and to such other conditions as Landlord may require.

14.   INSURANCE AND INDEMNIFICATION OF LANDLORD; WAIVER OF SUBROGATION.

14.1   Tenant covenants and agrees to exonerate, indemnify, defend, protect and save Landlord, its representatives and Landlord’s managing agent, if any, harmless from and against any and all claims, demands, expenses, losses, suits and damages as may be occasioned by reason of (i) any accident or matter occurring on or about the Demised Premises, causing injury to persons or damage to property (including, without limitation, the Demised Premises), unless such accident or other matter resulted solely from the negligence or otherwise tortious act of Landlord or Landlord’s agents or employees, (ii) the failure of Tenant fully and faithfully to perform the obligations and observe the conditions of this Lease, and (iii) the negligence or otherwise tortious act of Tenant or anyone in or about the Building on behalf of or at the invitation or right of Tenant. Tenant shall maintain in full force and effect, at its own expense, comprehensive general liability insurance (including a contractual liability and fire legal liability insurance endorsement) naming as an additional insured Landlord and Landlord’s managing agents, if any, against claims for bodily injury, death or property damage in amounts not less than $1,000,000 (or such higher limits as may be determined by Landlord from time to time) and business interruption insurance in an amount equal to Tenant’s gross income for twelve (12) months. All policies shall be issued by companies having a Best’s financial rating of A or better and a size class rating of XII (12) or larger or otherwise acceptable to Landlord.   At or prior to the Commencement Date, Tenant shall deposit the policy or policies of such insurance, or certificates thereof, with Landlord and shall deposit with Landlord renewals thereof at least fifteen (15) days prior to each expiration. Said policy or policies of insurance or certificates thereof shall have attached thereto an endorsement that such policy shall not be canceled without at least thirty (30) prior written notice to Landlord and Landlord’s managing agent, if any, that no act or omission of Tenant shall invalidate the interest of Landlord under said insurance and expressly waiving all rights of subrogation as set forth below. At Landlord’s request, Tenant shall provide Landlord with a letter from an authorized representative of its insurance carrier stating that Tenant’s current and effective insurance coverage complies with the requirements contained herein.

14.2   Landlord and Tenant hereby release the other from any and all liability or responsibility to the other or anyone claiming through or under them by way of subrogation or otherwise for any loss or damage to property covered by insurance then in force, even if any such fire or other casualty occurrence shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible. This release shall be applicable and in full force and effect, however, only to the extent of and with respect to any loss or damage occurring during such time as the policy or policies of insurance covering said loss shall contain a clause or endorsements to the effect that this release shall not adversely affect or impair said insurance or prejudice the right of the insured to recover thereunder. To the extent available, Landlord and tenant further agree to provide such endorsements for said insurance policies agreeing to the waiver of subrogation as required herein.

15.   INSPECTION; ACCESS; CHANGES IN BUILDING FACILITIES.

15.1   Landlord and its agents or other representatives shall be permitted to enter the Demised Premises at reasonable times (i) to examine, inspect and protect the Demised Premises and the Building and (ii) during the last six (6) months of the original or any renewal term, to show it to prospective tenants and to affix to any suitable part of the exterior of the Building in which the Demised Premises is located a notice for letting the Demised Premises or the Building or (at any time during the original or any renewal term) selling the Building.

15.2   Landlord shall have access to and use of all areas in the Demised Premises (including exterior Building walls, core corridor walls and doors and any core corridor entrances), any roofs adjacent to the Demised Premises, and any space in or adjacent to the Demised Premises used for shafts, stacks, pipes, conduits, fan rooms, ducts, electric or other utilities, sinks or other Building facilities, as well as access to and through the Demised Premises for the purpose of operation, maintenance, decoration and repair, provided, however, that except in emergencies such access shall not be exercised so as to interfere unreasonable with Tenant’s use of the Demised Premises. Tenant shall permit Landlord to install, use and maintain pipes, ducts and conduits within the demising walls, bearing columns and ceilings of the Demised Premises, provided that the installation work is performed at such times and by such methods as will not materially interfere with Tenant’s use of the Demised Premises, materially reduce the floor area thereof or materially and adversely affect Tenant’s layout, and further provided that Landlord performs all work with due diligence and care so as to not damage Tenant’s property or the Demised Premises. Landlord and Tenant shall cooperate with each other in the location of Landlord’s and Tenant’s facilities requiring such access.

15.3   Landlord reserves the right at any time, without incurring any liability to Tenant therefor, to make such changes in or to the Building and the fixtures and equipment thereof, as well as in or to the street entrances, halls, foyers, passages, elevators, if any, and stairways thereof, as it may deem necessary or desirable; provided that there shall be no change that materially detracts from the character or quality of the Building.

16.   DEFAULT.  Any other provisions in this Lease notwithstanding, it shall be an event of default (“Event of Default”) under this Lease if: (i) Tenant fails to pay any installment of Fixed Rent, Additional Rent or other sum payable by Tenant hereunder when due and such failure continues for a period of five (5) days after written notice of such non-payment be Landlord to Tenant (which written notice shall not be required more than two times in any period of twelve (12) consecutive months), or (ii) Tenant fails to observe or perform any other covenant or agreement of Tenant herein contained and such failure continues after written notice given by or on behalf of Landlord to Tenant for more than thirty (30) days, or (iii) Tenant uses or occupies the Demised Premises other than as permitted hereunder, or (iv) Tenant assigns or sublets, or purports to assign or sublet, the Demised Premises or any part thereof other than in the manner and upon the conditions set forth herein, or (v) Tenant abandons or vacates the Demised Premises or, without Landlord’s prior written consent, Tenant removes or attempts to remove or manifests an intention to remove any or all of Tenant’s property from the Demised Premises other than in the ordinary and usual course of business, or (vi) Tenant (which, for purposes of this clause, includes any guarantor hereunder) files a petition commencing a voluntary case, or has filed against it a petition commencing an involuntary case, under the Federal Bankruptcy Code (Title 11 of the Unites States Code), as now or hereafter in effect, or under any similar law, or files or has filed against it a petition or answer in bankruptcy or for reorganization or for an arrangement pursuant to any state bankruptcy law or any similar state law, and, in the case of any such involuntary action, such action shall not be dismissed, discharged or denied within sixty (60) days after the filing thereof, or Tenant consents or acquiesces in the filing thereof, or (vii) if Tenant is a banking organization, Tenant files an application for protection, voluntary liquidation or dissolution applicable to banking organization, or (viii) a custodian, receiver, trustee or liquidator of Tenant or of all or substantially all of Tenant’s property or of the Demised Premises shall be appointed in any proceedings brought by or against Tenant and, in the latter case, such entity shall not be discharged within sixty (60) days after such appointment or Tenant consents to or acquiesces in such appointment, or (ix) Tenant shall generally not pay Tenant’s debts as such debts become due, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, or (x) any of the foregoing occurs as to any guarantor or surety of Tenant’s performance under this Lease, or such guarantor or surety defaults on any provision under its guaranty or suretyship agreement. The notice and grace period provisions in clauses (i) and (ii) above shall have no application to the Events of Default referred to in clauses (iii) through (ix) above or, to the extent applicable (x).

17.   LANDLORD’S REMEDIES.

17.1   In the event of any Event of Default, Landlord at any time thereafter may at its option exercise any one or more of the following remedies:

(a)  Termination of Leases. Landlord may terminate this Lease, by written notice to Tenant, without any right by Tenant to reinstate its rights by payment of rent due or other performance of the terms and conditions hereof. Upon such termination Tenant shall immediately surrender possession of the Demised Premises to Landlord, and Landlord shall immediately become entitled to receive from Tenant an amount equal to the difference between the aggregate of all Fixed Rent and Additional Rent reserved under this Lease for the balance of the Lease Term, and the fair rental value of the Demised Premises for that period, determined as of the date of such termination.

(b)  Reletting. With or without terminating this Lease, as Landlord may elect, Landlord may re-enter and repossess the Demised Premises, or any part thereof, and lease them to any other person upon such terms as Landlord shall deem reasonable, for a term within or beyond the term of this Lease; provided, that any such reletting prior to termination shall be for the account of Tenant, and Tenant shall remain liable for (i) all Annual Fixed Rent, Additional Rent and other sums which would be payable under this Lease by Tenant in the absence of such expiration, termination or repossession, less (ii) the net proceeds, if any, of any reletting effected for the account of Tenant after deducting from such proceeds all of Landlord’s expenses, attorneys’ fees and expenses, employees’ expenses, reasonable alteration costs, expenses of preparation for such reletting and all costs and expenses, direct or indirect, incurred as a result of Tenant’s breach of the Lease. Landlord shall have no obligation to relet the Demised Premises if Landlord, or any of its affiliates, shall have other comparable space available for rent. If the Demised Premises are at the time of default sublet or leased by Tenant to others, Landlord may, as Tenant’s agent, collect rents due from any subtenant or other tenant and apply such rents to the rent and other amounts due hereunder without in any way affecting Tenant’s obligation to Landlord hereunder. Such agency, being given for security, is hereby declared to be irrevocable.

(c)  Acceleration of Rent. Landlord may declare Fixed Rent and all items of Additional Rent (the amount thereof to be based on historical amounts and Landlord’s estimates for future amounts) for the entire balance of the then current Lease Term immediately due and payable, together with all other charges, payments, costs, and expenses payable by Tenant as though such amounts were payable in advance on the date the Event of Default occurred.

(d)  Removal of Contents by Landlord. With respect to any portion of the Demised Premises which is vacant or which is physically occupied by Tenant, Landlord may remove all persons and property therefrom, and store such property in a public warehouse or elsewhere at the cost of and for the account of Tenant, without service of notice or resort to legal process (all of which Tenant expressly waives) and without being deemed guilty of trespass or becoming liable for any loss or damage which may be occasioned thereby. Landlord shall have a lien for the payment of all sums agreed to be paid by Tenant herein upon all Tenant’s property, which lien is to be in addition to Landlord’s lien now or hereafter provided by law.

(e)  Right of Distress and Lien. In addition to all other rights and remedies of Landlord, if an Event of Default shall occur, Landlord shall, to the extent permitted by law, have a right of distress for rent and lien on all of Tenant’s fixtures, merchandise and equipment in the Demised Premises, as security for rent and all other charges payable hereunder.

(f)   Tenant hereby empowers an attorney of any Court of Record to appear for Tenant in any and all actions which may be brought for rent and/or the charges, payments, costs, and expenses herein reserved as rent, or herein agreed to be paid by Tenant and/or to sign for Tenant an agreement for entering in any competent Court and action to confess judgment, or actions for the recovery of such rent or other charges or expenses in said suits or in said action or actions to confess judgment against Tenant for all or part of the rent specified in this Lease and then due and unpaid, and other charges, payments, costs, and expenses reserved as rent or agreed to be paid by Tenant and then due and unpaid; and for interest and costs and attorney’s fees of fifteen percent (15%) of the amount due by Tenant. Such authority shall not be exhausted by one exercise thereof, but judgment may be confessed as aforesaid from time to time as often as any said rent and/or other charges reserved as rent or agreed to be paid by Tenant shall fall due or be in arrears.

(g)  Upon the expiration of the then current term of this lease of the earlier termination or surrender hereof as provided in this lease, it shall be lawful for any attorney to appear as attorney for Tenant as well as for all persons claiming by, through or under Tenant and to sign an agreement for entering in any competent Court an action to confess judgment in ejectment against Tenant and all persons claiming by, through or under Tenant and therein confess judgment for the recovery by Landlord of possession of the premises, for which this lease (or a copy thereof) shall be its sufficient warrant, whereupon, if Landlord so desires, a writ of possession or the appropriate writ under the Rules of Civil Procedure then in effect may issue forthwith, without any prior writ or proceedings; provided, however, if for any reason after such action shall have commenced, the same shall be determined and possession of the premises remain in or be restored to Tenant, Landlord shall have the right for the same default and upon any subsequent default or defaults, or upon expiration of the term of this lease to bring one more further action to confess judgment or actions as hereinbefore set forth to recover possession of the premises and confess judgment for the recovery of possession of the premises as hereinbefore provided.

(h)  In any action to confess judgment in ejectment and/or for rent in arrears, Landlord shall first cause to be filed in such action an affidavit made by him or someone acting for him, setting forth the facts necessary to authorize the entry of judgment, and, if a true copy of this lease (and of the truth of the copy such affidavit shall be sufficient evidence) be filed in such action, it shall not be necessary to file in such action, it shall not be necessary to file the original as a warrant of attorney, and rule of Court, custom or practice to the contrary notwithstanding Tenant hereby releases to Landlord and to any and all attorneys who may appear for Tenant all errors in said proceedings and all liability therefor. If proceedings shall be commenced by Landlord to recover possession under the Acts of Assembly and Rules of Civil Procedure, either at the end of the term or earlier termination of this lease, or for non-payment of rent or any other reason, Tenant specifically waives the right to the three months’ notice and to the fifteen or thirty days’ notice required by the Landlord and Tenant Act of 1951, and agrees that five days’ notice shall be sufficient in either or any such case.

17.2   Injunction. In the event of breach or threatened breach by Tenant of any provision of this Lease, Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity in addition to other remedies provided for herein.

17.3   Waiver of Redemption. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future law in the event this Lease is terminated, or in the event of Landlord obtaining possession of the Demised Premises, or Tenant is evicted or dispossessed for any cause, by reason of violation by Tenant of any of the provisions of this Lease.

17.4   Not Exclusive Right. No right or remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy herein or by law provided, but each shall be cumulative and in addition to every other right or remedy given herein or now or hereafter existing at law or in equity by statute.

17.5   Expenses. In the event that Landlord commences suit for the repossession of the Demised Premises, for the recovery or rent or any other amount due under the provisions of this Lease, or because of the breach of any other covenant herein contained on the part of Tenant to be kept or performed, and a breach shall be established, Tenant shall pay to Landlord all expenses incurred in connection therewith, including reasonable attorneys’ fees.

18.   LANDLORD’S RIGHT TO CURE TENANT’S DEFAULT. If Tenant defaults in the making of any payment or in the doing of any act herein required to be made or done by Tenant, then Landlord may, but shall not be required to, make such payment or do such act, and charge the amount of Landlord’s expense to Tenant, with interest accruing and payable thereon at the Default Rate as of the date of the expenditure by Landlord or as of the date of payment thereof by Tenant, whichever is higher, from the date paid or incurred by Landlord to the date of payment hereof by Tenant; provided, however, that nothing herein contained shall be construed or implemented in such a manner as to allow Landlord to charge or receive interest in excess of the maximum legal rate then allowed by law. Such payment and interest shall constitute Additional Rent hereunder due and payable with the next monthly installment of Fixed Rent; but the making of such payment or the taking of such action by Landlord shall not operate to cure such default by Tenant or to estop Landlord from the pursuit of any remedy to which Landlord would otherwise be entitled.

19.   ESTOPPEL CERTIFICATE.  Tenant shall immediately prior to occupancy execute Tenant Estoppel Certificate as provided for herein and attached hereto as Exhibit “G”, and from time to time, at the request of Landlord, upon ten (10) business days notice, execute and deliver to Landlord a statement provided by Landlord to Tenant, it being intended that any such statement delivered pursuant hereto may be relied upon by others with whom Landlord may be dealing. Failure to execute said Estoppel Certificate shall constitute a default under this lease.

20.   HOLDING OVER.   If Tenant retains possession of the Demised Premises or any part thereof after the termination of this Lease or expiration of the Lease Term or otherwise in the absence of any written agreement between Landlord and Tenant concerning any such continuance of the term, Tenant shall pay Landlord (1) as liquidated damages for such holding over alone, an amount, calculated on a per diem basis for each day of such unlawful retention, equal to the greater of (a) twice the Annual Fixed Rent, or (b) the established market rental for the Demised Premises, for the time Tenant thus remains in possession, plus, in each case, all Additional Rent and other sums payable hereunder, and (ii) all other damages, costs and expenses sustained by Landlord by reason of Tenant’s holding over. Without limiting any rights and remedies of Landlord resulting by reason of the wrongful holding over by Tenant, or creating any right in Tenant to continue in possession of the Demised Premises, all Tenant’s obligations with respect to the use, occupancy and maintenance of the Demised Premises shall continue during such period of unlawful retention.

21.   RELOCATION OF TENANT.   Landlord, at its sole expense, on at least thirty (30) days prior written notice to Tenant, may require Tenant to move from the Premises to another suite of comparable size and decor in the Building or in the Business Park in order to permit Landlord to consolidate the Premises with other adjoining space or to be leased to another tenant in the Building. In the event of any such relocation, Landlord shall pay all the expenses of preparing and decorating the new premises so that they will be substantially similar to the Premises and shall also pay the expenses of moving Tenant’s furniture and equipment to the new premises.

22.   SURRENDER OF DEMISED PREMISES. Tenant shall, at the end of the Lease Term, or any extension thereof, promptly surrender the Demised Premises in good order and condition and in conformity with the applicable provisions of this Lease, excepting only reasonable wear and tear.

23.   SUBORDINATION AND ATTORNMENT. This Lease and the estate, interest and rights hereby created are subordinate to any mortgage now or hereafter placed upon the Building or the Land or any estate or interest therein, including, without limitation, any mortgage on any leasehold estate, and to all renewals, modifications, consolidations, replacements and extensions of the same as well as any substitutions therefor, as provided for on the attached Exhibit “F”. Tenant agrees that in the event any person, firm, corporation or other entity acquires the right to possession of the Building or the Land, including any mortgagee or holder of any estate or interest having priority over this Lease, Tenant shall, if requested by such person, firm, corporation or other entity, attorn to and become the tenant of such person, firm, corporation or other entity, upon the same terms and conditions as are set forth herein for the balance of the Lease Term. Notwithstanding the foregoing, any mortgagee may, at any time, subordinate its mortgage to this Lease, without Tenant’s consent, by notice in writing to Tenant, and thereupon this Lease shall be deemed prior to such mortgage without regard to their respective dates of execution and delivery, and in that event, such mortgagee shall have the same rights with respect to this Lease as though it had been executed prior to the execution and delivery of the mortgage. Tenant, if requested by Landlord, shall execute any such instruments in recordable form as may be reasonably required by Landlord in order to confirm or effect the subordination or priority of this Lease, as the case may be, and the attornment of Tenant to future landlords in accordance with the terms of this Article. Landlord shall furnish to Tenant a non-disturbance agreement from the holder of such mortgage providing that so long as Tenant is not in default of this Lease Tenant’s occupancy shall not be disturbed and the obligations of Landlord will continue to be performed.

24.   BROKERS. Each party represents and warrants to the other that it, he, she or they have not made any agreement or taken any action which may cause anyone to become entitled to a commission as a result of the transactions contemplated by this Lease, and each will indemnify and defend the other from any all claims, actual or threatened, for compensation by any such third person by reason of such party’s breach of its, his, her or their representation or warranty contained in the Article 23 except for KLNB, Inc.

25.   NOTICES. All notices or other communications hereunder shall be in writing and shall be deemed to have been given (i) if hand delivered or sent by an express mail or delivery service or by courier, then if and when delivered to the respective parties at the below addresses (or at such other address as a party may hereafter designate for itself by notice to the other party as required hereby), or (ii) if mailed, then on the next business day following the date on which such communication is deposited in the United States mails, by first class registered or certified mail, return receipt requested, postage prepaid, and addressed to the respective parties at the below addresses (or at such other address as a party may hereafter designate for itself by notice to the other party as required hereby). All notices and communications to Tenant may also be given by leaving the same at the Demised Premises during business hours.

25.1    If to Landlord:

25.2   If to Tenant:

26.   MISCELLANEOUS.

26.1   Successors and Assigns. The obligations of this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that Landlord and each successive owner of the Building and/or the Land shall be liable only for obligations accruing during the period of its ownership or interest in the Building, and from and after the transfer by Landlord or such successive owner of its ownership or other interest in the Building, Tenant shall look solely to the successors in title for the performance of Landlord’s obligations hereunder arising thereafter.

26.2   Waivers. No delay or forbearance by Landlord in exercising any right or remedy hereunder or in undertaking or performing any act matter which is not expressly required to be undertaken by Landlord shall be construed, respectively, to be a waiver of Landlord’s rights or to represent any agreement by Landlord to undertake or perform such act or matter thereafter.

26.3   Waiver of Trial by Jury. Tenant hereby consents to the exclusive jurisdiction of the courts of the state where the Demised Premises are located and in any and all actions or proceedings arising hereunder or pursuant hereto, and irrevocably agrees to service of process in accordance with Article 24 above. Landlord and Tenant agree to waive trial by jury in any action, proceeding or counterclaim brought by either of the parries hereto against the other on any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant’s use of or occupancy of the Demised Premises and/or any claim of injury or damage and any emergency or any other statutory remedy.

26.4   Limitation of Landlord’s Liabilities. Tenant shall look solely to the Demised Premises and rents derived therefrom and Landlord’s insurance proceeds for enforcement of any obligation hereunder or by law assumed or enforceable against Landlord, and no other property or other assets of Landlord shall be subjected to levy, execution or other enforcement procedure for the satisfaction of Tenant’s remedies or with respect to this Lease, the relationship of Landlord and tenant hereunder or Tenant’s use and occupancy of the Demised Premises.

26.5   Time of the Essence. All times, wherever specified herein for the performance by Landlord or Tenant of their respective obligations hereunder, are of the essence of this Lease.

26.6   Severability. Each covenant and agreement in this Lease shall for all purposes be construed to be a separate and independent covenant or agreement. If any provision in this Lease or the application thereof shall to any extent be invalid, illegal or otherwise unenforceable, the remainder of this Lease, and the application of such provision other than as invalid, illegal or unenforceable, shall not be affected thereby; and such provisions in this Lease shall be valid and enforceable to the fullest extent permitted by law.

26.7   Amendment and Modification. This Lease, including all Exhibits hereto, each of which is incorporated in this Lease, contains the entire agreement between the parties hereto, and shall not be amended, modified or supplemented unless by agreement in writing signed by both Landlord and Tenant.

26.8   Headings and Terms. The title and headings and table of contents of this Lease are for convenience of reference only and shall not in any way be utilized to construe or interpret the agreement of the parties as otherwise set forth herein. The term “Landlord” and term “Tenant” as used herein shall mean, where appropriate, all persons acting by or on behalf of the respective parties, except as to any required approval, consents or amendments, modifications or supplements hereunder when such terms shall only mean the parties originally named on the first page of this Lease as Landlord and Tenant, respectively, and their agents so authorized in writing.

26.9   Governing Law. This Lease shall be governed by and construed in accordance with the laws of the State of Maryland.

IN WITNESS WHEREOF, the parties hereto have caused this Lease to be executed on the day and year first above written.

LANDLORD:
BEAVER DAM LIMITED LIABILITY COMPANY

Witness:	By:	Frederick Smith, General Partner

/s/ Leiloni Reynolds	By:	/s/ Frederick Smith

TENANT:

Witness:	By:	SBG GROUP

/s/ Leiloni Reynolds	By:	/s/ David B. Amy
	Name:	David B. Amy
	Title:	V.P. CFO

RENT SCHEDULE
RIDER #1

Year	Monthly	Annually

1	$16,450.00	$197,400.00

2	$16,943.50	$203,322.00

3	$17,451.80	$209,421.66

4	$17,975.35	$215,704.30

5	$18,514.61	$222,175.43

6	$19,070.05	$228,840.70

7	$19,642.16	$235,705.92

8	$20,231.42	$242,777.10

9	$20,838.36	$250,060.41

10	$21,463.51	$257,562.22

EXHIBIT “B”

SPECIAL STIPULATIONS

Please Initial:

/s/ F.S.	/s/ D.A.
Landlord	Tenant

ADDENDA TO SBG/BEAVER DAM LLC LEASE

Section 1. Demise Premises. Beaver Dam LLC will grant SBG/SCI first right of refusal on any space on the second floor as well as on the first floor.

Section 2. Lease Term. Beaver Dam LLC will grant a 5-year option with the rate not to exceed the fair market value of like space. However, in no instance will the rate be less than the rent paid for the last year on the current lease. The Lease term will begin the day the general contractor, Roy L. Kirby and Sons, has released the building to Beaver Dam LLC in compliance with state and county laws to function for public use. This release date would be the date that Sinclair Broadcast Group, Inc. would have full access to initiate occupancy or additional tenant improvements of their leased space. This date would be a minimum of 60 days after the tenant improvements are undertaken by the tenant. The projected occupancy date is currently July 1, 1999.

Section 3. Fixed Rent. See Exhibit C Addendum.

Section 7. Improvements to Premises. Add to Exhibit B: SBG/SCI will be allotted $15 per square foot of the rentable square feet as Tenant improvements. Beaver Dam LLC will provide a ceiling. The ceiling will be 2x2 or 2x4 grids which will be provided above and beyond the $15 per sq. ft. Tenant improvement allowance. This ceiling will be provided at no cost to SBG/SCI. All other improvements to the space will be at the expense of SBG/SCI.

Section 9. Covenants to Landlord. Normal business hours will be 8:00 A.M.-6:00 P.M., Monday-Friday, 9:00 A.M.-l :00 P.M., Saturday, no holidays or Sundays.

Section 10. Covenants of Tenant. If allowed by law, signage will be present on the parking lot as well as a first floor lobby directory. At this time, it is the intent of Beaver Dam LLC to place an external sign fixed to the building which will read “Sinclair”.

Section 11. Assignment and Subletting. The Tenant will have the right to assign their lease to the purchaser of the Tenant’s business. The purchase of said business will have the identical responsibilities to the Landlord as did the Tenant/seller of the business. Assignee must have a net worth equal to or greater than that of the Tenant as of the Lease Commencement Date and as of the effective date of the proposed assignment or subletting.

Section 21. Allocation of Tenant. Delete section.

Section 24. Broker. KLNB, Inc. is the agent of the Landlord. The Landlord is responsible for KLNB’s fees.

Exhibit C. Provision regarding additional rent and adjustment to fix rent. As a point of clarification, the baseline for operating expenses will be established during the first year of the Tenant’s lease. This will be covered by the Tenant’s sq. ft. cost. However, at the beginning of the second year of the lease, any increases in costs above the Year 1 baseline related to items under Exhibit “C” will be paid by the Tenant’s on a pro-rata per sq. ft. share.

EXHIBIT “C”

PROVISIONS REGARDING ADDITIONAL RENT AND ADJUSTMENTS TO FIX RENT

1.   Definitions.

A.          “Essential Capital Improvements” shall mean (a) a labor saving device, energy saving device or other installation, improvement or replacement which is intended to reduce Operating Expenses, whether or not voluntary or required by governmental mandate, or (b) an installation or improvement required by reason of any law, ordinance or regulation which did not exist on the date of the execution of this Lease, or (c) an installation or improvement intended to improve the safety of tenants in the Building generally, whether or not voluntary or required by governmental mandate.

B.           “Operating Expense Allowance” shall mean and equal -Tenant’s Proportionate Share of the amount of Operating Expenses for the calendar year 1999.

C.           “Operating Expenses” shall mean all of Landlord’s operating costs and expenses of whatever kind or nature paid or incurred in the operation and maintenance of the Building and the Land, all computed on the accrual basis and in accordance with the terms of this Lease, including, but not limited to, the following:

1.     Gas, electricity, steam, fuel, water, sewer and other utility charges (including surcharge’s) of whatever nature (excluding use of utilities by other tenants such as may be submetered or separately metered pursuant to their leases);

2.     Insurance premiums and the amounts of any deductibles paid by Landlord;

3.     Building personnel costs, including, but not limited to, salaries, wages, fringe benefits, taxes, insurance and other direct and indirect costs;

4.     Costs of service and maintenance contracts including, but not limited to, cleaning and security services;

5.     All other maintenance and repair expenses (excluding repairs and general maintenance paid by proceeds of insurance or by Tenant or other third parties, and alterations solely attributable to tenants of the Building other than Tenant) and the cost of materials and supplies;

6.     Any other costs and expenses (i.e. items which are not capital improvements) incurred by Landlord in operating the Building, including ground rent, if any;

7.     The cost of any additional services not provided to the Building on the Commencement Date but thereafter provided by Landlord in the prudent management of the Building;

8.     The annual amortization of any Essential of Capital Improvement which is made by Landlord after completion of initial construction of the Building, based on the useful life of the improvement plus interest at the Prime Rate on the date of the expenditure on the underappreciated portion thereof;

9.     Landlord’s central office accounting costs and overhead applicable to the Building;

10.   Accounting fees for preparing the Operating Expense statement;

11.   Management fees payable to the managing agent; and

12.   Taxes, allocated on a per diem basis if the tax year is different than the Operating Year.

Please Initial:

/s/ F.S.	/s/ D.A.
Landlord	Tenant

C-1

Operating Expenses shall not include:

1.     Special cleaning or other services, not offered to all tenants of the Building;

2.     Any charge for depreciation, interest or rents (except, if applicable) (ground rents) paid or incurred by Landlord; or

3.     Leasing commissions.

If Landlord is not furnishing any particular work or service (the cost of which, if performed by Landlord, would constitute and Operating Expense) to a tenant who has undertaken to perform such work or service in lieu of performance by Landlord, Operating Expenses shall nevertheless be deemed to include the amount Landlord would reasonably have incurred if Landlord has in fact performed the work or service at its expense.

Not withstanding the foregoing, Operating Expenses shall not include interest and amortization, depreciation, ground rents, expenses for work performed for other tenants in Building, expenses for repairs or other work occasioned by fire or other insurable casualty (to the extent covered by insurance), expenses for leasing or processing new tenants, leasing commissions, advertising expenses), legal expenses incurred in enforcing the terms of any tenant leases, salaries for any employees of Landlord above those attributable the management, operation and maintenance of the Building, incurred by Landlord in connection with the operation and maintenance of the Building.

D.    “Operating Year” shall mean each calendar year or such other period of twelve (12) months as hereafter may be adopted by Landlord as its fiscal year, occurring during the Lease Term.

E.     “Taxes” shall mean all taxes, assessments and governmental charges, whether Federal, state, county or municipal, and whether general or special, ordinary or extraordinary, foreseen or unforeseen, imposed upon the Building or the Land or their operation, whether or not directly paid by Landlord. Taxes shall not include income taxes, excess profit taxes, franchise taxes, or other taxes imposed or measured on or by the income of Landlord from the operation of the Building or the Land; provided, however, that if, due to a future change in the method of taxation or assessment, any income, profit, franchise or other tax, however designated, shall be imposed in substitution, in whole or in part, for (or in lieu of) any tax, assessment or charge which would otherwise be included within the definition of Taxes, such other tax shall be deemed to be included with Taxes as defined herein to the extent of such substitution. There shall be added to Taxes the expenses of any contests (administrative or otherwise) of Taxes incurred during the Operating Year. Tenant shall pay to the appropriate governmental authority any use and occupancy tax. In the event that Landlord is required by law to collect such tax, Tenant shall pay such use and occupancy tax to Landlord as Additional Rent upon demand and Landlord shall remit any amounts so paid to Landlord to the appropriate governmental authority.

F.     “Tenants’s Proportionate Share” shall mean a fraction; the numerator of which shall be the rentable square feet of Demised Premises, and the denominator of which is 74,200 rentable square feet which is the aggregate rentable square feet in the Building.

2.             Additional Rent for Operating Expenses.

2.1   Commencing on August 1, 1999, Tenant shall pay during the Lease Term as Additional Rent, the amount by which Tenants’ Proportionate Share of Operating Expenses exceeds the Operating Expense Allowance.

2.2   As soon as available in each Operating Year during the Lease Term, Landlord shall provide Tenant with a written statement setting forth the Operating Expense Allowance and a projection of Tenant’s Proportionate Share of Operating Expenses for such year commencing on the first day of the first month following receipt of such statement and continuing until receipt by Tenant of Landlord’s statement of the next projected Tenant’s Proportionate Share of Operating Expenses, Tenant shall pay to Landlord with each monthly installment of Fixed Rent an amount equal to one-twelfth (1/12th) of the excess of such projected Tenant’s Proportionate Share of Operating Expenses over the Operating Expense Allowance. Concurrently with the first payment required hereinabove, Tenant shall pay to Landlord an amount equal to the excess of such projected Tenant’s Proportionate Share of Operating Expenses over the Operating Expense Allowance multiplied by a fraction, the numerator of which is the number of calendar months of the Operating Year in question which have elapsed prior to the due date of such first payment and the denominator of which is twelve (12), less any payments made by Tenant during said period on account of such excess Operating Expenses.

C-2

2.3   Landlord shall, as soon as possible after the close each such Operating Year, provide Tenant with a statement of the actual operating expenses for such period. Any underpayment by Tenant during such Operating Year due to the fact that projected Operating Expenses were less than actual Operating Expenses shall be paid to Landlord within 30 days after Tenant’s receipt of a statement for such deficiency. Any overpayment by Tenant due to the fact that projected Operating Expenses were greater than actual Operating Expenses for such year shall be credited to the next Additional Rent payable by Tenant under this Exhibit “C.” If the Operating Expenses are less than the Operating Expense Allowance, a credit or check will not be issued.

3.       Adjustment for Vacancies. In determining Operating Expenses for any Operating Year, if the Building was less than fully occupied during such entire year, or was not in operation during such entire year, then Operating Expenses shall be adjusted by Landlord to reflect the amount that such expenses would normally be expected to have been, in the reasonable opinion of Landlord, had the Building been fully occupied and operational throughout such year, except that in no event shall such adjustment result in an amount less than the actual Operating Expenses. Any such annualization shall be explained in Landlord’s statement under Section 2.3 hereof.

4.       Pro-Rations. Should this Lease commence or terminate at any time other than the first day of an Operating Year, the Additional Rent payable by Tenant on account of Operating Expenses shall be first calculated on the basis of the entire Operating Year and then pro-rated on the basis of the number of days of occupancy.

5.       Audit. Tenant shall have the right at all reasonable times within thirty (30) days after Landlord has provided Tenant with a statement of the actual Operating Expenses, and at its sole expense, to audit Landlord’s books and records relating to this Lease for that Operating Year.

6.       Minimums. Notwithstanding anything contained herein to the contrary, in no event shall Tenant’s Proportionate Share of Operating Expenses for any calendar year be less than the Operating Expense Allowance.

7.       Personal Property Taxes. Tenant will be responsible for ad valorem taxes on its personal property and on the value of the leasehold improvements in the Demised Premises to the extent that the same exceed Building Standard allowances (and if the taxing authorities do not separately assess Tenant’s leasehold improvements, Landlord may make a reasonable allocation of impositions to such improvements).

8.       Survival. If, upon expiration or termination of this Lease for any cause, the amount of any Additional Rent due hereunder has not yet been determined, an appropriate payment from Tenant to Landlord or refund from Landlord to Tenant, shall be made promptly after such determination.

C-3

EXHIBIT “D”

Please Initial:

/s/ F.S.	/s/ D.A.
Landlord	Tenant

EXHIBIT “E”

RULES AND REGULATIONS

1.     The sidewalks, lobbies, passages, elevators and stairways shall not be obstructed or used by Tenant for any purpose other than ingress and egress from and to Tenant’s offices. Landlord shall in all cases retain the right to control or prevent access thereto of all persons whose presence, in the judgement of Landlord, shall be prejudicial to the safety, peace, character or reputation of the building or of any of the tenants.

2.     The toilet rooms, water closets, sinks, faucets, plumbing or other service apparatus of any kind shall not be used by Tenant for any purposes other than those for which they were designed and installed. No sweeping, rubbish, rags, ashes, chemicals or other refuse or injurious substances (which shall include medical waste) shall be placed therein or used in connection therewith by Tenant or left by Tenant in the lobbies, passages, elevators or stairways.

3.     Nothing shall be placed by Tenant on the outside of the building or on its window sills or projections. Skylights, windows, doors and transoms shall not be covered or obstructed by Tenant, and no window shades, blinds, curtains, screens, storm windows, awnings or other materials shall be installed or placed on any of the windows or in any of the window spaces, except as approved in writing by Landlord.

4.     No sign, lettering, insignia, advertisement, or notices shall be inscribed, painted, installed or placed on any window or in any window spaces or any other part of the outside or inside of the building, unless first approved in writing by Landlord. Names shall be placed on suite entrance doors for Tenant by Landlord and not otherwise, and at Tenant’s expense. In all instances the lettering is to be of design and form approved by Landlord.

5.     Tenant shall not place additional locks upon any doors and shall surrender all keys for all locks at the end of the tenancy.

6.     Tenant shall not do or commit, or suffer, or permit to be done or committed, any act or thing whereby, or in consequence whereof, the rights of other tenants will be obstructed or interfered with, or other tenants will in any other way be injured or annoyed. Tenant shall not use nor keep, nor permit to be used or kept in the building any matter having an offensive odor, nor any kerosene, gasoline, benzine, fuel, or other explosive or highly flammable material. No birds, fish or animals shall be brought into or kept in or about the premises.

7.     In order that the premises may be kept in good state of preservation and cleanliness, Tenant shall, during the continuance of its possession, permit personnel and contractors approved by Landlord, and no one else, to clean the premises. Landlord shall be in no way responsible to Tenant for the removal, disposal or cleaning of any medical equipment or waste or for any damage done to furniture or other effects of Tenant or others by any of Tenant’s employees, or any persons, or for any loss of Tenant’s employees, or for any loss of property of any kind in or from the premises, however occurring. Tenant shall see each day that the windows are closed, the lights turned out, and doors securely locked before leaving the premises.

8.     If Tenant desires to introduce signaling, telegraphic, telephonic, protective alarm or other wires, apparatus or devices, Landlord shall direct when and how the same are to be placed, and except as so directed, no installation, boring or cutting shall be permitted. Landlord shall have the right to prevent and to cut off the transmission of excessive or dangerous current of electricity or annoyances into or through the building or premises and to require the changing of wiring connections or layout at Tenant’s expense, to the extent that Landlord may deem necessary, and further to require compliance with such reasonable rules as Lessor may establish relating thereto, and in the event of non-compliance with the requirements or rules, Landlord shall have the right immediately to cut wiring or to do what it considers necessary to remove the danger, annoyance or electrical interference with apparatus in any part of the building. All wires installed by Tenant must be clearly tagged at the distributing boards and junction boxes, and elsewhere as required by Landlord, with the number of the office to which said wires lead, and for the purpose for which the wires respectively are used, together with the name of the concern, if any, operating same.

9.     No furniture, packages, equipment, supplies or merchandise of Tenant will be received in the building, or carried up or down in the elevators or stairways, except during such hours as shall be designated by Landlord, and Landlord in all cases shall also have the exclusive right to prescribe the method and manner in which the same shall be brought in or taken out of the building. Tenant shall in all cases have the right to exclude heavy furniture, safes, and other articles from the building which may be hazardous or to require them

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Landlord	Tenant

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to be located at designated places in the premises. The cost of repairing any damage to the building caused by taking in or out furniture, safes or any articles or any damage caused while the same be in the premises, shall be paid by Tenant.

10.    Without Landlord’s written consent, nothing shall be fastened to, nor shall holes be drilled or nails or screws driven into walls of partitions; nor shall walls or partitions be painted, papered, or otherwise covered or moved in any way, or marked or broken; nor shall any connection be made to electric wires for running fans or motors or other apparatus, devices or equipment; nor shall machinery of any kind other than customary small business machines be allowed on the premises; nor shall Tenant use any other method of heating, air conditioning or air cooling than that provided by Landlord. Telephones, switchboards and telephone wiring and equipment shall be placed only where designated by Landlord. No mechanics, other than those employed by Landlord, shall be allowed to work in or about the building without the written consent of Landlord first have been obtained.

11.    Access may be had by Tenant to the premises at any time, Access may be refused at Landlord’s election, unless the person seeking it is known to the watchman in charge, or has a pass issued by Landlord, or is properly identified to the watchman’s satisfaction. Landlord shall in no case be responsible for the admission or exclusion of any person. In case of invasion, hostile attack, insurrection, mob violence, riot, bomb threats, explosion fire or any casualty, Landlord reserves the right to bar or limit access to the building for the safety of occupants or protection of property.

12.    Landlord reserves the right to rescind, suspend or modify any rules or regulations, and to make such other rules or regulations as, in Landlord’s judgement, may from time to time be needed for the safety, care, maintenance, operation and cleanliness of the building, or for the preservation of good order therein. Tenant agrees to comply with new or modified regulations of any Federal, State or Municipal authority having appropriate jurisdiction or any regulatory agencies as they may affect the premises or building. Notice of any action by Landlord referred to in this paragraph, when given to Tenant, shall have the same force and effect as if originally made a part of the foregoing lease. But new rules and regulations will not, however, be unreasonably inconsistent with the proper and rightful enjoyment of the premises by Tenant under this lease.

13.    The use of rooms as sleeping quarters is prohibited at all times.

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EXHIBIT “F”

SUBORDINATION, ATTORNMENT AND NON-DISTURBANCE AGREEMENT

THIS AGREEMENT, made as of the       day of                            , 19    , by and between                                           , a                                corporation, having an office at                                                     (the “Lender”), and                  , a                        corporation having an office at                                                                (the “Tenant”).

WITNESSETH:

WHEREAS, the Lender has made a loan (together with any present or future amendments or increases thereto, the “Loan”) to                            (“Landlord”) evidenced by a Promissory Note of Landlord (together with any present or future amendments or increases thereto, the “Note”) secured by a mortgage from the Landlord, as amended, increased, renewed, modified, consolidated, replaced, or extended being hereinafter referred to as the “Mortgage”, covering all of the Landlord’s right, title and interest in the land, buildings, improvements and other items of property described therein, located in Baltimore County, Maryland and more particularly described in Exhibit “A” annexed hereto and made a part hereof (said land, buildings, improvements, and such other property being hereinafter collectively referred to as the “Mortgaged Premises”) and further secured by an Assignment of Rents and Other Interest (together with any present or future amendments or increases thereto, the “Assignment Rents”), both recorded in the Office of the Recorder of Deeds of Baltimore County, Maryland:

WHEREAS, the Landlord and the Tenant entered into a lease dated as of                                                    , 19     , (said lease, as the same may be amended, renewed, modified, consolidated, replaced or extended being hereinafter referred to as the “Lease”), covering a portion of the Mortgaged Premises (the “Leased Premises”).

WHEREAS, the Assignment of Rents assigned to Lender all of Landlord’s right, title, interest in and to the Lease and any other present or future lease of all or any part of the Mortgaged Premises;

WHEREAS, the Lender, as a condition to making the loan secured by Mortgage, has required that the Lease be and continue to be subordinate in every respect to the Mortgage; and

WHEREAS, the parties hereto desire to effect the subordination of the lease to the Mortgage and to provide for the non-disturbance of the Tenant by the Lender;

NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, Tenant and Lender, intending to be legally bound hereby, covenant and agree as follows:

1.         The Lease (and all provisions thereof, including any purchase option) shall at all times be subject and subordinate to the provisions of this Agreement in each and every respect to the Mortgage (and all provisions thereof) subject, nevertheless, to the provisions of this Agreement. The foregoing provision shall be self-operative; however, the Tenant, upon request, shall execute and deliver any certificate which the Landlord or the Lender may request to confirm said subordination by the Tenant.

2.         The Tenant certifies that (a) the Lease is presently in full force and effect and unmodified, except as noted in this Agreement, and constitutes the sole agreement between Landlord and Tenant relating to Tenant’s occupancy of the Leased Premises, (b) to the best of its knowledge, no event has occurred which constitutes a default under the Lease by the Landlord or which, with the giving of notice, the passage of time or both, would constitute a default by the Landlord under the Lease; (c) to the best of its knowledge, as of the date hereof Tenant has no charge, lien or claim of offset under the Lease and Landlord does not owe any sums to Tenant under the Lease or any other agreement. The full minimum monthly rental of $                                     is payable                        , and Tenant has been given no rent concessions or free rent other than as specifically set forth in the Lease. The Landlord shall be a third party beneficiary of the certifications as set forth in this paragraph.

3.         The Lease and rentals thereunder have been assigned to Lender as security for repayment of the Loan. Lender, as such assignee, hereby directs Tenant to pay to Landlord all rentals and other moneys due and to become due to Landlord under the Lease until receipt of further direction from Lender. Upon receipt by Tenant of subsequent direction from Lender, Tenant shall pay to Lender, or in accordance with such

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Landlord	Tenant

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subsequent directions of Lender, all such rentals and other sums due under the Lease, or amounts equal thereto. Tenant shall have no responsibility or ascertain whether such direction by Lender is permitted under the Mortgage or such Assignment of Rents and Other Interests. Landlord, by its execution of consent form attached hereto, consents to the foregoing.

4.           Tenant acknowledges that without the prior written consent of the Lender, or except as permitted by the terms of the lease that no modification of the Lease so as to materially reduce the rents and other charges payable thereunder, or shorten or extend or renew the term thereof or adversely affect the rights or increase the obligations of the Landlord thereunder, or prepay rents or other charges under the Lease for more than on month in advance. In the event of any default on the part of the Landlord under the Lease, Tenant will give written notice thereof to the Lender, or its successor or assigns whose name and address previously shall have been furnished to the Tenant in writing. Any right or remedy of Tenant resulting from or dependent upon such notice shall take effect only after notice is go given to the Lender. Performance by the Lender of any of the Landlord’s obligations under the Lease in accordance with the terms of the Lease shall satisfy provisions of the Lease requiring performance by the Landlord, and the Lender, exercising reasonably due diligence, shall have the reasonable additional period of time under the circumstances to complete such performance.

5.           If the interest of the Landlord under the Lease Premises shall be transferred by reason of a foreclosure action or other proceedings for enforcement of the Mortgage or pursuant to a transfer in lieu of foreclosure, the Tenant shall be bound to and shall attorn to the person acquiring the interests of the Landlord as a result of any such action or proceeding and such person’s successors and assigns (any of the foregoing being hereafter referred to as the “Successors”) upon the Successor succeeding to the interest of the Landlord in and to the Lease Premises. Said attornment shall be effective and self-operative without the execution of any further instruments. The Tenant, upon request, shall execute and deliver any certificate or other instrument necessary or appropriate which the Lender or the Successor may request to effect or confirm said attornment by the Tenant.

6.           If the interest of the Landlord under the Lease shall be transferred by reason of foreclosure or other proceedings for enforcement of the Mortgage or pursuant to a transfer in lieu of foreclosure then, except as provided in this Agreement, the Successor shall be bound to the Tenant under all of the terms, covenants, and conditions of the Lease for the balance of the term thereof remaining, with the same force and effect as if the Successor were the Landlord (but subject to Paragraph 7 below).

7.           The Successor shall not and shall not be deemed to (a) adopt or in any other manner be responsible or liable for any representations and warranties made by the Landlord in the Lease (b) be liable for any act, omission or default of Landlord or any prior Landlord and will not be subject to any offsets or defenses which the Tenant might have against Landlord or any prior Landlord, (c) be bound by any amendment or modification of the Lease or by any prepayment of rents or other charges under the Lease for more than one month unless such amendment, modification or prepayment was approved in writing by the Lender, (d) be liable to Tenant for any refund of any security deposit made by the Tenant pursuant to the Lease, except to the extent that the Successor has actually received that security deposit, or (e) be liable to Tenant in any event for any matter relating to the operation, maintenance, or condition of the Mortgaged Premises or Leased Premises prior to the date Successor acquires title to the Lease Premises. Any rights of the Tenant to terminate or cancel the Lease by reason of the failure of Landlord or any prior Landlord under the Lease to perform any of its obligations under the Lease shall be suspended if and while the Successor is exercising reasonably diligent efforts under the circumstances to cause such obligations to be performed. The obligations and liability of the Successor shall be limited to and enforceable only against the Successor’s estate and interest in the Leased Premises and not out of or against any other assets or properties of the Successor.

8.           Notwithstanding anything in the Lease to the contrary, if the interest of the Landlord under the Lease shall be transferred to the Successor, then (a) the Successor shall not be obligated to reconstruct the Leased Premises following a casualty or condemnation thereto.

9.           If Tenant is not in default hereunder or under the terms of the Lease, the Tenant will not be joined as a party defendant for the purpose of terminating the lease in any foreclosure action or proceeding which may be instituted or taken by the Lender, nor will the Tenant be evicted from the Leased Premises, nor will the Tenant’s leasehold estate under the Lease be terminated or disturbed, nor will any of the Tenant’s rights under the Lease be affected in any way by reason of any default under the Mortgage.

10.         This Agreement may not be modified except by an agreement in writing signed by the parties hereto or their respective successors in interest. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their respective heirs, representatives, successors and assigns.

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11.         Upon a valid expiration or termination of the Lease for any reason, and provided the Lease shall not have been renewed or otherwise extended and Tenant shall have no right to possession of the Leased Premises, Tenant shall execute, acknowledge and deliver to the Landlord, the Lender, and the Successor, a certificate attesting to the expiration or termination of the Lease and waiving all rights to possession of the Leased Premises.

12.         All notices, demands or requests made pursuant to, under or by virtue of this Agreement must be in writing and mailed to the party to whom the notice, demand or request is being made by certified or registered mail, return receipt requested, at its address set forth above. Any party may change the place that notices and demands are to be sent by written notice delivered in accordance with this Agreement.

13.         This Agreement is fully integrated and not in need of parol evidence in order to reflect the intentions of the parties hereto. The parties hereto intend the literal words of this Agreement to govern the subject matter hereof and all prior negotiations, drafts and other extrinsic communications shall have no significance or evidentiary effect. This Agreement shall be the whole and only agreement between the parties hereto with regard to the subordination of the Lease and the leasehold interest of Tenant thereunder to the lien or charge of the Mortgage in favor of Lender, and shall supersede and control any prior agreements as to such, or any subordination, including, but not limited to, those provisions, if any, contained in the Lease which provide for the subordination of the Lease and the leasehold interest of Tenant thereunder to a deed or deeds of trust or to a mortgage or mortgages to be thereafter executed. In the event any one or more of the provisions of this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

14.         This Agreement shall continue in effect until all sums due by Landlord to Lender under the Note, the Mortgage and the Assignment of Rents have been paid in full.

15.         Tenant shall neither suffer nor itself manufacture, store, handle, transport, dispose of, spill, leak, dump any toxic or hazardous waste, medical waste or other waste products or substance (as they may be defined in any federal or state statue, rule or regulation pertaining to or governing such wastes, waste products or substances) on the Premises at any time during the term, or extended term, of the Lease, except in compliance with all applicable laws and regulations.

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IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the day and year first above written.

LENDER:

BY:

TENANT:

BY:

CONSENT

The undersigned consents to the foregoing.

LANDLORD:
BEAVER DAM LIMITED LIABILITY COMPANY

BY:

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EXHIBIT “G”

TENANT’S ESTOPPEL CERTIFICATE AND AGREEMENT

LANDLORD:

TENANT:

DATE OF LEASE:

PREMISES:

The undersigned (“Tenant”) hereby certifies to and agrees with                                                                     , its successors and assigns (“                 ”) that:

1.           Tenant has accepted possession of the Premises pursuant to the Lease. The Lease term commenced on                . The termination date of the Lease term, excluding renewals and extensions is                            .

2.           Any improvements required by the terms of the Lease to be made by Landlord have been completed to the satisfaction of Tenant in all respects, except for the “punchlist” items, if any, set forth on Schedule 1 attached hereto. Landlord has (as of the date hereof) fulfilled all of its duties under the Lease (except as otherwise set forth on Schedule 1). No sums are due by Landlord to Tenant under the Lease or any other agreement between Landlord and Tenant.

3.           The Lease has not been assigned, modified, supplemented or amended in any way. The Lease constitutes the entire agreement between the parties and there are no other agreements between Landlord and Tenant concerning the Premises.

4.           The Lease is valid and in full force and effect, and to the best of Tenant’s knowledge, neither Landlord nor Tenant is in default thereunder. Tenant has no defense, setoff or counterclaim against Landlord arising out of the Lease or in anyway relating thereto, or arising out of any other transaction between Tenant and Landlord, and no event has occurred and no condition exists, which with the giving of notice or the passage of time, or both, will constitute a default under the Lease.

5.           The monthly rent presently payable under the Lease is $                                  per month payable in advance. All rent and other sums due under the Lease are current and have been paid through                      , 19    .  No rent or other sum payable under the Lease has been paid more than one month in advance.

6.           All notices and other communications from Tenant to                     shall be in writing and shall be delivered or mailed by registered mail, postage paid, return receipt requested, addressed to               at:

or at such other address as               , a successor, purchaser, or transferee shall furnish to Tenant in writing.

7.           This certificate may not be modified, except by an agreement in writing signed by the parties hereto (or their respective successors and assigns) and                  . This Estoppel Certificate shall be binding on the undersigned, it successors and assigns (including future tenants under the Lease) and shall insure to the benefit of                           , it successors and assigns.

TENANT:

Attest/Witness:

BY:

	DATE:	, 19

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AGREEMENT OF LEASE

THIS AGREEMENT OF LEASE (“Lease”) is made this 25 day of May, 2000 by and between BEAVER DAM LIMITED LIABILITY COMPANY, a Maryland limited liability company, (“Landlord”) and SINCLAIR BROADCAST GROUP (“Tenant”).

Intending to be legally bound, Landlord and Tenant agree as set forth below.

1.                                       DEMISED PREMISES.  Landlord, for the term and subject to the provisions and conditions hereof, leases to Tenant, and Tenant rents from Landlord, the space (the “Demised Premises”) containing _ 1,148 rentable square feet, as shown on Exhibit “A” attached hereto and made part of hereof, in the building erected on certain land (the “Land”) located at 10706 Beaver Dam Road, Cockeysville, Maryland 21030, together with rights of ingress and egress thereto, and with the right in common with others to use, to the extent applicable, the elevators and common passageways, stairways, vestibules, and to pass over and park on that portion of land owned by Landlord and designated by the Landlord for Tenant’s parking.  The Building contains 90,000 rentable square feet.

2.                                       LEASE TERM.  The lease term (the “Lease Term”) shall commence on the commencement date (the “Commencement Date”) which shall be May 1, 2000, and shall continue until April 30, 2010 and thereafter unless extended or sooner terminated as provided herein.

3.                                       FIXED RENT.  Fixed rent (the “Fixed Rent”) is payable by Tenant beginning on the Commencement Date in monthly installations each equal to (See Rent Schedule - Rider#l), representing one-twelfth (1/12) of the annual Fixed Rent (the “Annual Fixed Rent”) equal to (See Rent Schedule - Rider#l), without prior notice or demand, and without any setoff or deduction whatsoever, in advance, on the first day of each month at such place as Landlord may direct.  Annual Fixed Rent shall include the Operating Expense Allowance as set forth in Section I (1) of Exhibit “C” hereto.  Annual Fixed Rent shall be subject to adjustment as provided in Section II of Exhibit “C” hereto.  In addition, if the Lease Term commences on a day other than the first day of a calendar month, Tenant shall pay to Landlord, on or before the Commencement Date of the Lease Term, a pro rata portion of the monthly installment of rent (Including Fixed Rent and any Additional Rent as herein provided), such pro rata portion to be based on the actual number of calendar days remaining in such partial month after the Commencement Date of the Lease Term.  If the Lease Term shall expire on other than the last day of a calendar month, such monthly installment of Fixed Rent and Additional Rent shall be prorated for each calendar day of such partial month.  If any portion of Fixed Rent, Additional Rent, or any other sum payable to Landlord hereunder shall be due and unpaid for more than five (5) days, the balance due shall be subject to and include a 10 percent penalty.  In addition, if any portion of Fixed Rent, Additional Rent or any other sum payable to Landlord hereunder shall be due and unpaid for more than five (5) days after written notice of non-payment by Landlord to Tenant (which written notice shall not be required more than two times in any period of twelve (12) consecutive months), it shall thereafter bear interest at a rate equal to three percent (3%) per annum greater than the highest prime rate of interest announced from time to time by NationsBank (or its successor) (the “Default Rate”), as the same may change from time to time, from the due date until the date of payment thereof by Tenant, provided, however, that nothing herein contained shall be construed or implemented in such a manner as to allow Landlord to charge or receive interest in excess of the maximum legal rate then allowed by law.

4.                                       ADDITIONAL RENT.  Tenant shall pay as additional rent (“Additional Rent”) its proportionate share of all operating expenses in the amounts and in the manner set forth in Exhibit “C” hereto and all other sums due hereunder.

5.                                       SECURITY DEPOSIT.  Tenant has deposited with Landlord the sum of One Thousand Six Hundred Twenty Six and 33/100 Dollars ($1,626.33) as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this Lease.  It is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this Lease, including, but not limited to, the payment of rent and additional rent, Landlord may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant’s default in respect of any of the terms, covenants and conditions of this Lease, including but not limited to any damages or deficiency in the reletting of the leased premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Landlord.  In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Lease, the

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Landlord	Tenant

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security shall be returned to Tenant, without interest, after the date fixed as the end of the Lease and after delivery of entire possession of the leased premises to Landlord.  In the event of a sale of the land and building of which the leased premises form a part, hereinafter referred to as the Building, or leasing of the building, Landlord shall have the right to either transfer the security to the Tenant and Landlord shall thereupon be released by Tenant from all liability for the return of such security or transfer the security to the new Landlord in which case Tenant agrees to look to the new Landlord solely for the return of said security.  Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Landlord nor its successors or assigns shall be bound by and such assignment, encumbrance, attempted assignment or attempted encumbrance.

In the event of any bankruptcy or other insolvency proceeding against Tenant, it is agreed that all such security deposit held hereunder shall be deemed to be applied by Landlord to rent, sales tax and other charges due to Landlord for the last month of the lease term and each preceding month until such security deposit is fully applied.

6.                                       USE OF DEMISED PREMISES.  Tenant covenants and agrees to use and occupy the Demised Premises for general office purposes and other uses incidental to and associated with Class A office buildings and only in conformity with the law.  Tenant shall not use or permit any use of the Demised Premises which creates any safety or environmental hazard, or which would: (i) be dangerous to the Demised Premises, the Building or other tenants, or (ii) be disturbing to other tenants of the Building, or (iii) cause any increase in the premium cost for any insurance which Landlord may then have in effect with respect the Building generally.

7.                                       IMPROVEMENTS TO PREMISES.

7.1.                              By Landlord.

7.1.1.  The Tenant shall cause detailed working drawings to be fully prepared at its expense by a designer of its choice, who shall consult with the Landlord in preparing the same, and shall deliver such working drawings to Landlord, on or before May 1, 2000.  Such working drawings must be in sufficient detail to allow Landlord to (a) calculate the cost of constructing all of Tenant’s improvements, and (b) obtain a building and any other necessary permits for the construction of Tenant’s improvements. Within five (5) days after Landlord provides Tenant with the calculations of the costs of constructing Tenant’s improvements, Tenant shall approve the working drawings and the costs of construction.  Any costs or expenses incurred by Landlord because of changes to the working drawings made by Tenant after final approval of the costs, shall be paid to the Landlord by the Tenant.  If (a)(i) the Tenant defaults in furnishing such working drawings to the Landlord by the time set forth above, (ii) the Tenant fails to give final approval to the working drawings and the costs by the time set forth above, (iii) the Tenant requests any changes to the working drawings after the Tenant has approved the costs of construction, or (iv) the Tenant has requirements in its working drawings that cause unreasonable delays in commencing or completing Tenant’s improvements, (b) as a result thereof, the Landlord is delayed in commencing and/or completing such improvements beyond the dates on which, but for such delay, the Landlord would in its reasonable judgment have commenced or completed them, and (c) such completion occurs after the date which would have been the Commencement Date, then (without altering or impairing the Landlord’s rights under the provisions of this Lease on account of such default, and without altering or impairing any other of Landlord’s rights, including, without limitation, such rights set forth in Section 5.1.2) the Commencement Date shall be the date which would have been the Commencement Date for purposes of the provisions of this Lease, had such delay not occurred.

7.1.2.  Allocation of costs.  The cost of such improvements shall be allocated between the Landlord and the Tenant in the following manner:

(a)  Except as is otherwise provided herein, the Landlord shall bear the expense of (i) providing and installing as part of such improvements those materials and other items of improvements, of such manufacture, design, capacity, finish and color, which are described in a schedule attached hereto as Exhibit B (hereinafter referred to as “the Standard Improvement Items”), (ii) to such maximum extent or in such maximum quantity (hereinafter referred to as “the Standard Allowance”) as is specified therein.  If the improvements to be made to the Premises pursuant to the provisions of this subparagraph utilize less or fewer than the Standard Allowance of any Standard Improvement Item, the Tenant shall receive no credit against the Rent or otherwise on account thereof.

(b)  The Landlord shall submit the working drawings, as provided by the Tenant, to the Landlord’s general contractor for the Building promptly upon their approval by the Landlord and the Tenant, for such contractor’s calculation of the price which it will charge for constructing such improvements.  The

2

Landlord shall notify the Tenant in writing of such price as calculated by such contractor (and shall in such notice allocate such price between (i) those of such improvements which are included in the Standard Allowance of Standard Improvement Items, and (ii) the remainder of such improvements), and the Tenant shall, at the Landlord’s option, be deemed to have approved such price and allocation for all purposes of the provisions of this Lease unless the Tenant gives the Landlord written notice to the contrary within five (5) days thereafter.  All improvements shall be done by Landlord’s general contractor.

(c)  If the improvements to be made to the Premises pursuant to the provisions of this subsection require materials or other items other than the Standard Improvement Items, and/or Standard Improvement Items in excess of the Standard Allowance, and the cost of constructing such improvements shall, if and to the extent that it exceeds the cost which would have been incurred if such improvements consisted only of the Standard Allowance of Standard Improvement Items, be borne by the Tenant. The Tenant shall pay the amount of such excess to the Landlord in two (2) equal installments, the first of which shall be due when such price and allocation are approved by the Tenant, as aforesaid, and the second of which shall be due at the Commencement Date.

7.1.3.  The Landlord shall use its reasonable efforts to complete such improvements promptly, but shall have no liability to the Tenant hereunder if prevented from doing so by reason of any (a) strike, lock-out or other labor troubles, (b) governmental restrictions or limitations, (c) failure or shortage of electrical power, gas, water, fuel oil, or other utility or service, (d) riot, war, insurrection or other national or local emergency, (e) accident, flood, fire or other casualty, (f) adverse weather condition, (g) other act of God, (h) inability to obtain a building permit or a certificate of occupancy, or (i) other cause similar or dissimilar to any of the foregoing and beyond the Landlord’s reasonable control.  In such event, (a) the Commencement Date shall (subject to the operation and effect of the provisions of paragraph 5.1.1) be postponed for a period equaling the length of such delay, (b) the Termination Date shall be determined pursuant to the provisions of subsection 1.1 by reference to the Commencement Date as so postponed, and (c) the Tenant shall accept possession of the Premises within ten (10) days after such completion.

7.2.                              Acceptance of possession.  Except for (a) latent defects or incomplete work which would not reasonably have been revealed by an inspection of the Premises made for the purpose of discovering the same when the Landlord delivers possession of the Premises to the Tenant, and (b) any other item of incomplete work set forth on a “punch list” prepared by the Tenant and approved in writing by the Landlord before such delivery of possession, by its assumption of possession of the Premises the Tenant shall for all purposes of the provisions of this Lease be deemed to have accepted them and to have acknowledged them to be in the condition called for hereunder.

8.                                       ALTERATIONS OR IMPROVEMENTS BY TENANT.

8.1                                 During the Lease Term, Tenant shall not make any alterations, additions, improvements, redecorating or other changes to the Demised Premises without the prior written approval (such approval not to be unreasonable withheld or delayed) of Landlord and then only in accordance with plans and specifications previously approved in writing by Landlord and subject to such conditions as Landlord may require, including, without limitations, that Tenant be required to pay for any increased cost to Landlord occasioned thereby or attributed thereto.  Prior to the termination of this Lease and without additional notice to Tenant by Landlord, Tenant shall either: (i) remove any such alterations or additions and repair any damage to the Building or the Demised Premises occasioned by their installation or removal and restore the Demised Premises to substantially the same condition as existed prior to the time when any such alterations or additions were made, or (ii) reimburse Landlord for the cost of removing such alterations or additions and the restoration of the Demised Premises.  Landlord shall determine any such cost as called for in clause (ii) above prior to the termination of this Lease and Tenant shall reimburse Landlord within thirty (30) days of receipt of such notice.

8.2                                 After the time of initial occupancy of the Demised Premises by Tenant, Tenant shall have the right to construct and alter the Demised premises, subject to paragraph 8.1, provided, however, that such construction does not include any alterations affecting the exterior or structural components of the Building, or any material alterations to the systems of the Building, including, but not limited to HVAC, electric or plumbing.  Any Tenant construction shall be performed by Tenant’s contractors and shall be solely Tenant’s responsibility.  All of Tenant’s construction shall be at Tenant’s expense.

8.3                                 Prior to commencement of construction:

(a)  Landlord shall approve in writing (such approval not to be unreasonably withheld or delayed) the plans and specifications for any alterations to the Demised Premises, such approval by Landlord shall not be deemed to be an approval by Landlord of any work performed pursuant thereto or approval or

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acceptance by Landlord of any material furnished with respect thereto or a representation by Landlord as to the fitness of such work or materials, and shall not give rise to any liability or responsibility of Landlord.

(b)  Landlord shall approve in writing (such approval not to be unreasonably withheld or delayed) each contractor and subcontractor (which shall each be of sound financial status and good reputation in the community and a duly licensed and qualified professional in the state and, to the extent necessary, township in which the Building is located) to perform such alterations.

(c)  Tenant shall deliver to Landlord a certificate evidencing each contractor’s liability, completed operations and worker’s compensation insurance and naming Landlord as an additional insured, which insurance shall be with a carrier, in amounts and otherwise on terms satisfactory to Landlord.

(d)  Each contractor shall execute and Tenant shall cause to be filed with the appropriate governmental agency in a timely manner such waivers and releases of liens and other documents necessary to insure against imposition of any mechanics’ and material suppliers’ liens for labor furnished and material supplied in connection with the alterations and improvements.  Tenant shall deliver copies of such waivers and releases of liens to Landlord together with evidence of the timely filing thereof.

8.4                                 Tenant covenants and agrees:

(a)  To secure and pay for all necessary building and other permits and fees in connection with the alterations and improvements.

(b)  All construction shall be done in compliance with all applicable laws and ordinances and in a good and workerlike manner in accordance with the approved plans and specifications.

(c)  To obtain and deliver to Landlord a Certificate of Occupancy (or its equivalent) issued by the appropriate governmental authority upon completion of the construction of the Demised Premises.

(d)  To abide by any collective bargaining agreements or other union contracts applicable to Tenant, the Building or Landlord.

(e)  All materials, supplies and workers shall enter the Demised Premises and all work shall be performed at times and by means satisfactory to Landlord.

8.5                                 Tenant and any approved contractor, subcontractor or material supplier may, after notice to Landlord, enter the Demised Premises during reasonable times after the execution hereof for the purpose of constructing the improvements as aforesaid and inspecting and measuring the Demised Premises, provided that such entry does not, in Landlord’s reasonable judgment, interfere with the operations of the Building or with Landlord’s work therein, or that of any other tenants in the Building.  Tenant shall be responsible of any and all damage or injury caused by such contractors, subcontractors, material suppliers and Tenant in the course of constructing the improvements, and Tenant’s obligation to indemnify, defend and hold Landlord harmless set forth in Article 14 shall, include without limitation all work done by Tenant pursuant to this paragraph 7 and shall commence on the date of execution hereof.

8.6                                 Landlord and its agents or other representatives shall be permitted to enter the Demised Premises to examine and inspect the construction of the alterations and improvements, provided, that no such inspection or examination shall constitute an approval or warranty or give rise to any liability of Landlord with respect to any thereof.

9.                                       COVENANTS OF LANDLORD.  Landlord will supply for normal office use during normal business hours (excluding holidays), heat and air conditioning (except that, in the event that such utilities are separately metered and are paid for by Tenant, Landlord shall supply only the equipment for such utilities), elevator service (where applicable), janitorial and cleaning services, electricity, and hot and cold water, all in amounts consistent with services provided in similar buildings in the community, provided that: (i) Landlord shall not be liable for failure to supply or interruption of any such service by reason of any cause beyond Landlord’s reasonable control (ii) if Tenant’s use of electricity in Landlord’s judgement exceeds a normal office use level (which includes only customary office lighting levels and operation of desktop portable office equipment), Landlord may, at Tenant’s expense, install meters to measure the electricity consumed on the Demised Premises and bill Tenant for any cost thereof above normal office use levels; (iii) if Tenant requires janitorial and cleaning services beyond those provided by Landlord, Tenant shall arrange for such additional services through Landlord, and Tenant shall pay Landlord upon receipt of billing therefor; and (iv) if Tenant requires installation a separate or supplementary heating, cooling, ventilating and/or air conditioning system Tenant shall pay all costs in connection with the furnishing, installation and operation thereof.  Landlord shall

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be responsible, at its sole cost and expense, for structural repairs and capital improvements (unless otherwise provided for herein) to the Building, unless such repairs are necessitated by damage caused by the negligence or misconduct of Tenant or Tenant’s officers, directors, employees, invitees or agents.

10.                                 COVENANTS OF TENANT.  Tenant will (at Tenant’s sole cost and expense):

10.1                           Keep the Demised Premises in good order and repair, reasonable wear and tear expected;

10.2                           Surrender the Demised Premises at the end of this Lease in the same condition in which Tenant has agreed to keep it during the Lease Term;

10.3                           Not place, erect, maintain or display any sign or other marking of any kind whatsoever on the windows, doors or exterior walls of the Demised Premises and not use or place any curtains, blinds, drapes or coverings over any exterior windows or upon the window surfaces which are visible from the outside of the Building; except the Tenant shall be permitted to install its standard signage and logo on Tenant’s entrance door with the approval of Landlord (which approval shall not be unreasonably withheld or delayed), and Tenant shall be listed on the directories on the elevator lobby of Tenant’s floor, the Building lobby and Building exterior in the same manner as other tenants in the Building;

10.4                           Be financially responsible for the maintenance of all plumbing and other fixtures in the Demised Premises, whether installed by Landlord or by Tenant and for repairs and replacements to the Demised Premises and the Building made necessary by reason of damage thereto caused by Tenant or its agents, servants, invitees or employees.  In the event Tenant shall fail to perform such maintenance or make such repairs within sixty (60) days of the date such work becomes necessary, Landlord may, but shall not be required to, perform such work and charge the amount of the expense therefor, with interest accruing and payable thereon, all in accordance with Article 18 below;

10.5                           Comply with all laws, enactments and regulations of any governmental authority relating or applicable to Tenant’s occupancy of the Demised Premises and any covenants, easements and restrictions governing the Land or Building, and indemnify, defend and hold Landlord harmless from all consequences from its failure to do so;

10.6                           Promptly notify Landlord of any damage to or defects in the Demised Premises, any notices of violation received by Tenant and of any injuries to persons or property which occur therein or claims relating thereto;

10.7                           Subject to Article 7, pay for any alterations, improvements or additions to the Demised Premises and any light bulbs, tubes and non-standard Building items installed by or for Tenant, and allow no lien to attach to the Building with respect to any of the foregoing;

10.8                           Without the prior written consent of Landlord, not place within the Demised Premises or bring into the Building (i) any machinery, equipment or other personalty other than customary office furnishings and small machinery, or any machinery or (ii) other personalty having a weight in excess of the design capacity of the Building;

10.9                           Not use the Demised Premises for the generation, manufacture, refining, transportation, treatment, storage or disposal of any hazardous substance or waste or for any purpose which poses a substantial risk of damage to the environment; in this regard Tenant represents that it does not have a Standard Industrial Classification number as designated in the Standard Industrial Classifications Manual prepared by the Office of Management and Budget in the Executive Office of the President of the United States that is any of 22-39 inclusive, 46-49 inclusive, 51 or 76 and will not engage in any activity which would subject Tenant to the provisions of the Federal Comprehensive Environmental Response, Liability and Clean-Up Act (42 U.S.C. Section 9601 et seg.), the Federal Water Pollution Control (33 U.S.C.A. Section 1151 et seg.), the Clean Water Act of 1977 (33 U.S.C.A. Section 1251 et seg.), or any other federal, state or local environmental law, regulation or ordinance;

10.10                     Comply with all rules and regulations which may hereafter be promulgated by Landlord and with all reasonable changes and additions thereto upon notice by Landlord to Tenant (such rules and regulations, together with all changes and additions thereto, are part of this Lease); Landlord shall notify Tenant in writing at least fifteen (15) days prior to the promulgation of such rules and regulations or changes thereto.  Landlord agrees to enforce such rules and regulations against all tenants in the Building in a non-discriminating fashion and to take reasonable action to cause a cessation of any violation of all rules that interfere with Tenant’s use and quiet enjoyment of the Premises;

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10.11                     Comply with all reasonable recommendations of Landlord’s or Tenant’s insurance carriers relating to layout, use storage of materials and maintenance of the Demised Premises.

11.                                 ASSIGNMENT AND SUBLETTING.  Tenant shall not assign, pledge, mortgage or otherwise transfer or encumber this Lease, nor sublet all or any part of the Demised Premises or permit the same to be occupied or used by anyone other than Tenant or its employees without Landlord’s prior written consent (such consent not to be unreasonable withheld or delayed). Notwithstanding the foregoing, Tenant shall have the right to assign this Lease or sublet the Demised Premises or any part thereof, without the consent of Landlord, to any parent, subsidiary or affiliate of Tenant. Any consent by Landlord hereunder (or assignment where such consent is not required) shall not constitute a waiver of strict future compliance by Tenant of the provisions of this Article 11 or a release of Tenant from the full performance by Tenant with any of the terms, covenants, provisions or conditions in this Lease. For purposes of this Article 11, any transfer or change in control of Tenant (or any subtenant, assignee or occupant) by operation of law or otherwise, shall be deemed an assignment hereunder, including, without limitation, any merger, consolidation, dissolution or any change in the controlling equity interests of Tenant or any subtenant, assignee, or occupant (in a single transaction or a series of related transaction).  Any assignment or subletting in contravention of the provisions of this Article 11 shall be void.

12.                                 EMINENT DOMAIN.  If the whole or more than fifty percent (50%) of the Demised Premises (or use or occupancy of the Demised Premises) shall be taken or condemned by an governmental or quasi-governmental authority for any public or quasi-public use or purpose (including sale under threat of such a taking), or if the owner elects to convey title to the condemnor by a deed in lieu of condemnation, or if all or any portion of the Land or Building are so taken, condemned or conveyed and as a result thereof, in Landlord’s judgement, the Demised Premises cannot be used for Tenant’s permitted use as set forth herein, then this Lease shall cease and terminate as of the date when title vests in such governmental or quasi-governmental authority and the Fixed Rent and Additional Rent shall be abated on the date when such title vests in such governmental or quasi-governmental authority.  If less than fifty percent (50%) of the Demised Premises is taken or condemned by any governmental or quasi-governmental authority for any public or quasi-public use or purpose (including sale under threat of such a taking), the Fixed Rent and Tenant’s proportionate share shall be equitably adjusted )on the basis of the number of square feet before and after such event) on the date when title vests in such governmental or quasi-governmental authority and the Lease shall otherwise continue in full force and effect.  In any case, Tenant shall have no claim against Landlord for any portion of the amount that may be awarded as damages as a result of any governmental or quasi-governmental taking or condemnation (or sale under threat or such taking or condemnation); and all rights of Tenant to damages therefor are hereby assigned by Tenant to Landlord.  The foregoing shall not, however, deprive Tenant of any separate award for moving expenses, dislocation damages or for any other award which would not reduce the award payable to Landlord.

13.                                 CASUALTY DAMAGE.

13.1                           In the event of damage to or destruction of the Demised Premises caused by fire or other casualty, or any such damage or destruction to the Building or the facilities necessary to provide services and normal access to the Demised Premises in accordance herewith, Landlord, after receipt of written notice thereof from Tenant, shall undertake to make repairs and restorations with reasonable diligence as hereinafter provided, unless this Lease has been terminated by Landlord or Tenant as hereinafter provided or unless any mortgagee which is entitled to receive casualty insurance proceeds fails to make available to Landlord a sufficient amount of such proceeds to cover the cost of such repairs and restoration.  If (i) the damage is of such nature or extent that, in Landlord’s sole judgement, more than one hundred and twenty (120) days would be required (with normal work crews and hours) to repair and restore the part of the Demised Premises or Building which has been damaged, or (ii) the Demised Premises or Building is so damaged that, in Landlord’s sole judgement, it is uneconomical to restore or repair the Demised Premises or the Building, as the case may be, or (iii) less than two (2) years then remain on the current Lease Term, Landlord shall so advise Tenant promptly, and either party, in the case described in clause (i) above, or Landlord, in the cases described in clauses (ii) or (iii) above, within thirty (30) days after any such damage or destruction shall have the right to terminate this Lease by written notice to the other, as of the date specified in such notice, which termination date shall be no later than thirty (30) days after the date of such notice.

13.2                           In the event of fire or other casualty damage, provided this Lease is not terminated pursuant to the terms of this Article 13 and is otherwise in full force and effect, and sufficient casualty insurance proceeds are available for application to such restoration or repair, Landlord shall proceed diligently to restore the Demised Premises to substantially its condition prior to the occurrence of the damage.  Landlord shall not be obligated to repair or restore any alterations, additions, fixtures or equipment which Tenant may have installed (whether or not Tenant has the right or the obligation to remove the same or is required to leave

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the same on the Demised Premises as of the expiration or earlier termination of this Lease) unless Tenant, in a manner satisfactory to Landlord, assures payment in full of all costs as may be incurred by Landlord in connection therewith.

13.3                           Landlord shall not insure any improvements or alterations to the Demised Premises in excess of Building standard tenant improvements, or any fixtures, equipment or other property of Tenant Tenant shall, at its sole expense, insure the value of its leasehold improvements, fixtures, equipment and personal property located in or on the Demised Premises, for the purpose of providing funds to Landlord to repair and restore the Demised Premises to substantially its condition prior to occurrences of the casualty occurrence.  If there are any such alterations, fixtures or additions and Tenant does not assure or agree to assure payment of the cost of restoration or repair as aforesaid, Landlord shall have the right to restore the Demised Premises to substantially the same condition as existed prior to the damage, excepting such alterations, additions or fixtures.

13.4                           The validity and effect of this Lease shall not be impaired in any way by the failure of Landlord to complete repairs and restoration of the Demised Premises or of the Building within one hundred and twenty (120) days after commencement of the work, even if Landlord had in good faith notified Tenant that the repair and restoration could be completed within such period, provided that Landlord proceeds diligently with such repair and restoration.  In the case of damage to the Demised Premises which is of a nature or extent that Tenant’s continued occupancy is in the reasonable judgement of Landlord and Tenant substantially impaired, then the Annual Fixed Rent and Tenant’s Proportionate Share otherwise payable by Tenant hereunder shall be equitably abated or adjusted for the duration of such impairment.  Tenant shall be responsible to repair all of Tenant’s leasehold improvements and all equipment, fixtures and personal property located in or on the Demised Premises subject to Article 8. and to such other conditions as Landlord may require.

14.                                 INSURANCE AND INDEMNIFICATION OF LANDLORD; WAIVER OF SUBROGATION.

14.1                           Tenant covenants and agrees to exonerate, indemnify, defend, protect and save Landlord, its representatives and Landlord’s managing agent, if any, harmless from and against any and all claims, demands, expenses, losses, suits and damages as may be occasioned by reason of (i) any accident or matter occurring on or about the Demised Premises, causing injury to persons or damage to property (including, without limitation, the Demised Premises), unless such accident or other matter resulted solely from the negligence or otherwise tortious act of Landlord or Landlord’s agents or employees, (ii) the failure of Tenant fully and faithfully to perform the obligations and observe the conditions of this Lease, and (iii) the negligence or otherwise tortious act of Tenant or anyone in or about the Building on behalf of or at the invitation or right of Tenant.  Tenant shall maintain in full force and effect, at its own expense, comprehensive general liability insurance (including a contractual liability and fire legal liability insurance endorsement) naming as an additional insured Landlord and Landlord’s managing agents, if any, against claims for bodily injury, death or property damage in amounts not less than $1,000,000 (or such higher limits as may be determined by Landlord from time to time) and business interruption insurance in an amount equal to Tenant’s gross income for twelve (12) months.  All policies shall be issued by companies having a Best’s financial rating of A or better and a size class rating of XII (12) or larger or otherwise acceptable to Landlord.  At or prior to the Commencement Date, Tenant shall deposit the policy or policies of such insurance, or certificates thereof, with Landlord and shall deposit with Landlord renewals thereof at least fifteen (15) days prior to each expiration.  Said policy or policies of insurance or certificates thereof shall have attached thereto an endorsement that such policy shall not be canceled without at least thirty (30) prior written notice to Landlord and Landlord’s managing agent, if any, that no act or omission of Tenant shall invalidate the interest of Landlord under said insurance and expressly waiving all rights of subrogation as set forth below.  At Landlord’s request, Tenant shall provide Landlord with a letter from an authorized representative of its insurance carrier stating that Tenant’s current and effective insurance coverage complies with the requirements contained herein.

14.2                           Landlord and Tenant hereby release the other from any and all liability or responsibility to the other or anyone claiming through or under them by way of subrogation or otherwise for any loss or damage to property covered by insurance then in force, even if any such fire or other casualty occurrence shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible.  This release shall be applicable and in full force and effect, however, only to the extent of and with respect to any loss or damage occurring during such time as the policy or policies of insurance covering said loss shall contain a clause or endorsements to the effect that this release shall not adversely affect or impair said insurance or prejudice the right of the insured to recover thereunder.  To the extent available, Landlord and tenant further agree to provide such endorsements for said insurance policies agreeing to the waiver of subrogation as required herein.

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15.                                 INSPECTION; ACCESS; CHANGES IN BUILDING FACILITIES.

15.1                           Landlord and its agents or other representatives shall be permitted to enter the Demised Premises at reasonable times (i) to examine, inspect and protect the Demised Premises and the Building and (ii) during the last six (6) months of the original or any renewal term, to show it to prospective tenants and to affix to any suitable part of the exterior of the Building in which the Demised Premises is located a notice for letting the Demised Premises or the Building or (at any time during the original or any renewal term) selling the Building.

15.2                           Landlord shall have access to and use of all areas in the Demised Premises (including exterior Building walls, core corridor walls and doors and any core corridor entrances), any roofs adjacent to the Demised Premises, and any space in or adjacent to the Demised Premises used for shafts, stacks, pipes, conduits, fan rooms, ducts, electric or other utilities, sinks or other Building facilities, as well as access to and through the Demised Premises for the purpose of operation, maintenance, decoration and repair, provided, however, that except in emergencies such access shall not be exercised so as to interfere unreasonable with Tenant’s use of the Demised Premises.  Tenant shall permit Landlord to install, use and maintain pipes, ducts and conduits within the demising walls, bearing columns and ceilings of the Demised Premises, provided that the installation work is performed at such times and by such methods as will not materially interfere with Tenant’s use of the Demised Premises, materially reduce the floor area thereof or materially and adversely affect Tenant’s layout, and further provided that Landlord performs all work with due diligence and care so as to not damage Tenant’s property or the Demised Premises.  Landlord and Tenant shall cooperate with each other in the location of Landlord’s and Tenant’s facilities requiring such access.

15.3                           Landlord reserves the right at any time, without incurring any liability to Tenant therefor, to make such changes in or to the Building and the fixtures and equipment thereof, as well as in or to the street entrances, halls, foyers, passages, elevators, if any, and stairways thereof, as it may deem necessary or desirable; provided that there shall be no change that materially detracts from the character or quality of the Building.

16.                                 DEFAULT.  Any other provisions in this Lease notwithstanding, it shall be an event of default (“Event of Default”) under this Lease if: (i) Tenant fails to pay any installment of Fixed Rent, Additional Rent or other sum payable by Tenant hereunder when due and such failure continues for a period of five (5) days after written notice of such non-payment be Landlord to Tenant (which written notice shall not be required more than two times in any period of twelve (12) consecutive months), or (ii) Tenant fails to observe or perform any other covenant or agreement of Tenant herein contained and such failure continues after written notice given by or on behalf of Landlord to Tenant for more than thirty (30) days, or (iii) Tenant uses or occupies the Demised Premises other than as permitted hereunder, or (iv) Tenant assigns or sublets, or purports to assign or sublet, the Demised Premises or any part thereof other than in the manner and upon the conditions set forth herein, or (v) Tenant abandons or vacates the Demised Premises or, without Landlord’s prior written consent, Tenant removes or attempts to remove or manifests an intention to remove any or all of Tenant’s property from the Demised Premises other than in the ordinary and usual course of business, or (vi) Tenant (which, for purposes of this clause, includes any guarantor hereunder) files a petition commencing a voluntary case, or has filed against it a petition commencing an involuntary case, under the Federal Bankruptcy Code (Title 11 of the Unites States Code), as now or hereafter in effect, or under any similar law, or files or has filed against it a petition or answer in bankruptcy or for reorganization or for an arrangement pursuant to any state bankruptcy law or any similar state law, and, in the case of any such involuntary action, such action shall not be dismissed, discharged or denied within sixty (60) days after the filing thereof, or Tenant consents or acquiesces in the filing thereof, or (vii) if Tenant is a banking organization, Tenant files an application for protection, voluntary liquidation or dissolution applicable to banking organization, or (viii) a custodian, receiver, trustee or liquidator of Tenant or of all or substantially all of Tenant’s property or of the Demised Premises shall be appointed in any proceedings brought by or against Tenant and, in the latter case, such entity shall not be discharged within sixty (60) days after such appointment or Tenant consents to or acquiesces in such appointment, or (ix) Tenant shall generally not pay Tenant’s debts as such debts become due, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, or (x) any of the foregoing occurs as to any guarantor or surety of Tenant’s performance under this Lease, or such guarantor or surety defaults on any provision under its guaranty or suretyship agreement.  The notice and grace period provisions in clauses (i) and (ii) above shall have no application to the Events of Default referred to in clauses (iii) through (ix) above or, to the extent applicable (x).

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17.                                 LANDLORD’S REMEDIES.

17.1                           In the event of any Event of Default, Landlord at any time thereafter may at its option exercise any one or more of the following remedies:

(a)  Termination of Leases.  Landlord may terminate this Lease, by written notice to Tenant, without any right by Tenant to reinstate its rights by payment of rent due or other performance of the terms and conditions hereof.  Upon such termination Tenant shall immediately surrender possession of the Demised Premises to Landlord, and Landlord shall immediately become entitled to receive from Tenant an amount equal to the difference between the aggregate of all Fixed Rent and Additional Rent reserved under this Lease for the balance of the Lease Term, and the fair rental value of the Demised Premises for that period, determined as of the date of such termination.

(b)  Reletting.  With or without terminating this Lease, as Landlord may elect, Landlord may re-enter and repossess the Demised Premises, or any part thereof, and lease them to any other person upon such terms as Landlord shall deem reasonable, for a term within or beyond the term of this Lease; provided, that any such reletting prior to termination shall be for the account of Tenant, and Tenant shall remain liable for (i) all Annual Fixed Rent, Additional Rent and other sums which would be payable under this Lease by Tenant in the absence of such expiration, termination or repossession, less (ii) the net proceeds, if any, of any reletting effected for the account of Tenant after deducting from such proceeds all of Landlord’s expenses, attorneys’ fees and expenses, employees’ expenses, reasonable alteration costs, expenses of preparation for such reletting and all costs and expenses, direct or indirect, incurred as a result of Tenant’s breach of the Lease.  Landlord shall have no obligation to relet the Demised Premises if Landlord, or any of its affiliates, shall have other comparable space available for rent.  If the Demised Premises are at the time of default sublet or leased by Tenant to others, Landlord may, as Tenant’s agent, collect rents due from any subtenant or other tenant and apply such rents to the rent and other amounts due hereunder without in any way affecting Tenant’s obligation to Landlord hereunder.  Such agency, being given for security, is hereby declared to be irrevocable.

(c)  Acceleration of Rent.  Landlord may declare Fixed Rent and all items of Additional Rent (the amount thereof to be based on historical amounts and Landlord’s estimates for future amounts) for the entire balance of the then current Lease Term immediately due and payable, together with all other charges, payments, costs, and expenses payable by Tenant as though such amounts were payable in advance on the date the Event of Default occurred.

(d)  Removal of Contents by Landlord.  With respect to any portion of the Demised Premises which is vacant or which is physically occupied by Tenant, Landlord may remove all persons and property therefrom, and store such property in a public warehouse or elsewhere at the cost of and for the account of Tenant, without service of notice or resort to legal process (all of which Tenant expressly waives) and without being deemed guilty of trespass or becoming liable for any loss or damage which may be occasioned thereby.  Landlord shall have a lien for the payment of all sums agreed to be paid by Tenant herein upon all Tenant’s property, which lien is to be in addition to Landlord’s lien now or hereafter provided by law.

(e)  Right of Distress and Lien.  In addition to all other rights and remedies of Landlord, if an Event of Default shall occur, Landlord shall, to the extent permitted by law, have a right of distress for rent and lien on all of Tenant’s fixtures, merchandise and equipment in the Demised Premises, as security for rent and all other charges payable hereunder.

(f)  Tenant hereby empowers any Prothonotary or attorney of any Court of Record to appear for Tenant in any and all actions which may be brought for rent and/or the charges, payments, costs, and expenses herein reserved as rent, or herein agreed to be paid by Tenant and/or to sign for Tenant an agreement for entering in any competent Court and action to confess judgment, or actions for the recovery of such rent or other charges or expenses in said suits or in said action or actions to confess judgment against Tenant for all or part of the rent specified in this Lease and then due and unpaid, and other charges, payments, costs, and expenses reserved as rent or agreed to be paid by Tenant and then due and unpaid; and for interest and costs and reasonable attorney’s fees.  Such authority shall not be exhausted by one exercise thereof, but judgment may be confessed as aforesaid from time to time as often as any said rent and/or other charges reserved as rent or agreed to be paid by Tenant shall fall due or be in arrears.

(g)  Upon the expiration of the then current term of this lease of the earlier termination or surrender hereof as provided in this lease, it shall be lawful for any attorney to appear as attorney for Tenant as well as for all persons claiming by, through or under Tenant and to sign an agreement for entering in any competent Court an action to confess judgment in ejectment against Tenant and all persons claiming by, through or under Tenant and therein confess judgment for the recovery by Landlord of possession of the

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premises, for which this lease (or a copy thereof) shall be its sufficient warrant, whereupon, if Landlord so desires, a writ of possession or the appropriate writ under the Rules of Civil Procedure then in effect may issue forthwith, without any prior writ or proceedings; provided, however, if for any reason after such action shall have commenced, the same shall be determined and possession of the premises remain in or be restored to Tenant, Landlord shall have the right for the same default and upon any subsequent default or defaults, or upon expiration of the term of this lease to bring one more further action to confess judgment or actions as hereinbefore set forth to recover possession of the premises and confess judgment for the recovery of possession of the premises as hereinbefore provided.

(h)  In any action to confess judgment in ejectment and/or for rent in arrears, Landlord shall first cause to be filed in such action an affidavit made by him or someone acting for him, setting forth the facts necessary to authorize the entry of judgment, and, if a true copy of this lease (and of the truth of the copy such affidavit shall be sufficient evidence) be filed in such action, it shall not be necessary to file in such action, it shall not be necessary to file the original as a warrant of attorney, and rule of Court, custom or practice to the contrary notwithstanding Tenant hereby releases to Landlord and to any and all attorneys who may appear for Tenant all errors in said proceedings and all liability therefor.  If proceedings shall be commenced by Landlord to recover possession under the Acts of Assembly and Rules of Civil Procedure, either at the end of the term or earlier termination of this lease, or for non-payment of rent or any other reason, Tenant specifically waives the right to the three months’ notice and to the fifteen or thirty days’ notice required by the Landlord and Tenant Act of 1951, and agrees that five days’ notice shall be sufficient in either or any such case.

17.2                           Injunction.  In the event of breach or threatened breach by Tenant of any provision of this Lease, Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity in addition to other remedies provided for herein.

17.3                           Waiver of Redemption.  Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future law in the event this Lease is terminated, or in the event of Landlord obtaining possession of the Demised Premises, or Tenant is evicted or dispossessed for any cause, by reason of violation by Tenant of any of the provisions of this Lease.

17.4                           Not Exclusive Right.  No right or remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy herein or by law provided, but each shall be cumulative and in addition to every other right or remedy given herein or now or hereafter existing at law or in equity by statute.

17.5                           Expenses.  In the event that Landlord commences suit for the repossession of the Demised Premises, for the recovery or rent or any other amount due under the provisions of this Lease, or because of the breach of any other covenant herein contained on the part of Tenant to be kept or performed, and a breach shall be established, Tenant shall pay to Landlord all expenses incurred in connection therewith, including reasonable attorneys’ fees.

18.                                 LANDLORD’S RIGHT TO CURE TENANT’S DEFAULT.  If Tenant defaults in the making of any payment or in the doing of any act herein required to be made or done by Tenant, then Landlord may, but shall not be required to, make such payment or do such act, and charge the amount of Landlord’s expense to Tenant, with interest accruing and payable thereon at the Default Rate as of the date of the expenditure by Landlord or as of the date of payment thereof by Tenant, whichever is higher, from the date paid or incurred by Landlord to the date of payment hereof by Tenant; provided, however, that nothing herein contained shall be construed or implemented in such a manner as to allow Landlord to charge or receive interest in excess of the maximum legal rate then allowed by law.  Such payment and interest shall constitute Additional Rent hereunder due and payable with the next monthly installment of Fixed Rent; but the making of such payment or the taking of such action by Landlord shall not operate to cure such default by Tenant or to estop Landlord from the pursuit of any remedy to which Landlord would otherwise be entitled.

19.                                 ESTOPPEL CERTIFICATE.  Tenant shall immediately prior to occupancy execute Tenant Estoppel Certificate as provided for herein and attached hereto as Exhibit “G”, and from time to time, at the request of Landlord, upon ten (10) business days notice, execute and deliver to Landlord a statement provided by Landlord to Tenant, it being intended that any such statement delivered pursuant hereto may be relied upon by others with whom Landlord may be dealing.  Failure to execute said Estoppel Certificate shall constitute a default under this lease.

20.                                 HOLDING OVER.  If Tenant retains possession of the Demised Premises or any part thereof after the termination of this Lease or expiration of the Lease Term or otherwise in the absence of any written

10

agreement between Landlord and Tenant concerning any such continuance of the term, Tenant shall pay Landlord (1) as liquidated damages for such holding over alone, an amount, calculated on a per diem basis for each day of such unlawful retention, equal to the greater of (a) twice the Annual Fixed Rent, or (b) the established market rental for the Demised Premises, for the time Tenant thus remains in possession, plus, in each case, all Additional Rent and other sums payable hereunder, and (ii) all other damages, costs and expenses sustained by Landlord by reason of Tenant’s holding over.  Without limiting any rights and remedies of Landlord resulting by reason of the wrongful holding over by Tenant, or creating any right in Tenant to continue in possession of the Demised Premises, all Tenant’s obligations with respect to the use, occupancy and maintenance of the Demised Premises shall continue during such period of unlawful retention.

21.                                 RELOCATION OF TENANT.  Landlord, at its sole expense, on at least thirty (30) days prior written notice to Tenant, may require Tenant to move from the Premises to another suite of comparable size and decor in the Building or in the Business Park in order to permit Landlord to consolidate the Premises with other adjoining space or to be leased to another tenant in the Building.  In the event of any such relocation, Landlord shall pay all the expenses of preparing and decorating the new premises so that they will be substantially similar to the Premises and shall also pay the expenses of moving Tenant’s furniture and equipment to the new premises.

22.                                 SURRENDER OF DEMISED PREMISES.  Tenant shall, at the end of the Lease Term, or any extension thereof, promptly surrender the Demised Premises in good order and condition and in conformity with the applicable provisions of this Lease, excepting only reasonable wear and tear.

23.                                 SUBORDINATION AND ATTORNMENT.  This Lease and the estate, interest and rights hereby created are subordinate to any mortgage now or hereafter placed upon the Building or the Land or any estate or interest therein, including, without limitation, any mortgage on any leasehold estate, and to all renewals, modifications, consolidations, replacements and extensions of the same as well as any substitutions therefor, as provided for on the attached Exhibit “F”.  Tenant agrees that in the event any person, firm, corporation or other entity acquires the right to possession of the Building or the Land, including any mortgagee or holder of any estate or interest having priority over this Lease, Tenant shall, if requested by such person, firm, corporation or other entity, attorn to and become the tenant of such person, firm, corporation or other entity, upon the same terms and conditions as are set forth herein for the balance of the Lease Term.  Notwithstanding the foregoing, any mortgagee may, at any time, subordinate its mortgage to this Lease, without Tenant’s consent, by notice in writing to Tenant, and thereupon this Lease shall be deemed prior to such mortgage without regard to their respective dates of execution and delivery, and in that event, such mortgagee shall have the same rights with respect to this Lease as though it had been executed prior to the execution and delivery of the mortgage.  Tenant, if requested by Landlord, shall execute any such instruments in recordable form as may be reasonably required by Landlord in order to confirm or effect the subordination or priority of this Lease, as the case may be, and the attornment of Tenant to future landlords in accordance with the terms of this Article.  Landlord shall furnish to Tenant a non-disturbance agreement from the holder of such mortgage providing that so long as Tenant is not in default of this Lease Tenant’s occupancy shall not be disturbed and the obligations of Landlord will continue to be performed.

24.                                 BROKERS.  Each party represents and warrants to the other that it, he, she or they have not made any agreement or taken any action which may cause anyone to become entitled to a commission as a result of the transactions contemplated by this Lease, and each will indemnify and defend the other from any all claims, actual or threatened, for compensation by any such third person by reason of such party’s breach of its, his, her or their representation or warranty contained in the Article 23 except for KLNB, Inc.

25.                                 NOTICES.  All notices or other communications hereunder shall be in writing and shall be deemed to have been given (i) if hand delivered or sent by an express mail or delivery service or by courier, then if and when delivered to the respective parties at the below addresses (or at such other address as a party may hereafter designate for itself by notice to the other party as required hereby), or (ii) if mailed, then on the next business day following the date on which such communication is deposited in the United States mails, by first class registered or certified mail, return receipt requested, postage prepaid, and addressed to the respective parties at the below addresses (or at such other address as a party may hereafter designate for itself by notice to the other party as required hereby).  All notices and communications to Tenant may also be given by leaving the same at the Demised Premises during business hours.

25.1                           If to Landlord:

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25.2                           If to Tenant:

26.                                 MISCELLANEOUS.

26.1                           Successors and Assigns.  The obligations of this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that Landlord and each successive owner of the Building and/or the Land shall be liable only for obligations accruing during the period of its ownership or interest in the Building, and from and after the transfer by Landlord or such successive owner of its ownership or other interest in the Building, Tenant shall look solely to the successors in title for the performance of Landlord’s obligations hereunder arising thereafter.

26.2                           Waivers.  No delay or forbearance by Landlord in exercising any right or remedy hereunder or in undertaking or performing any act matter which is not expressly required to be undertaken by Landlord shall be construed, respectively, to be a waiver of Landlord’s rights or to represent any agreement by Landlord to undertake or perform such act or matter thereafter.

26.3                           Waiver of Trial by Jury.  Tenant hereby consents to the exclusive jurisdiction of the courts of the state where the Demised Premises are located and in any and all actions or proceedings arising hereunder or pursuant hereto, and irrevocably agrees to service of process in accordance with Article 24 above.  Landlord and Tenant agree to waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant’s use of or occupancy of the Demised Premises and/or any claim of injury or damage and any emergency or any other statutory remedy.

26.4                           Limitation of Landlord’s Liabilities.  Tenant shall look solely to the Demised Premises and rents derived therefrom and Landlord’s insurance proceeds for enforcement of any obligation hereunder or by law assumed or enforceable against Landlord, and no other property or other assets of Landlord shall be subjected to levy, execution or other enforcement procedure for the satisfaction of Tenant’s remedies or with respect to this Lease, the relationship of Landlord and tenant hereunder or Tenant’s use and occupancy of the Demised Premises.

26.5                           Time of the Essence.  All times, wherever specified herein for the performance by Landlord or Tenant of their respective obligations hereunder, are of the essence of this Lease.

26.6                           Severability.  Each covenant and agreement in this Lease shall for all purposes be construed to be a separate and independent covenant or agreement.  If any provision in this Lease or the application thereof shall to any extent be invalid, illegal or otherwise unenforceable, the remainder of this Lease, and the application of such provision other than as invalid, illegal or unenforceable, shall not be affected thereby; and such provisions in this Lease shall be valid and enforceable to the fullest extent permitted by law.

26.7                           Amendment and Modification.  This Lease, including all Exhibits hereto, each of which is incorporated in this Lease, contains the entire agreement between the parties hereto, and shall not be amended, modified or supplemented unless by agreement in writing signed by both Landlord and Tenant.

26.8                           Headings and Terms.  The title and headings and table of contents of this Lease are for convenience of reference only and shall not in any way be utilized to construe or interpret the agreement of the parties as otherwise set forth herein.  The term “Landlord” and term “Tenant” as used herein shall mean, where appropriate, all persons acting by or on behalf of the respective parties, except as to any required approval, consents or amendments, modifications or supplements hereunder when such terms shall only mean the parties originally named on the first page of this Lease as Landlord and Tenant, respectively, and their agents so authorized in writing.

26.9                           Governing Law.  This Lease shall be governed by and construed in accordance with the laws of the State of Maryland.

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IN WITNESS WHEREOF, the parties hereto have caused this Lease to be executed on the day and year first above written.

LANDLORD: BEAVER DAM LLC

Witness:	By: Frederick Smith, General Partner

/s/ Hyris Feldman	By:	/s/ Frederick Smith

TENANT: Sinclair Broadcast Group, Inc.

Witness:	By:	/s/ David B. Amy

/s/ Vicky D. Evans	By:
	Name:	David B. Amy
	Title:	Executive Vice President

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RENT SCHEDULE
RIDER #1

Year	Monthly	Annually
1	1,626.33	19,516.00
2	1,707.65	20,491.80
3	1,793.03	21,516.39
4	1,882.68	22,592.21
5	1,976.82	23,721.82
6	2,075.66	24,907.91
7	2,179.44	26,153.31
8	2,288.41	27,460.97
9	2,402.84	28,834.02
10	2,522.98	30,275.72

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ADDENDA TO SBG/BEAVER DAM LLC LEASE

Section 2. Lease Term.  Beaver Dam LLC will grant the option of leasing the 1,148 rentable square feet for $813.16(1/2 month’s rent) for either six months and/or until tenant occupancy(whichever shall occur first).  After six months and/or tenant occupancy, the rent will increase to $1,626.33 per month in accordance with the Rent Schedule-Rider #1.

Section 2. Lease Term.  Beaver Dam LLC will grant a 5-year option with the rate not to exceed the fair market value of like space.  However, in no instance will the rate be less than the rent paid for the last year of like space.

Section 3. Fixed Rent.  See Exhibit C Addendum.

Section 7. Improvements to Premises.  Add to Exhibit B: SBG will be allotted $15 per square foot of the rentable square feet as Tenant improvements.  Beaver Dam LLC will provide a ceiling.  The ceiling will be 2x2 or 2x4 grids which will be provided above and beyond the $15 per sq. ft.  Tenant improvement allowance.  This ceiling will be provided at no cost to SBG.  All other improvements to the space will be at the expense of SBG.  The contractor chosen for improvements to premises shall be approved by Beaver Dam, LLC.

Section 9. Covenants to Landlord.  Normal business hours will be 8:00 A.M.-6:00 P.M. Monday-Friday, 9:00 A.M.-1:00 P.M., Saturday, no holidays or Sundays.

Section 10. Covenants of Tenant.  If allowed by law, signage will be present on the parking lot as well as first floor lobby directory.  At this time, it is the intent of Beaver Dam LLC to place an external sign fixed to the building which will read “Sinclair”.

Section 11. Assignment and Subletting.  The Tenant will have the right to assign their lease to the purchaser of the Tenant’s business.  The purchase of said business will have the identical responsibilities to the Landlord as did the Tenant/seller of the business.  Assignee must have a net worth equal to or greater that that of the Tenant as of the Lease Commencement Date and as of the effective date of the proposed assignment or subletting.

Section 21. Allocation of Tenant.  Delete section.

Exhibit C. Provision regarding additional rent and adjustment to fix rent.  As a point of clarification, the baseline for operating expenses will be established during the first year of the Tenant’s lease.  This will be covered by the Tenant’s sq. ft. cost.  However, at the beginning of the second year of the lease, any increases in costs above the Year 1 baseline related to items under Exhibit “C” will be paid by the Tenant’s on a pro-rata per sq. ft. share.

Please initial: TS

Landlord	Tenant
/s/ F.S.	/s/ D.A.

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EXHIBIT “A”

DEMISED PREMISES

Please initial:
/s/ F.S.	/s/ D.A.
Landlord	Tenant

EXHIBIT “B”

SPECIAL STIPULATIONS

Please initial:

Landlord	Tenant

EXHIBIT “C”

PROVISIONS REGARDING ADDITIONAL RENT AND
ADJUSTMENTS TO FIX RENT

1.                                       Definitions.

A.                                   “Essential Capital Improvements” shall mean (a) a labor saving device, energy saving device or other installation, improvement or replacement which is intended to reduce Operating Expenses, whether or not voluntary or required by governmental mandate, or (b) an installation or improvement required by reason of any law, ordinance or regulation which did not exist on the date of the execution of this Lease, or (c) an installation or improvement intended to improve the safety of tenants in the Building generally, whether or not voluntary or required by governmental mandate.

B.                                     “Operating Expense Allowance” shall mean and equal -Tenant’s Proportionate Share of the amount of Operating Expenses for the calendar year 2000,

C.                                     “Operating Expenses” shall mean all of Landlord’s operating costs and expenses of whatever kind or nature paid or incurred in the operation and maintenance of the Building and the Land, all computed on the accrual basis and in accordance with the terms of this Lease, including, but not limited to, the following:

1.                                       Gas, electricity, steam, fuel, water, sewer and other utility charges (including surcharge’s) of whatever nature (excluding use of utilities by other tenants such as may be submetered or separately metered pursuant to their leases);

2.                                       Insurance premiums and the amounts of any deductibles paid by Landlord;

3.                                       Building personnel costs, including, but not limited to, salaries, wages, fringe benefits, taxes, insurance and other direct and indirect costs;

4.                                       Costs of service and maintenance contracts including, but not limited to, cleaning and security services;

5.                                       All  other maintenance  and  repair expenses  (excluding repairs  and  general maintenance paid by proceeds of insurance or by Tenant or other third parties, and alterations solely attributable to tenants of the Building other than Tenant) and the cost of materials and supplies;

6.                                       Any other costs and expenses (i.e. items which are not capital improvements) incurred by Landlord in operating the Building, including ground rent, if any;

7.                                       The cost of any additional  services  not provided to the  Building on the Commencement Date but thereafter provided by Landlord in the prudent management of the Building;

8.                                       The annual amortization of any Essential of Capital Improvement which is made by Landlord after completion of initial construction of the Building, based on the useful life of the improvement plus interest at the Prime Rate on the date of the expenditure on the underappreciated portion thereof;

9.                                       Landlord’s central office accounting costs and overhead applicable to the Building;

10.                                 Accounting fees for preparing the Operating Expense statement;

11.                                 Management fees payable to the managing agent; and

12.                                 Taxes, allocated on a per diem basis if the tax year is different than the Operating Year.

Please initial:
/s/ F.S.	/s/ D.A.
Landlord	Tenant

C-1

Operating Expenses shall not include:

1.                                       Special cleaning or other services, not offered to all tenants of the Building;

2.                                       Any charge for depreciation, interest or rents (except, if applicable) (ground rents) paid or incurred by Landlord; or

3.                                       Leasing commissions.

If Landlord is not furnishing any particular work or service (the cost of which, if performed by Landlord, would constitute and Operating Expense) to a tenant who has undertaken to perform such work or service in lieu of performance by Landlord, Operating Expenses shall nevertheless be deemed to include the amount Landlord would reasonably have incurred if Landlord has in fact performed the work or service at its expense.

Not withstanding the foregoing, Operating Expenses shall not include interest and amortization, depreciation, ground rents, expenses for work performed for other tenants in Building, expenses for repairs or other work occasioned by fire or other insurable casualty (to the extent covered by insurance), expenses for leasing or processing new tenants, leasing commissions, advertising expenses), legal expenses incurred in enforcing the terms of any tenant leases, salaries for any employees of Landlord above those attributable the management, operation and maintenance of the Building, incurred by Landlord in connection with the operation and maintenance of the Building.

D.                                    “Operating Year” shall mean each calendar year or such other period of twelve (12) months as hereafter may be adopted by Landlord as its fiscal year, occurring during the Lease Term.

E.                                      “Taxes” shall mean all taxes, assessments and governmental charges, whether Federal, state, county or municipal, and whether general or special, ordinary or extraordinary, foreseen or unforeseen, imposed upon the Building or the Land or their operation, whether or not directly paid by Landlord.  Taxes shall not include income taxes, excess profit taxes, franchise taxes, or other taxes imposed or measured on or by the income of Landlord from the operation of the Building or the Land; provided, however, that if, due to a future change in the method of taxation or assessment, any income, profit, franchise or other tax, however designated, shall be imposed in substitution, in whole or in part, for (or in lieu of) any tax, assessment or charge which would otherwise be included within the definition of Taxes, such other tax shall be deemed to be included with Taxes as defined herein to the extent of such substitution.  There shall be added to Taxes the expenses of any contests (administrative or otherwise) of Taxes incurred during the Operating Year.  Tenant shall pay to the appropriate governmental authority any use and occupancy tax.  In the event that Landlord is required by law to collect such tax, Tenant shall pay such use and occupancy tax to Landlord as Additional Rent upon demand and Landlord shall remit any amounts so paid to Landlord to the appropriate governmental authority.

F.                                      “Tenants’s Proportionate Share” shall mean a fraction; the numerator of which shall be the rentable square feet of Demised Premises, and the denominator of which is 74,200 rentable square feet which is the aggregate rentable square feet in the Building.

2.                                       Additional Rent for Operating Expenses.

2.1                                 Commencing on May 1, 2000, Tenant shall pay during the Lease Term as Additional Rent, the amount by which Tenants’ Proportionate Share of Operating Expenses exceeds the Operating Expense Allowance.

2.2                                 As soon as available in each Operating Year during the Lease Term, Landlord shall provide Tenant with a written statement setting forth the Operating Expense Allowance and a projection of Tenant’s Proportionate Share of Operating Expenses for such year commencing on the first day of the first month following receipt of such statement and continuing until receipt by Tenant of Landlord’s statement of the next projected Tenant’s Proportionate Share of Operating Expenses, Tenant shall pay to Landlord with each monthly installment of Fixed Rent an amount equal to one-twelfth (l/12th) of the excess of such projected Tenant’s Proportionate Share of Operating Expenses over the Operating Expense Allowance.  Concurrently with the first payment required hereinabove, Tenant shall pay to Landlord an amount equal to the excess of such projected Tenant’s Proportionate Share of Operating Expenses over the Operating Expense Allowance multiplied by a fraction, the numerator of which is the number of calendar months of the Operating Year in question which have elapsed prior to the due date of such first payment and the denominator of which is twelve (12), less any payments made by Tenant during said period on account of such excess Operating Expenses.

C-2

2.3                                 Landlord shall, as soon as possible after the close each such Operating Year, provide Tenant with a statement of the actual operating expenses for such period.  Any underpayment by Tenant during such Operating Year due to the fact that projected Operating Expenses were less than actual Operating Expenses shall be paid to Landlord within 30 days after Tenant’s receipt of a statement for such deficiency.  Any overpayment by Tenant due to the fact that projected Operating Expenses were greater than actual Operating Expenses for such year shall be credited to the next Additional Rent payable by Tenant under this Exhibit “C.” If the Operating Expenses are less than the Operating Expense Allowance, a credit or check will not be issued.

3.                                       Adjustment for Vacancies.  In determining Operating Expenses for any Operating Year, if the Building was less than fully occupied during such entire year, or was not in operation during such entire year, then Operating Expenses shall be adjusted by Landlord to reflect the amount that such expenses would normally be expected to have been, in the reasonable opinion of Landlord, had the Building been fully occupied and operational throughout such year, except that in no event shall such adjustment result in an amount less than the actual Operating Expenses.  Any such annualization shall be explained in Landlord’s statement under Section 2.3 hereof.

4.                                       Pro-Rations.  Should this Lease commence or terminate at any time other than the first day of an Operating Year, the Additional Rent payable by Tenant on account of Operating Expenses shall be first calculated on the basis of the entire Operating Year and then pro-rated on the basis of the number of days of occupancy.

5.                                       Audit.  Tenant shall have the right at all reasonable times within thirty (30) days after Landlord has provided Tenant with a statement of the actual Operating Expenses, and at its sole expense, to audit Landlord’s books and records relating to this Lease for that Operating Year.

6.                                       Minimums.  Notwithstanding anything contained herein to the contrary, in no event shall Tenant’s Proportionate Share of Operating Expenses for any calendar year be less than the Operating Expense Allowance.

7.                                       Personal Property Taxes.  Tenant will be responsible for ad valorem taxes on its personal property and on the value of the leasehold improvements in the Demised Premises to the extent that the same exceed Building Standard allowances (and if the taxing authorities do not separately assess Tenant’s leasehold improvements, Landlord may make a reasonable allocation of impositions to such improvements).

8.                                       Survival.  If, upon expiration or termination of this Lease for any cause, the amount of any Additional Rent due hereunder has not yet been determined, an appropriate payment from Tenant to Landlord or refund from Landlord to Tenant, shall be made promptly after such determination.

C-3

EXHIBIT “D”

Please Initial:

Landlord	Tenant

EXHIBIT “E”
RULES AND REGULATIONS

1.                                       The sidewalks, lobbies, passages, elevators and stairways shall not be obstructed or used by Tenant for any purpose other than ingress and egress from and to Tenant’s offices.  Landlord shall in all cases retain the right to control or prevent access thereto of all persons whose presence, in the judgement of Landlord, shall be prejudicial to the safety, peace, character or reputation of the building or of any of the tenants.

2.                                       The toilet rooms, water closets, sinks, faucets, plumbing or other service apparatus of any kind shall not be used by Tenant for any purposes other than those for which they were designed and installed.  No sweeping, rubbish, rags, ashes, chemicals or other refuse or injurious substances (which shall include medical waste) shall be placed therein or used in connection therewith by Tenant or left by Tenant in the lobbies, passages, elevators or stairways.

3.                                       Nothing shall be placed by Tenant on the outside of the building or on its window sills or projections.  Skylights, windows, doors and transoms shall not be covered or obstructed by Tenant, and no window shades, blinds, curtains, screens, storm windows, awnings or other materials shall be installed or placed on any of the windows or in any of the window spaces, except as approved in writing by Landlord.

4.                                       No sign, lettering, insignia, advertisement, or notices shall be inscribed, painted, installed or placed on any window or in any window spaces or any other part of the outside or inside of the building, unless first approved in writing by Landlord.  Names shall be placed on suite entrance doors for Tenant by Landlord and not otherwise, and at Tenant’s expense.  In all instances the lettering is to be of design and form approved by Landlord.

5.                                       Tenant shall not place additional locks upon any doors and shall surrender all keys for all locks at the end of the tenancy.

6.                                       Tenant shall not do or commit, or suffer, or permit to be done or committed, any act or thing whereby, or in consequence whereof, the rights of other tenants will be obstructed or interfered with, or other tenants will in any other way be injured or annoyed.  Tenant shall not use nor keep, nor permit to be used or kept in the building any matter having an offensive odor, nor any kerosene, gasoline, benzine, fuel, or other explosive or highly flammable material.  No birds, fish or animals shall be brought into or kept in or about the premises.

7.                                       In order that the premises may be kept in good state of preservation and cleanliness, Tenant shall, during the continuance of its possession, permit personnel and contractors approved by Landlord, and no one else, to clean the premises.  Landlord shall be in no way responsible to Tenant for the removal, disposal or cleaning of any medical equipment or waste or for any damage done to furniture or other effects of Tenant or others by any of Tenant’s employees, or any persons, or for any loss of Tenant’s employees, or for any loss of property of any kind in or from the premises, however occurring.  Tenant shall see each day that the windows are closed, the lights turned out, and doors securely locked before leaving the premises.

8.                                       If Tenant desires to introduce signaling, telegraphic, telephonic, protective alarm or other wires, apparatus or devices, Landlord shall direct when and how the same are to be placed, and except as so directed, no installation, boring or cutting shall be permitted.  Landlord shall have the right to prevent and to cut off the transmission of excessive or dangerous current of electricity or annoyances into or through the building or premises and to require the changing of wiring connections or layout at Tenant’s expense, to the extent that Landlord may deem necessary, and further to require compliance with such reasonable rules as Lessor may establish relating thereto, and in the event of non-compliance with the requirements or rules, Landlord shall have the right immediately to cut wiring or to do what it considers necessary to remove the danger, annoyance or electrical interference with apparatus in any part of the building.  All wires installed by Tenant must be clearly tagged at the distributing boards and junction boxes, and elsewhere as required by Landlord, with the number of the office to which said wires lead, and for the purpose for which the wires respectively are used, together with the name of the concern, if any, operating same.

9.                                       No furniture, packages, equipment, supplies or merchandise of Tenant will be received in the building, or carried up or down in the elevators or stairways, except during such hours as shall be designated by Landlord, and Landlord in all cases shall also have the exclusive right to prescribe the method and manner in which the same shall be brought in or taken out of the building.  Tenant shall in all cases have the right to exclude heavy furniture, safes, and other articles from the building which may be hazardous or to require them

Please initial:

/s/ F.S.	/s/ D.A.
Landlord	Tenant

E-1

to be located at designated places in the premises.  The cost of repairing any damage to the building caused by taking in or out furniture, safes or any articles or any damage caused while the same be in the premises, shall be paid by Tenant.

10.                                 Without Landlord’s written consent, nothing shall be fastened to, nor shall holes be drilled or nails or screws driven into walls of partitions; nor shall walls or partitions be painted, papered, or otherwise covered or moved in any way, or marked or broken; nor shall any connection be made to electric wires for running fans or motors or other apparatus, devices or equipment; nor shall machinery of any kind other than customary small business machines be allowed on the premises; nor shall Tenant use any other method of heating, air conditioning or air cooling than that provided by Landlord.  Telephones, switchboards and telephone wiring and equipment shall be placed only where designated by Landlord.  No mechanics, other than those employed by Landlord, shall be allowed to work in or about the building without the written consent of Landlord first have been obtained.

11.                                 Access may be had by Tenant to the premises at any time, Access may be refused at Landlord’s election, unless the person seeking it is known to the watchman in charge, or has a pass issued by Landlord, or is properly identified to the watchman’s satisfaction.  Landlord shall in no case be responsible for the admission or exclusion of any person.  In case of invasion, hostile attack, insurrection, mob violence, riot, bomb threats, explosion fire or any casualty, Landlord reserves the right to bar or limit access to the building for the safety of occupants or protection of property.

12.                                 Landlord reserves the right to rescind, suspend or modify any rules or regulations, and to make such other rules or regulations as, in Landlord’s judgement, may from time to time be needed for the safety, care, maintenance, operation and cleanliness of the building, or for the preservation of good order therein.  Tenant agrees to comply with new or modified regulations of any Federal, State or Municipal authority having appropriate jurisdiction or any regulatory agencies as they may affect the premises or building.  Notice of any action by Landlord referred to in this paragraph, when given to Tenant, shall have the same force and effect as if originally made a part of the foregoing lease.  But new rules and regulations will not, however, be unreasonably inconsistent with the proper and rightful enjoyment of the premises by Tenant under this lease.

13.                                 The use of rooms as sleeping quarters is prohibited at all times.

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EXHIBIT “F”
SUBORDINATION, ATTORNMENT AND NON-DISTURBANCE AGREEMENT

THIS AGREEMENT, made as of the        day of                         , 200  , by and between                                             , a                         corporation, having an office at                                            (the “Lender”), and                                       , a                            corporation having an office at                                  (the “Tenant”).

WITNESSETH:

WHEREAS, the Lender has made a loan (together with any present or future amendments or increases thereto, the “Loan”) to                                                    (“Landlord”) evidenced by a Promissory Note of Landlord (together with any present or future amendments or increases thereto, the “Note”) secured by a mortgage from the Landlord, as amended, increased, renewed, modified, consolidated, replaced, or extended being hereinafter referred to as the “Mortgage”, covering all of the Landlord’s right, title and interest in the land, buildings, improvements and other items of property described therein, located in Baltimore County, Maryland and more particularly described in Exhibit “A” annexed hereto and made a part hereof (said land, buildings, improvements, and such other property being hereinafter collectively referred to as the “Mortgaged Premises”) and further secured by an Assignment of Rents and Other Interest (together with any present or future amendments or increases thereto, the “Assignment Rents”), both recorded in the Office of the Recorder of Deeds of Baltimore County, Maryland:

WHEREAS, the Landlord and the Tenant entered into a lease dated as of                               , 200  , (said lease, as the same may be amended, renewed, modified, consolidated, replaced or extended being hereinafter referred to as the “Lease”), covering a portion of the Mortgaged Premises (the “Leased Premises”).

WHEREAS, the Assignment of Rents assigned to Lender all of Landlord’s right, title, interest in and to the Lease and any other present or future lease of all or any part of the Mortgaged Premises;

WHEREAS, the Lender, as a condition to making the loan secured by Mortgage, has required that the Lease be and continue to be subordinate in every respect to the Mortgage; and

WHEREAS, the parties hereto desire to effect the subordination of the lease to the Mortgage and to provide for the non-disturbance of the Tenant by the Lender;

NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, Tenant and Lender, intending to be legally bound hereby, covenant and agree as follows:

1.                                       The Lease (and all provisions thereof, including any purchase option) shall at all times be subject and subordinate to the provisions of this Agreement in each and every respect to the Mortgage (and all provisions thereof) subject, nevertheless, to the provisions of this Agreement.  The foregoing provision shall be self-operative; however, the Tenant, upon request, shall execute and deliver any certificate which the Landlord or the Lender may request to confirm said subordination by the Tenant.

2.                                       The Tenant certifies that (a) the Lease is presently in full force and effect and unmodified, except as noted in this Agreement, and constitutes the sole agreement between Landlord and Tenant relating to Tenant’s occupancy of the Leased Premises, (b) to the best of its knowledge, no event has occurred which constitutes a default under the Lease by the Landlord or which, with the giving of notice, the passage of time or both, would constitute a default by the Landlord under the Lease; (c) to the best of its knowledge, as of the date hereof Tenant has no charge, lien or claim of offset under the Lease and Landlord does not owe any sums to Tenant under the Lease or any other agreement.  The full minimum monthly rental of $                 is payable                          , and Tenant has been given no rent concessions or free rent other than as specifically set forth in the Lease.  The Landlord shall be a third party beneficiary of the certifications as set forth in this paragraph.

3.                                       The Lease and rentals thereunder have been assigned to Lender as security for repayment of the Loan.  Lender, as such assignee, hereby directs Tenant to pay to Landlord all rentals and other moneys due and to become due to Landlord under the Lease until receipt of further direction from Lender.  Upon receipt by Tenant of subsequent direction from Lender, Tenant shall pay to Lender, or in accordance with such

Please Initial:

/s/ F.S.	/s/ D.A.
Landlord	Tenant

F-1

subsequent directions of Lender, all such rentals and other sums due under the Lease, or amounts equal thereto.  Tenant shall have no responsibility or ascertain whether such direction by Lender is permitted under the Mortgage or such Assignment of Rents and Other Interests.  Landlord, by its execution of consent form attached hereto, consents to the foregoing.

4.                                       Tenant acknowledges that without the prior written consent of the Lender, or except as permitted by the terms of the lease that no modification of the Lease so as to materially reduce the rents and other charges payable thereunder, or shorten or extend or renew the term thereof or adversely affect the rights or increase the obligations of the Landlord thereunder, or prepay rents or other charges under the Lease for more than on month in advance.  In the event of any default on the part of the Landlord under the Lease, Tenant will give written notice thereof to the Lender, or its successor or assigns whose name and address previously shall have been furnished to the Tenant in writing.  Any right or remedy of Tenant resulting from or dependent upon such notice shall take effect only after notice is go given to the Lender.  Performance by the Lender of any of the Landlord’s obligations under the Lease in accordance with the terms of the Lease shall satisfy provisions of the Lease requiring performance by the Landlord, and the Lender, exercising reasonably due diligence, shall have the reasonable additional period of time under the circumstances to complete such performance.

5.                                       If the interest of the Landlord under the Lease Premises shall be transferred by reason of a foreclosure action or other proceedings for enforcement of the Mortgage or pursuant to a transfer in lieu of foreclosure, the Tenant shall be bound to and shall attorn to the person acquiring the interests of the Landlord as a result of any such action or proceeding and such person’s successors and assigns (any of the foregoing being hereafter referred to as the “Successors”) upon the Successor succeeding to the interest of the Landlord in and to the Lease Premises.  Said attornment shall be effective and self-operative without the execution of any further instruments.  The Tenant, upon request, shall execute and deliver any certificate or other instrument necessary or appropriate which the Lender or the Successor may request to effect or confirm said attornment by the Tenant.

6.                                       If the interest of the Landlord under the Lease shall be transferred by reason of foreclosure or other proceedings for enforcement of the Mortgage or pursuant to a transfer in lieu of foreclosure then, except as provided in this Agreement, the Successor shall be bound to the Tenant under all of the terms, covenants, and conditions of the Lease for the balance of the term thereof remaining, with the same force and effect as if the Successor were the Landlord (but subject to Paragraph 7 below).

7.                                       The Successor shall not and shall not be deemed to (a) adopt or in any other manner be responsible or liable for any representations and warranties made by the Landlord in the Lease (b) be liable for any act, omission or default of Landlord or any prior Landlord and will not be subject to any offsets or defenses which the Tenant might have against Landlord or any prior Landlord, (c) be bound by any amendment or modification of the Lease or by any prepayment of rents or other charges under the Lease for more than one month unless such amendment, modification or prepayment was approved in writing by the Lender, (d) be liable to Tenant for any refund of any security deposit made by the Tenant pursuant to the Lease, except to the extent that the Successor has actually received that security deposit, or (e) be liable to Tenant in any event for any matter relating to the operation, maintenance, or condition of the Mortgaged Premises or Leased Premises prior to the date Successor acquires title to the Lease Premises.  Any rights of the Tenant to terminate or cancel the Lease by reason of the failure of Landlord or any prior Landlord under the Lease to perform any of its obligations under the Lease shall be suspended if and while the Successor is exercising reasonably diligent efforts under the circumstances to cause such obligations to be performed.  The obligations and liability of the Successor shall be limited to and enforceable only against the Successor’s estate and interest in the Leased Premises and not out of or against any other assets or properties of the Successor.

8.                                       Notwithstanding anything in the Lease to the contrary, if the interest of the Landlord under the Lease shall be transferred to the Successor, then (a) the Successor shall not be obligated to reconstruct the Leased Premises following a casualty or condemnation thereto.

9.                                       If Tenant is not in default hereunder or under the terms of the Lease, the Tenant will not be joined as a party defendant for the purpose of terminating the lease in any foreclosure action or proceeding which may be instituted or taken by the Lender, nor will the Tenant be evicted from the Leased Premises, nor will the Tenant’s leasehold estate under the Lease be terminated or disturbed, nor will any of the Tenant’s rights under the Lease be affected in any way by reason of any default under the Mortgage.

10.                                 This Agreement may not be modified except by an agreement in writing signed by the parties hereto or their respective successors in interest.  This Agreement shall inure to the benefit of and be binding upon the parties hereto, their respective heirs, representatives, successors and assigns.

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11.                                 Upon a valid expiration or termination of the Lease for any reason, and provided the Lease shall not have been renewed or otherwise extended and Tenant shall have no right to possession of the Leased Premises, Tenant shall execute, acknowledge and deliver to the Landlord, the Lender, and the Successor, a certificate attesting to the expiration or termination of the Lease and waiving all rights to possession of the Leased Premises.

12.                                 All notices, demands or requests made pursuant to, under or by virtue of this Agreement must be in writing and mailed to the party to whom the notice, demand or request is being made by certified or registered mail, return receipt requested, at its address set forth above.  Any party may change the place that notices and demands are to be sent by written notice delivered in accordance with this Agreement.

13.                                 This Agreement is fully integrated and not in need of parol evidence in order to reflect the intentions of the parties hereto.  The parties hereto intend the literal words of this Agreement to govern the subject matter hereof and all prior negotiations, drafts and other extrinsic communications shall have no significance or evidentiary effect.  This Agreement shall be the whole and only agreement between the parties hereto with regard to the subordination of the Lease and the leasehold interest of Tenant thereunder to the lien or charge of the Mortgage in favor of Lender, and shall supersede and control any prior agreements as to such, or any subordination, including, but not limited to, those provisions, if any, contained in the Lease which provide for the subordination of the Lease and the leasehold interest of Tenant thereunder to a deed or deeds of trust or to a mortgage or mortgages to be thereafter executed.  In the event any one or more of the provisions of this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.  This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

14.                                 This Agreement shall continue in effect until all sums due by Landlord to Lender under the Note, the Mortgage and the Assignment of Rents have been paid in full.

15.                                 Tenant shall neither suffer nor itself manufacture, store, handle, transport, dispose of, spill, leak, dump any toxic or hazardous waste, medical waste or other waste products or substance (as they may be defined in any federal or state statue, rule or regulation pertaining to or governing such wastes, waste products or substances) on the Premises at any time during the term, or extended term, of the Lease, except in compliance with all applicable laws and regulations.

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EXHIBIT “G”
TENANT’S ESTOPPEL CERTIFICATE AND AGREEMENT

LANDLORD:

TENANT:

DATE OF LEASE:

PREMISES:

The undersigned (“Tenant”) hereby certifies to and agrees with                 , its successors and assigns (“                             ”) that:

1.                                       Tenant has accepted possession of the Premises pursuant to the Lease.  The Lease term commenced on                                            .  The termination date of the Lease term, excluding renewals and extensions is                                  .

2.                                       Any improvements required by the terms of the Lease to be made by Landlord have been completed to the satisfaction of Tenant in all respects, except for the “punchlist” items, if any, set forth on Schedule 1 attached hereto.  Landlord has (as of the date hereof) fulfilled all of its duties under the Lease (except as otherwise set forth on Schedule 1).  No sums are due by Landlord to Tenant under the Lease or any other agreement between Landlord and Tenant.

3.                                       The Lease has not been assigned, modified, supplemented or amended in any way.  The Lease constitutes the entire agreement between the parties and there are no other agreements between Landlord and Tenant concerning the Premises.

4.                                       The Lease is valid and in full force and effect, and to the best of Tenant’s knowledge, neither Landlord nor Tenant is in default thereunder.  Tenant has no defense, setoff or counterclaim against Landlord arising out of the Lease or in any way relating thereto, or arising out of any other transaction between Tenant and Landlord, and no event has occurred and no condition exists, which with the giving of notice or the passage of time, or both, will constitute a default under the Lease.

5.                                       The monthly rent presently payable under the Lease is $                       per month payable in advance.  All rent and other sums due under the Lease are current and have been paid through                         , 200  .  No rent or other sum payable under the Lease has been paid more than one month in advance.

6.                                       All notices and other communications from Tenant to                           shall be in writing and shall be delivered or mailed by registered mail, postage paid, return receipt requested, addressed to                             at:

or at such other address as                             , a successor, purchaser, or transferee shall furnish to Tenant in writing.

7.                                       This certificate may not be modified, except by an agreement in writing signed by the parties hereto (or their respective successors and assigns) and                       .  This Estoppel Certificate shall be binding on the undersigned, it successors and assigns (including future tenants under the Lease) and shall insure to the benefit of                           , it successors and assigns.

TENANT:

Attest/Witness:

BY:

DATE: , 200

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AGREEMENT OF LEASE

THIS AGREEMENT OF LEASE (this “Lease”) is made this 14th day of May, 2002, by and between BEAVER DAM LIMITED LIABILITY COMPANY, a Maryland limited liability company (“Landlord”), and SINCLAIR BROADCAST GROUP, INC., a Maryland corporation (“Tenant”).

Intending to be legally bound, Landlord and Tenant agree as set forth below.

1.                                       DEMISED PREMISES. Landlord, for the term and subject to the provisions and conditions hereof, leases to Tenant, and Tenant rents from Landlord, the space (the “Demised Premises”) containing ten thousand four hundred twelve (10,412) rentable square feet, as shown on Exhibit “A” attached hereto and made part of hereof, in the building erected on certain land (the “Land”) located at 10706 Beaver Dam Road, Cockeysville, Maryland 21030, together with rights of ingress and egress thereto, and with the right in common with others to use, to the extent applicable, the elevators and common passageways, stairways, vestibules, and to pass over and park on that portion of land owned by Landlord and designated by the Landlord for Tenant’s parking.

2.                                       LEASE TERM. The lease term (the “Lease Term”) shall commence (the “Commencement Date”) on the date this Lease is signed, and shall continue until April 30, 2010 and thereafter unless extended or sooner terminated as provided herein.

3.                                       FIXED RENT.  Fixed rent (the “Fixed Rent”) is payable by Tenant in monthly installments in the amounts set forth in the Rent Schedule attached hereto as Rider No. 1.  Fixed Rent is payable by Tenant beginning on the earlier to occur of September 15, 2002, or the date that Tenant commences its broadcast operation, and is payable without prior notice or demand, and without any setoff or deduction whatsoever, in advance, on the first day of each month at such place as Landlord may direct.  Annual Fixed Rent shall include the Operating Expense Allowance as set forth in Section 1 of Exhibit “C” hereto.  Annual Fixed Rent shall be subject to adjustment as provided in Section 2 of Exhibit “C” hereto.  In addition, if the Lease Term commences on a day other than the first day of a calendar month, Tenant shall pay to Landlord, on or before the Commencement Date of the Lease Term, a pro rata portion of the monthly installment of rent (Including Fixed Rent and any Additional Rent as herein provided), such pro rata portion to be based on the actual number of calendar days remaining in such partial month after the Commencement Date of the Lease Term.  If the Lease Term shall expire on other than the last day of a calendar month, such monthly installment of Fixed Rent and Additional Rent shall be prorated for each calendar day of such partial month.  If any portion of Fixed Rent, Additional Rent, or any other sum payable to Landlord hereunder shall be due and unpaid for more than five (5) days, the balance due shall be subject to and include a ten percent (10%) penalty.  In addition, if any portion of Fixed Rent, Additional Rent or any other sum payable to Landlord hereunder shall be due and unpaid for more than five (5) days after written notice of non-payment by Landlord to Tenant (which written notice shall not be required more than two times in any period of twelve (12) consecutive months), it shall thereafter bear interest at a rate equal to three percent (3%) per annum greater than the highest prime rate of interest announced from time to time by Bank of America (or its successor) (the “Default Rate”), as the same may change from time to time, from the due date until the date of payment thereof by Tenant, provided, however, that nothing herein contained shall be construed or implemented in such a manner as to allow Landlord to charge or receive interest in excess of the maximum legal rate then allowed by law.

4.                                       ADDITIONAL RENT.  Tenant shall pay as additional rent (“Additional Rent”) its proportionate share of all Operating Expenses in the amounts and in the manner set forth in Exhibit “C” hereto and all other sums due hereunder.

5.                                       SECURITY DEPOSIT.  Intentionally deleted.

Please Initial:

/s/ J.D.S.	/s/ D.A.
Landlord	Tenant

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6.                                       USE OF DEMISED PREMISES.  Tenant covenants and agrees to use and occupy the Demised Premises for general office purposes and general broadcast purposes, including without limitation a television broadcast studio, and other uses incidental to and associated with such purposes and only in conformity with the law.  Tenant shall not use or permit any use of the Demised Premises which creates any safety or environmental hazard, or which would: (i) be dangerous to the Demised Premises, the Building, or other tenants, or (ii) be disturbing to other tenants of the Building, or (iii) cause any material increase in the premium cost for any insurance which Landlord may then have in effect with respect the Building generally, unless Tenant shall agree to pay for any such increase.

7.                                       IMPROVEMENTS TO PREMISES.

7.1.                              Tenant Improvements.  The cost of all improvements to the Demised Premises necessary for the Tenant’s use and occupancy thereof shall be paid for by Tenant.  All such tenant improvements shall be performed in accordance with Section 8 of this Lease.

7.2.                              Acceptance of possession.  By its assumption of possession of the Demised Premises the Tenant shall for all purposes of the provisions of this Lease be deemed to have accepted them and to have acknowledged them to be in acceptable condition.

8.                                       ALTERATIONS OR IMPROVEMENTS BY TENANT.

8.1                                 During the Lease Term, Tenant shall not make any material alterations, additions, improvements, redecorating, or other changes to the Demised Premises without the prior written approval (such approval not to be unreasonably withheld or delayed) of Landlord and then only in accordance with plans and specifications previously approved in writing by Landlord and subject to such reasonable conditions as Landlord may require, including, without limitation, that Tenant be required to pay for any increased cost to Landlord occasioned thereby or attributed thereto.  Landlord acknowledges and agrees that Tenant shall modify the Demised Premises to use at least part of same as a television broadcast studio.  Prior to the termination of this Lease and without additional notice to Tenant by Landlord, Tenant shall either: (i) remove any such alterations or additions and repair any damage to the Building or the Demised Premises occasioned by their installation or removal and restore the Demised Premises to substantially the same condition as existed prior to the time when any such alterations or additions were made, or (ii) reimburse Landlord for the reasonable cost of removing such alterations or additions and the restoration of the Demised Premises.  Landlord shall determine any such reasonable cost as called for in clause (ii) above prior to the termination of this Lease and Tenant shall reimburse Landlord within thirty (30) days of receipt of written notice together with appropriate supporting documentation.

8.2                                 After the time of initial occupancy of the Demised Premises by Tenant, Tenant shall have the right to construct and alter the Demised Premises, subject to paragraph 8.1, provided, however, that such construction does not include any alterations affecting the exterior or structural components of the Building, or any material alterations to the systems of the Building, including, but not limited to HVAC, electric, or plumbing.  Any Tenant construction shall be performed by Tenant’s contractors and shall be solely Tenant’s responsibility.  All of Tenant’s construction shall be at Tenant’s expense.

8.3                                 Prior to commencement of construction:

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(a)                                  Landlord shall approve in writing (such approval not to be unreasonably withheld or delayed) the plans and specifications for any alterations to the Demised Premises, such approval by Landlord shall not be deemed to be an approval by Landlord of any work performed pursuant thereto or approval or acceptance by Landlord of any material furnished with respect thereto or a representation by Landlord as to the fitness of such work or materials, and shall not give rise to any liability or responsibility of Landlord.

(b)                                 Landlord shall approve orally or in writing (such approval not to be unreasonably withheld or delayed) each contractor and subcontractor (which shall each be of sound financial status and good reputation in the community and a duly licensed and qualified professional in the state and, to the extent necessary, township in which the Building is located) to perform such alterations.

(c)                                  Landlord may require Tenant to provide a certificate evidencing each contractor’s liability, completed operations and worker’s compensation insurance and naming Landlord as an additional insured, which insurance shall be with a carrier, in amounts and otherwise on terms satisfactory to Landlord.

(d)                                 Tenant shall deliver to Landlord a payment and performance bond for each contractor and subcontractor as Landlord in its sole discretion shall require.  Such payment and performance bonds shall be issued by companies acceptable to Landlord in its sole discretion, and shall otherwise be acceptable in form and content to Landlord in its sole discretion.

(e)                                  Each contractor shall execute and Tenant shall cause to be filed with the appropriate governmental agency in a timely manner such waivers and releases of liens and other documents necessary to insure against imposition of any mechanics’ and material suppliers’ liens for labor furnished and material supplied in connection with the alterations and improvements.  Tenant shall deliver copies of such waivers and releases of liens to Landlord together with evidence of the timely filing thereof.

8.4                                 Tenant covenants and agrees:

(a)                                  To secure and pay for all necessary building and other permits and fees in connection with the alterations and improvements.

(b)                                 All construction shall be done in compliance with all material applicable laws and ordinances and in a good and workerlike manner in accordance with the approved plans and specifications.

(c)                                  To obtain and deliver to Landlord a Certificate of Occupancy (or its equivalent) issued by the appropriate governmental authority upon completion of the construction of the Demised Premises.

(d)                                 To abide by any collective bargaining agreements or other union contracts applicable to Tenant, the Building or Landlord.

(e)                                  All materials, supplies and workers shall enter the Demised Premises and all work shall be performed at times and by means reasonably satisfactory to Landlord.

8.5                                 Tenant and any approved contractor, subcontractor or material supplier may, after notice to Landlord, enter the Demised Premises during reasonable times after the execution hereof for the purpose of constructing the improvements as aforesaid and inspecting and measuring the Demised Premises, provided that such entry does not, in Landlord’s reasonable judgment, interfere with the operations of the Building or with Landlord’s work therein, or that of any other tenants in the Building.  Tenant shall be responsible of any and all damage or injury caused by such contractors, subcontractors, material suppliers and Tenant in the course of constructing the improvements, and Tenant’s obligation to indemnify, defend, and hold Landlord harmless set forth in Article 14 shall, include without limitation all work done by Tenant pursuant to this paragraph 8 and shall commence on the date of execution hereof.  Notwithstanding the foregoing, Tenant shall not be responsible for any property damage or personal injury due to the negligence of Landlord or its agents or assigns.

8.6                                 Landlord and its agents or other representatives shall be permitted to enter the Demised Premises to examine and inspect the construction of the alterations and improvements, provided, that no such inspection or examination shall constitute an approval or warranty or give rise to any liability of Landlord with respect to any thereof.

9.                                       COVENANTS OF LANDLORD.  Landlord will supply for normal office use on business days from 8:00 a.m. to 6:00 p.m. (excluding holidays), heat and air conditioning equipment, elevator service (where applicable), janitorial and cleaning services, electricity, and hot and cold water, all in amounts consistent with

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services provided in similar buildings in the community, provided that: (i) Tenant shall, at its expense, install meters to measure the electricity consumed at the Demised Premises; (ii) Landlord shall not be liable for failure to supply or interruption of any such service by reason of any cause beyond Landlord’s reasonable control; (iii) if Tenant requires janitorial and cleaning services beyond those provided by Landlord, Tenant shall arrange for such additional services through Landlord, and Tenant shall pay Landlord upon receipt of billing therefor; and (iv) if Tenant requires installation a separate or supplementary heating, cooling, ventilating and/or air conditioning system Tenant shall pay all costs in connection with the furnishing, installation and operation thereof.  Landlord shall be responsible, at its sole cost and expense, for structural repairs and capital improvements (unless otherwise provided for herein) to the Building, unless such repairs are necessitated by damage caused by the negligence or misconduct of Tenant or Tenant’s officers, directors, employees, invitees or agents.

10.                                 COVENANTS OF TENANT.  Tenant will (at Tenant’s sole cost and expense):

10.1                           Keep the Demised Premises in good order and repair, reasonable wear and tear expected;

10.2                           Surrender the Demised Premises at the end of this Lease in the same condition in which Tenant has agreed to keep it during the Lease Term;

10.3                           Not place, erect, maintain or display any sign or other marking of any kind whatsoever on the windows, doors or exterior walls of the Demised Premises and not use or place any curtains, blinds, drapes or coverings over any exterior windows or upon the window surfaces which are visible from the outside of the Building; except the Tenant shall be permitted to install its standard signage and logo on Tenant’s entrance door with the approval of Landlord (which approval shall not be unreasonably withheld or delayed), and Tenant shall be listed on the directories on the elevator lobby of Tenant’s floor, the Building lobby and Building exterior in the same manner as other tenants in the Building;

10.4                           Be financially responsible for repairs and replacements to the Demised Premises and the Building made necessary by reason of damage thereto caused by Tenant or its agents, servants, invitees, or employees.  In the event Tenant shall fail to make such repairs within sixty (60) days of the date such work becomes necessary, Landlord may, but shall not be required to, perform such work and charge the amount of the expense therefor, with interest accruing and payable thereon, all in accordance with Article 18 below;

10.5                           Comply with all laws, enactments and regulations of any governmental authority relating or applicable to Tenant’s occupancy of the Demised Premises and any covenants, easements and restrictions governing the Land or Building, and indemnify, defend and hold Landlord harmless from all consequences from its failure to do so;

10.6                           Promptly notify Landlord of any damage to or defects in the Demised Premises, any notices of violation received by Tenant and of any injuries to persons or property which occur therein or claims relating thereto;

10.7                           Subject to Article 8, pay for any alterations, improvements or additions to the Demised Premises and any light bulbs, tubes and non-standard Building items installed by or for Tenant, and allow no lien to attach to the Building with respect to any of the foregoing;

10.8                           Without the prior written consent of Landlord, not place within the Demised Premises or bring into the Building any machinery, equipment, or other personalty other than customary office furnishings and machinery and equipment necessary for the operation of a television studio, but in no event shall such machinery and equipment exceed the design capacity of the Building;

10.9                           Not use the Demised Premises for the generation, manufacture, refining, transportation, treatment, storage or disposal of any hazardous substance or waste or for any purpose which poses a substantial risk of damage to the environment; in this regard Tenant represents that it does not have a Standard Industrial Classification number as designated in the Standard Industrial Classifications Manual prepared by the Office of Management and Budget in the Executive Office of the President of the United States that is any of 22-39 inclusive, 46-49 inclusive, 51 or 76 and will not engage in any activity which would subject Tenant to the provisions of the Federal Comprehensive Environmental Response, Liability and Clean-Up Act (42 U.S.C. Section 9601 et seg.), the Federal Water Pollution Control (33 U.S.C.A. Section 1151 et seg.), the Clean Water Act of 1977 (33 U.S.C.A. Section 1251 et seg.). or any other federal, state or local environmental law, regulation or ordinance;

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10.10                     Comply with all rules and regulations which may hereafter be promulgated by Landlord and with all reasonable changes and additions thereto upon notice by Landlord to Tenant (such rules and regulations, together with all changes and additions thereto, are part of this Lease); Landlord shall notify Tenant in writing at least fifteen (15) days prior to the promulgation of such rules and regulations or changes thereto.  Landlord agrees to enforce such rules and regulations against all tenants in the Building in a non- discriminating fashion and to take reasonable action to cause a cessation of any violation of all rules that interfere with Tenant’s use and quiet enjoyment of the Demised Premises;

10.11                     Comply with all reasonable recommendations of Landlord’s or Tenant’s insurance carriers relating to layout, use storage of materials and maintenance of the Demised Premises.

11.                                 ASSIGNMENT AND SUBLETTING.  Tenant shall not assign, pledge, mortgage, or otherwise transfer or encumber this Lease, nor sublet all or any part of the Demised Premises or permit the same to be occupied or used by anyone other than Tenant or its employees without Landlord’s prior written consent (such consent not to be unreasonable withheld or delayed).  Notwithstanding the foregoing, Tenant shall have the right to assign this Lease or sublet the Demised Premises or any part thereof, without the consent of Landlord, to any parent, subsidiary, or affiliate of Tenant.  In the event of an assignment by Tenant with Landlord’s written consent, Tenant shall be released from liability under this Lease as of the date Landlord is given notice of such assignment.  Any consent by Landlord hereunder (or assignment where such consent is not required) shall not constitute a waiver of strict future compliance by Tenant of the provisions of this Article 11 or a release of Tenant from the full performance by Tenant with any of the terms, covenants, provisions, or conditions in this Lease.  For purposes of this Article 11, any transfer or change in control of Tenant (or any subtenant, assignee, or occupant) by operation of law or otherwise, shall be deemed an assignment hereunder, including, without limitation, any merger, consolidation, dissolution, or any change in the controlling equity interests of Tenant or any subtenant, assignee, or occupant (in a single transaction or a series of related transaction).  Any assignment or subletting in contravention of the provisions of this Article 11 shall be void.

12.                                 EMINENT DOMAIN.  If the whole or more than fifty percent (50%) of the Demised Premises (or use or occupancy of the Demised Premises) shall be taken or condemned by an governmental or quasi-governmental authority for any public or quasi-public use or purpose (including sale under threat of such a taking), or if the owner elects to convey title to the condemnor by a deed in lieu of condemnation, or if all or any portion of the Land or Building are so taken, condemned or conveyed and as a result thereof, in Landlord’s judgement, the Demised Premises cannot be used for Tenant’s permitted use as set forth herein, then this Lease shall cease and terminate as of the date when title vests in such governmental or quasi-governmental authority and the Fixed Rent and Additional Rent shall be abated on the date when such title vests in such governmental or quasi-governmental authority.  If less than fifty percent (50%) of the Demised Premises is taken or condemned by any governmental or quasi-governmental authority for any public or quasi-public use or purpose (including sale under threat of such a taking), the Fixed Rent and Tenant’s proportionate share shall be equitably adjusted )on the basis of the number of square feet before and after such event) on the date when title vests in such governmental or quasi-governmental authority and the Lease shall otherwise continue in full force and effect.  In any case, Tenant shall have no claim against Landlord for any portion of the amount that may be awarded as damages as a result of any governmental or quasi-governmental taking or condemnation (or sale under threat or such taking or condemnation); and all rights of Tenant to damages therefor are hereby assigned by Tenant to Landlord.  The foregoing shall not, however, deprive Tenant of any separate award for moving expenses, dislocation damages or for any other award which would not reduce the award payable to Landlord.

13.                                 CASUALTY DAMAGE.

13.1                           In the event of damage to or destruction of the Demised Premises caused by fire or other casualty, or any such damage or destruction to the Building or the facilities necessary to provide services and normal access to the Demised Premises in accordance herewith, Landlord, after receipt of written notice thereof from Tenant, shall undertake to make repairs and restorations with reasonable diligence as hereinafter provided, unless this Lease has been terminated by Landlord or Tenant as hereinafter provided or unless any mortgagee which is entitled to receive casualty insurance proceeds fails to make available to Landlord a sufficient amount of such proceeds to cover the cost of such repairs and restoration.  If (i) the damage is of such nature or extent that, in Landlord’s sole judgement, more than one hundred and twenty (120) days would be required (with normal work crews and hours) to repair and restore the part of the Demised Premises or Building which has been damaged, or (ii) the Demised Premises or Building is so damaged that, in Landlord’s sole judgement, it is uneconomical to restore or repair the Demised Premises or the Building, as the case may be, or (iii) less than two (2) years then remain on the current Lease Term, Landlord shall so advise Tenant promptly, and either party, in the case described in clause (i) above, or Landlord, in the cases described in clauses (ii) or (iii) above, within thirty (30) days after any such damage or destruction shall have the right to

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terminate this Lease by written notice to the other, as of the date specified in such notice, which termination date shall be no later than thirty (30) days after the date of such notice.

13.2                           In the event of fire or other casualty damage, provided this Lease is not terminated pursuant to the terms of this Article 13 and is otherwise in full force and effect, and sufficient casualty insurance proceeds are available for application to such restoration or repair, Landlord shall proceed diligently to restore the Demised Premises to substantially its condition prior to the occurrence of the damage.  Landlord shall not be obligated to repair or restore any alterations, additions, fixtures or equipment which Tenant may have installed (whether or not Tenant has the right or the obligation to remove the same or is required to leave the same on the Demised Premises as of the expiration or earlier termination of this Lease) unless Tenant, in a manner satisfactory to Landlord, assures payment in full of all costs as may be incurred by Landlord in connection therewith.

13.3                           Landlord shall not insure any improvements or alterations to the Demised Premises in excess of Building standard tenant improvements, or any fixtures, equipment or other property of Tenant.  Tenant shall, at its sole expense, insure the value of its leasehold improvements, fixtures, equipment and personal property located in or on the Demised Premises, for the purpose of providing funds to Landlord to repair and restore the Demised Premises to substantially its condition prior to occurrences of the casualty occurrence.  If there are any such alterations, fixtures or additions and Tenant does not assure or agree to assure payment of the cost of restoration or repair as aforesaid, Landlord shall have the right to restore the Demised Premises to substantially the same condition as existed prior to the damage, excepting such alterations, additions or fixtures.

13.4                           The validity and effect of this Lease shall not be impaired in any way by the failure of Landlord to complete repairs and restoration of the Demised Premises or of the Building within one hundred and twenty (120) days after commencement of the work, even if Landlord had in good faith notified Tenant that the repair and restoration could be completed within such period, provided that Landlord proceeds diligently with such repair and restoration.  In the case of damage to the Demised Premises which is of a nature or extent that Tenant’s continued occupancy is in the reasonable judgement of Landlord and Tenant substantially impaired, then the Annual Fixed Rent and Tenant’s Proportionate Share otherwise payable by Tenant hereunder shall be equitably abated or adjusted for the duration of such impairment.  Tenant shall be responsible to repair all of Tenant’s leasehold improvements and all equipment, fixtures and personal property located in or on the Demised Premises subject to Article 8 and to such other reasonable conditions as Landlord may require.

14.                                 INSURANCE AND INDEMNIFICATION OF LANDLORD; WAIVER OF SUBROGATION.

14.1                           Tenant covenants and agrees to exonerate, indemnify, defend, protect and save Landlord, its representatives and Landlord’s managing agent, if any, harmless from and against any and all claims, demands, expenses, losses, suits and damages as may be occasioned by reason of (i) any accident or matter occurring on or about the Demised Premises, causing injury to persons or damage to property (including, without limitation, the Demised Premises), unless such accident or other matter resulted solely from the negligence or otherwise tortious act of Landlord or Landlord’s agents or employees, (ii) the failure of Tenant fully and faithfully to perform the obligations and observe the conditions of this Lease, and (iii) the negligence or otherwise tortious act of Tenant or anyone in or about the Building on behalf of or at the invitation or right of Tenant.  Tenant shall maintain in full force and effect, at its own expense, comprehensive general liability insurance (including a contractual liability and fire legal liability insurance endorsement) naming as an additional insured Landlord and Landlord’s managing agents, if any, against claims for bodily injury, death or property damage in amounts not less than $1,000,000 (or such higher limits as may be determined by Landlord from time to time) and reasonable business interruption insurance.  All policies shall be issued by companies having a Best’s financial rating of A or better and a size class rating of XII (12) or larger or otherwise acceptable to Landlord.  At or prior to the Commencement Date, Tenant shall deposit the policy or policies of such insurance, or certificates thereof, with Landlord and shall deposit with Landlord renewals thereof at least fifteen (15) days prior to each expiration.  Said policy or policies of insurance or certificates thereof shall have attached thereto an endorsement that such policy shall not be canceled without at least thirty (30) prior written notice to Landlord and Landlord’s managing agent, if any, that no act or omission of Tenant shall invalidate the interest of Landlord under said insurance and expressly waiving all rights of subrogation as set forth below.  At Landlord’s request, Tenant shall provide Landlord with a letter from an authorized representative of its insurance carrier stating that Tenant’s current and effective insurance coverage complies with the requirements contained herein.

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14.2                           Landlord covenants and agrees to exonerate, indemnify, defend, protect, and save Tenant harmless from and against any and all claims, demands, expenses, losses, suits, and damages as may be occasioned by reason of (i) the failure of Landlord fully and faithfully to perform the obligations and observe the conditions of this Lease, and (ii) the negligence or otherwise tortious act of Landlord, its agents, assigns, servants, or employees.

14.3                           Landlord and Tenant hereby release the other from any and all liability or responsibility to the other or anyone claiming through or under them by way of subrogation or otherwise for any loss or damage to property covered by insurance then in force, even if any such fire or other casualty occurrence shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible.  This release shall be applicable and in full force and effect, however, only to the extent of and with respect to any loss or damage occurring during such time as the policy or policies of insurance covering said loss shall contain a clause or endorsements to the effect that this release shall not adversely affect or impair said insurance or prejudice the right of the insured to recover thereunder.  To the extent available, Landlord and tenant further agree to provide such endorsements for said insurance policies agreeing to the waiver of subrogation as required herein.

15.                                 INSPECTION; ACCESS; CHANGES IN BUILDING FACILITIES.

15.1                           Landlord and its agents or other representatives shall be permitted to enter the Demised Premises at reasonable times (i) to examine, inspect and protect the Demised Premises and the Building and (ii) during the last six (6) months of the original or any renewal term, to show it to prospective tenants and to affix to any suitable part of the exterior of the Building in which the Demised Premises is located a notice for letting the Demised Premises or the Building or (at any time during the original or any renewal term) selling the Building.  However, in no event shall any such entry by Landlord or its agents or other representatives unreasonably interfere with Tenant’s use of the Demised Premises as a television studio.

15.2                           Landlord shall have access to and use of all areas in the Demised Premises (including exterior Building walls, core corridor walls and doors and any core corridor entrances), any roofs adjacent to the Demised Premises, and any space in or adjacent to the Demised Premises used for shafts, stacks, pipes, conduits, fan rooms, ducts, electric or other utilities, sinks or other Building facilities, as well as access to and through the Demised Premises for the purpose of operation, maintenance, decoration and repair, provided, however, that except in emergencies such access shall not be exercised so as to interfere unreasonable with Tenant’s use of the Demised Premises.  Tenant shall permit Landlord to install, use and maintain pipes, ducts and conduits within the demising walls, bearing columns and ceilings of the Demised Premises, provided that the installation work is performed at such times and by such methods as will not materially interfere with Tenant’s use of the Demised Premises, materially reduce the floor area thereof or materially and adversely affect Tenant’s layout, and further provided that Landlord performs all work with due diligence and care so as to not damage Tenant’s property or the Demised Premises.  Landlord and Tenant shall cooperate with each other in the location of Landlord’s and Tenant’s facilities requiring such access.

15.3                           Landlord reserves the right at any time, without incurring any liability to Tenant therefor, to make such changes in or to the Building and the fixtures and equipment thereof, as well as in or to the street entrances, halls, foyers, passages, elevators, if any, and stairways thereof, as it may deem necessary or desirable; provided that there shall be no change that materially detracts from the character or quality of the Building, nor unreasonably interferes with Tenant’s ability to conduct its business, including without limitation its operation of a television studio.

16.                                 DEFAULT.  Any other provisions in this Lease notwithstanding, it shall be an event of default (“Event of Default”) under this Lease if: (i) Tenant fails to pay any installment of Fixed Rent, Additional Rent or other sum payable by Tenant hereunder when due and such failure continues for a period of five (5) days after written notice of such non-payment be Landlord to Tenant, or (ii) Tenant fails to observe or perform any other covenant or agreement of Tenant herein contained and such failure continues after written notice given by or on behalf of Landlord to Tenant for more than thirty (30) days, or (iii) Tenant uses or occupies the Demised Premises other than as permitted hereunder, or (iv) Tenant assigns or sublets, or purports to assign or sublet, the Demised Premises or any part thereof other than in the manner and upon the conditions set forth herein, or (v) Tenant abandons or vacates the Demised Premises or, without Landlord’s prior written consent, Tenant removes or attempts to remove or manifests an intention to remove any or all of Tenant’s property from the Demised Premises other than in the ordinary and usual course of business, or (vi) Tenant (which, for purposes of this clause, includes any guarantor hereunder) files a petition commencing a voluntary case, or has filed against it a petition commencing an involuntary case, under the Federal Bankruptcy Code (Title 11 of the Unites States Code), as now or hereafter in effect, or under any similar law, or files or has filed against it a petition or answer in bankruptcy or for reorganization or for an arrangement pursuant to any state bankruptcy

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law or any similar state law, and, in the case of any such involuntary action, such action shall not be dismissed, discharged or denied within sixty (60) days after the filing thereof, or Tenant consents or acquiesces in the filing thereof, or (vii) if Tenant is a banking organization, Tenant files an application for protection, voluntary liquidation or dissolution applicable to banking organization, or (viii) a custodian, receiver, trustee or liquidator of Tenant or of all or substantially all of Tenant’s property or of the Demised Premises shall be appointed in any proceedings brought by or against Tenant and, in the latter case, such entity shall not be discharged within sixty (60) days after such appointment or Tenant consents to or acquiesces in such appointment, or (ix) Tenant shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, or (x) any of the foregoing occurs as to any guarantor or surety of Tenant’s performance under this Lease, or such guarantor or surety defaults on any provision under its guaranty or suretyship agreement.

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17.                                 LANDLORD’S REMEDIES.

17.1                           In the event of any Event of Default, Landlord at any time thereafter may at its option exercise any one or more of the following remedies:

(a)                                  Termination of Lease.  Landlord may terminate this Lease, by written notice to Tenant, upon ten (10) days’ written notice and opportunity to cure.  Upon such termination Tenant shall immediately surrender possession of the Demised Premises to Landlord, and Landlord shall immediately become entitled to receive from Tenant an amount equal to the difference between the aggregate of all Fixed Rent and Additional Rent reserved under this Lease for the balance of the Lease Term, and the fair rental value of the Demised Premises for that period, determined as of the date of such termination.

(b)                                 Reletting.  Upon terminating this Lease, Landlord may re-enter and repossess the Demised Premises, or any part thereof, and lease them to any other person upon such terms as Landlord shall deem reasonable, for a term within or beyond the term of this Lease; provided, that Tenant shall remain liable for all sums specified in this Section 17.

(c)                                  Removal of Contents by Landlord.  After giving thirty (30) days’ written notice to Tenant, Landlord may remove all property from the Demised Premises, and store such property in a public warehouse or elsewhere at the cost of and for the account of Tenant, without service of notice or resort to legal process (all of which Tenant expressly waives) and without being deemed guilty of trespass or becoming liable for any loss or damage which may be occasioned thereby.  Landlord shall have a lien for the payment of all sums agreed to be paid by Tenant herein upon all Tenant’s property, which lien is to be in addition to Landlord’s lien now or hereafter provided by law.

(d)                                 Right of Distress and Lien.  In addition to all other rights and remedies of Landlord, if an Event of Default shall occur, Landlord shall, to the extent permitted by law, have a right of distress for rent and lien on all of Tenant’s fixtures, merchandise and equipment in the Demised Premises, as security for rent and all other charges payable hereunder.

17.2                           Injunction.  In the event of breach or threatened breach by Tenant of any provision of this Lease, Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity in addition to other remedies provided for herein.

17.3                           Waiver of Redemption.  Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future law in the event this Lease is terminated, or in the event of Landlord obtaining possession of the Demised Premises, or Tenant is evicted or dispossessed for any cause, by reason of violation by Tenant of any of the provisions of this Lease.

17.4                           Not Exclusive Right.  No right or remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy herein or by law provided, but each shall be cumulative and in addition to every other right or remedy given herein or now or hereafter existing at law or in equity by statute.

17.5                           Expenses.  In the event that Landlord commences suit for the repossession of the Demised Premises, for the recovery or rent or any other amount due under the provisions of this Lease, or because of the material breach of any other covenant herein contained on the part of Tenant to be kept or performed, and a breach shall be established, Tenant shall pay to Landlord all reasonable expenses incurred in connection therewith, including reasonable attorneys’ fees.

18.                                 LANDLORD’S RIGHT TO CURE TENANT’S DEFAULT.  If Tenant defaults in the making of any payment or in the doing of any act herein required to be made or done by Tenant, after any notice and cure period provided for in this Lease, then Landlord may, but shall not be required to, make such payment or do such act, and charge the amount of Landlord’s expense to Tenant, with interest accruing and payable thereon at the Default Rate as of the date of the expenditure by Landlord or as of the date of payment thereof by Tenant, whichever is higher, from the date paid or incurred by Landlord to the date of payment hereof by Tenant; provided, however, that nothing herein contained shall be construed or implemented in such a manner as to allow Landlord to charge or receive interest in excess of the maximum legal rate then allowed by law.  Such payment and interest shall constitute Additional Rent hereunder due and payable with the next monthly installment of Fixed Rent; but the making of such payment or the taking of such action by Landlord

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shall not operate to cure such default by Tenant or to estop Landlord from the pursuit of any remedy to which Landlord would otherwise be entitled.

19.                                 ESTOPPEL CERTIFICATE.  Tenant shall immediately prior to occupancy execute Tenant Estoppel Certificate as provided for herein and attached hereto as Exhibit “G”, and from time to time, at the request of Landlord, upon ten (10) business days notice, execute and deliver to Landlord a statement provided by Landlord to Tenant, it being intended that any such statement delivered pursuant hereto may be relied upon by others with whom Landlord may be dealing.  Failure to execute said Estoppel Certificate shall constitute a default under this lease.

20.                                 HOLDING OVER.  If Tenant retains possession of the Demised Premises or any part thereof after the termination of this Lease or expiration of the Lease Term or otherwise in the absence of any written agreement between Landlord and Tenant concerning any such continuance of the term, Tenant shall pay Landlord (1) as liquidated damages for such holding over alone, an amount, calculated on a per diem basis for each day of such unlawful retention, equal to the greater of (a) one hundred twenty-five percent (125%) of the Annual Fixed Rent, or (b) the established market rental for the Demised Premises, for the time Tenant thus remains in possession, plus, in each case, all Additional Rent and other sums payable hereunder, and (ii) all other reasonable damages, costs, and expenses sustained by Landlord by reason of Tenant’s holding over.  Without limiting any rights and remedies of Landlord resulting by reason of the wrongful holding over by Tenant, or creating any right in Tenant to continue in possession of the Demised Premises, all Tenant’s obligations with respect to the use, occupancy and maintenance of the Demised Premises shall continue during such period of unlawful retention.

21.                                 SURRENDER OF DEMISED PREMISES.  Tenant shall, at the end of the Lease Term, or any extension thereof, promptly surrender the Demised Premises in good order and condition and in conformity with the applicable provisions of this Lease, excepting only reasonable wear and tear.

22.                                 SUBORDINATION AND ATTORNMENT.  This Lease and the estate, interest and rights hereby created are subordinate to any mortgage now or hereafter placed upon the Building or the Land or any estate or interest therein, including, without limitation, any mortgage on any leasehold estate, and to all renewals, modifications, consolidations, replacements and extensions of the same as well as any substitutions therefor, as provided for on the attached Exhibit “F”.  Tenant agrees that in the event any person, firm, corporation or other entity acquires the right to possession of the Building or the Land, including any mortgagee or holder of any estate or interest having priority over this Lease, Tenant shall, if requested by such person, firm, corporation or other entity, attorn to and become the tenant of such person, firm, corporation or other entity, upon the same terms and conditions as are set forth herein for the balance of the Lease Term.  Notwithstanding the foregoing, any mortgagee may, at any time, subordinate its mortgage to this Lease, without Tenant’s consent, by notice in writing to Tenant, and thereupon this Lease shall be deemed prior to such mortgage without regard to their respective dates of execution and delivery, and in that event, such mortgagee shall have the same rights with respect to this Lease as though it had been executed prior to the execution and delivery of the mortgage.  Tenant, if requested by Landlord, shall execute any such instruments in recordable form as may be reasonably required by Landlord in order to confirm or effect the subordination or priority of this Lease, as the case may be, and the attornment of Tenant to future landlords in accordance with the terms of this Article.  Landlord shall furnish to Tenant a non-disturbance agreement from the holder of such mortgage providing that so long as Tenant is not in default of this Lease Tenant’s occupancy shall not be disturbed and the obligations of Landlord will continue to be performed.

23.                                 BROKERS.  Each party represents and warrants to the other that it, he, she or they have not made any agreement or taken any action which may cause anyone to become entitled to a commission as a result of the transactions contemplated by this Lease, and each will indemnify and defend the other from any all claims, actual or threatened, for compensation by any such third person by reason of such party’s breach of its, his, her or their representation or warranty contained in this Article 23.

24.                                 NOTICES.  All notices or other communications hereunder shall be in writing and shall be deemed to have been given (i) if hand delivered or sent by an express mail or delivery service or by courier, then if and when delivered to the respective parties at the below addresses (or at such other address as a party may hereafter designate for itself by notice to the other party as required hereby), or (ii) if mailed, then on the next business day following the date on which such communication is deposited in the United States mails, by first class registered or certified mail, return receipt requested, postage prepaid, and addressed to the respective parties at the below addresses (or at such other address as a party may hereafter designate for itself

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by notice to the other party as required hereby).  All notices and communications to Tenant may also be given by leaving the same at the Demised Premises during business hours.

24.1	If to Landlord:	Beaver Dam Limited Liability Company
10706 Beaver Dam Road
Cockeysville, Maryland 21030

24.2	If to Tenant:	Sinclair Broadcast Group, Inc.
10706 Beaver Dam Road
Cockeysville, MD 21030
Attn: General Counsel

25.                                 MISCELLANEOUS.

25.1                           Successors and Assigns.  The obligations of this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that Landlord and each successive owner of the Building and/or the Land shall be liable only for obligations accruing during the period of its ownership or interest in the Building, and from and after the transfer by Landlord or such successive owner of its ownership or other interest in the Building, Tenant shall look solely to the successors in title for the performance of Landlord’s obligations hereunder arising thereafter.

25.2                           Waivers.  No delay or forbearance by Landlord in exercising any right or remedy hereunder or in undertaking or performing any act matter which is not expressly required to be undertaken by Landlord shall be construed, respectively, to be a waiver of Landlord’s rights or to represent any agreement by Landlord to undertake or perform such act or matter thereafter.

25.3                           Waiver of Trial by Jury.  Tenant hereby consents to the exclusive jurisdiction of the courts of the state where the Demised Premises are located and in any and all actions or proceedings arising hereunder or pursuant hereto.  Landlord and Tenant agree to waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant’s use of or occupancy of the Demised Premises and/or any claim of injury or damage and any emergency or any other statutory remedy.

25.4                           Time of the Essence.  All times, wherever specified herein for the performance by Landlord or Tenant of their respective obligations hereunder, are of the essence of this Lease.

25.5                           Severability.  Each covenant and agreement in this Lease shall for all purposes be construed to be a separate and independent covenant or agreement.  If any provision in this Lease or the application thereof shall to any extent be invalid, illegal or otherwise unenforceable, the remainder of this Lease, and the application of such provision other than as invalid, illegal or unenforceable, shall not be affected thereby; and such provisions in this Lease shall be valid and enforceable to the fullest extent permitted by law.

25.6                           Amendment and Modification.  This Lease, including all Exhibits hereto, each of which is incorporated in this Lease, contains the entire agreement between the parties hereto, and shall not be amended, modified or supplemented unless by agreement in writing signed by both Landlord and Tenant.

25.7                           Headings and Terms.  The title and headings and table of contents of this Lease are for convenience of reference only and shall not in any way be utilized to construe or interpret the agreement of the parties as otherwise set forth herein.  The term “Landlord” and term “Tenant” as used herein shall mean, where appropriate, all persons acting by or on behalf of the respective parties, except as to any required approval, consents or amendments, modifications or supplements hereunder when such terms shall only mean the parties originally named on the first page of this Lease as Landlord and Tenant, respectively, and their agents so authorized in writing.

25.8                           Governing Law.  This Lease shall be governed by and construed in accordance with the laws of the State of Maryland.

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IN WITNESS WHEREOF, the parties hereto have caused this Lease to be executed on the day and year first above written.

LANDLORD:
BEAVER DAM LIMITED LIABILITY COMPANY

Witness:

/s/ Hyris Feldman	By:	/s/ J. Duncan Smith
	Name:	J. Duncan Smith
	Title:	Member

TENANT:
SINCLAIR BROADCAST GROUP, INC.
Witness:
/s/ Leiloni Reynolds	By:	/s/ David B. Amy
	Name:	David B. Amy
	Title:	CFO

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EXHIBIT “B”
SPECIAL STIPULATIONS

1.                                       Landlord shall furnish electricity to the Demised Premises for normal office use on business days from 8:00 a.m. to 6:00 p.m. (excluding holidays).  Tenant shall pay for any electricity consumed at the Demised Premises during any other times.

2.                                       The normal working hours for the security guard at the building are from 8:45 a.m. to 5:15 p.m. on business days (excluding holidays).  If Tenant requests the services of the security guard at other times, Landlord will provide one, if available, and Tenant will pay for the guard’s services.

3.                                       The parking lot for the Building shall remain lighted until 11:00 p.m. on a daily basis.

Please Initial:

/s/ J.D.S.	/s/ D.A.
Landlord	Tenant

EXHIBIT “C”

PROVISIONS REGARDING ADDITIONAL RENT AND
ADJUSTMENTS TO FIX RENT

1.                                       Definitions.

A.                                   “Essential Capital Improvements” shall mean (a) a labor saving device, energy saving device or other installation, improvement or replacement which is intended to reduce Operating Expenses, whether or not voluntary or required by governmental mandate, or (b) an installation or improvement required by reason of any law, ordinance or regulation which did not exist on the date of the execution of this Lease, or (c) an installation or improvement intended to improve the safety of tenants in the Building generally, whether or not voluntary or required by governmental mandate.

B.                                     “Operating Expense Allowance” shall mean the Tenant’s Proportionate Share of the amount of Operating Expenses for the calendar year 2002.

C.                                     “Operating Expenses” shall mean all of Landlord’s operating costs and expenses of whatever kind or nature paid or incurred in the operation and maintenance of the Building and the Land, all computed on the accrual basis and in accordance with the terms of this Lease, including, but not limited to, the following:

1.                                       Gas, electricity, steam, fuel, water, sewer and other utility charges (including surcharge’s) of whatever nature (excluding use of utilities by other tenants such as may be submetered or separately metered pursuant to their leases);

2.                                       Insurance premiums and the amounts of any deductibles paid by Landlord;

3.                                       Building personnel costs, including, but not limited to, salaries, wages, fringe benefits, taxes, insurance and other direct and indirect costs;

4.                                       Costs of service and maintenance contracts including, but not limited to, cleaning and security services;

5.                                       All other maintenance  and repair expenses  (excluding repairs  and general maintenance paid by proceeds of insurance or by Tenant or other third parties, and alterations solely attributable to tenants of the Building other than Tenant) and the cost of materials and supplies;

6.                                       Any other costs and expenses (i.e. items which are not capital improvements) incurred by Landlord in operating the Building, including ground rent, if any;

7.                                       The cost of any additional services not provided to the Building on the Commencement Date but thereafter provided by Landlord in the prudent management of the Building;

8.                                       The annual amortization of any Essential of Capital Improvement which is made by Landlord after completion of initial construction of the Building, based on the useful life of the improvement plus interest at the Prime Rate on the date of the expenditure on the underappreciated portion thereof;

9.                                       Landlord’s central office accounting costs and overhead applicable to the Building;

10.                                 Accounting fees for preparing the Operating Expense statement;

11.                                 Management fees payable to the managing agent; and

12.                                 Taxes, allocated on a per diem basis if the tax year is different than the Operating Year.

Please Initial:
/s/ J.D.S.	/s/ D.A.
Landlord	Tenant

C-1

Operating Expenses shall not include:

1.                                       Special cleaning or other services, not offered to all tenants of the Building;

2.                                       Any charge for depreciation, interest or rents (except, if applicable) (ground rents) paid or incurred by Landlord; or

3.                                       Leasing commissions.

If Landlord is not furnishing any particular work or service (the cost of which, if performed by Landlord, would constitute and Operating Expense) to a tenant who has undertaken to perform such work or service in lieu of performance by Landlord, Operating Expenses shall nevertheless be deemed to include the amount Landlord would reasonably have incurred if Landlord has in fact performed the work or service at its expense.

Not withstanding the foregoing, Operating Expenses shall not include interest and amortization, depreciation, ground rents, expenses for work performed for other tenants in Building, expenses for repairs or other work occasioned by fire or other insurable casualty (to the extent covered by insurance), expenses for leasing or processing new tenants, leasing commissions, advertising expenses), legal expenses incurred in enforcing the terms of any tenant leases, salaries for any employees of Landlord above those attributable the management, operation and maintenance of the Building, incurred by Landlord in connection with the operation and maintenance of the Building.

D.                                    “Operating Year” shall mean each calendar year or such other period of twelve (12) months as hereafter may be adopted by Landlord as its fiscal year, occurring during the Lease Term.

E.                                      “Taxes” shall mean all taxes, assessments and governmental charges, whether Federal, state, county or municipal, and whether general or special, ordinary or extraordinary, foreseen or unforeseen, imposed upon the Building or the Land or their operation, whether or not directly paid by Landlord.  Taxes shall not include income taxes, excess profit taxes, franchise taxes, or other taxes imposed or measured on or by the income of Landlord from the operation of the Building or the Land; provided, however, that if, due to a future change in the method of taxation or assessment, any income, profit, franchise or other tax, however designated, shall be imposed in substitution, in whole or in part, for (or in lieu of) any tax, assessment or charge which would otherwise be included within the definition of Taxes, such other tax shall be deemed to be included with Taxes as defined herein to the extent of such substitution.  There shall be added to Taxes the expenses of any contests (administrative or otherwise) of Taxes incurred during the Operating Year.  Tenant shall pay to the appropriate governmental authority any use and occupancy tax.  In the event that Landlord is required by law to collect such tax, Tenant shall pay such use and occupancy tax to Landlord as Additional Rent upon demand and Landlord shall remit any amounts so paid to Landlord to the appropriate governmental authority.

F.                                      “Tenants’s Proportionate Share” shall mean a fraction, the numerator of which shall be the rentable square feet of Demised Premises, and the denominator of which is seventy four thousand two hundred (74,200) net rentable square feet which is the aggregate net rentable square feet in the Building.

2.                                       Additional Rent for Operating Expenses.

2.1                                 Commencing on January 1, 2003, Tenant shall pay during the Lease Term as Additional Rent, the amount by which Tenants’ Proportionate Share of Operating Expenses exceeds the Operating Expense Allowance.

2.2                                 As soon as available in each Operating Year during the Lease Term, Landlord shall provide Tenant with a written statement setting forth the Operating Expense Allowance and a projection of Tenant’s Proportionate Share of Operating Expenses for such year commencing on the first day of the first month following receipt of such statement and continuing until receipt by Tenant of Landlord’s statement of the next projected Tenant’s Proportionate Share of Operating Expenses, Tenant shall pay to Landlord with each monthly installment of Fixed Rent an amount equal to one-twelfth (l/12th) of the excess of such projected Tenant’s Proportionate Share of Operating Expenses over the Operating Expense Allowance.  Concurrently with the first payment required hereinabove, Tenant shall pay to Landlord an amount equal to the excess of such projected Tenant’s Proportionate Share of Operating Expenses over the Operating Expense Allowance multiplied by a fraction, the numerator of which is the number of calendar months of the Operating Year in question which have elapsed prior to the due date of such first payment and the denominator of which is twelve (12), less any payments made by Tenant during said period on account of such excess Operating Expenses.

C-2

2.3                                 Landlord shall, as soon as possible after the close each such Operating Year, provide Tenant with a statement of the actual operating expenses for such period.  Any underpayment by Tenant during such Operating Year due to the fact that projected Operating Expenses were less than actual Operating Expenses shall be paid to Landlord within 30 days after Tenant’s receipt of a statement for such deficiency.  Any overpayment by Tenant due to the fact that projected Operating Expenses were greater than actual Operating Expenses for such year shall be credited to the next Additional Rent payable by Tenant under this Exhibit C.  If the Operating Expenses are less than the Operating Expense Allowance, a credit or check will not be issued.

3.                                       Adjustment for Vacancies.  In determining Operating Expenses for any Operating Year, if the Building was less than fully occupied during such entire year, or was not in operation during such entire year, then Operating Expenses shall be adjusted by Landlord to reflect the amount that such expenses would normally be expected to have been, in the reasonable opinion of Landlord, had the Building been fully occupied and operational throughout such year, except that in no event shall such adjustment result in an amount less than the actual Operating Expenses.  Any such annualization shall be explained in Landlord’s statement under Section 2.3 hereof.

4.                                       Pro-Rations.  Should this Lease commence or terminate at any time other than the first day of an Operating Year, the Additional Rent payable by Tenant on account of Operating Expenses shall be first calculated on the basis of the entire Operating Year and then pro-rated on the basis of the number of days of occupancy.

5.                                       Audit.  Tenant shall have the right at all reasonable times within thirty (30) days after Landlord has provided Tenant with a statement of the actual Operating Expenses, and at its sole expense, to audit Landlord’s books and records relating to this Lease for that Operating Year.

6.                                       Minimums.  Notwithstanding anything contained herein to the contrary, in no event shall Tenant’s Proportionate Share of Operating Expenses for any calendar year be less than the Operating Expense Allowance.

7.                                       Personal Property Taxes.  Tenant will be responsible for ad valorem taxes on its personal property and on the value of the leasehold improvements in the Demised Premises to the extent that the same exceed Building Standard allowances (and if the taxing authorities do not separately assess Tenant’s leasehold improvements, Landlord may make a reasonable allocation of impositions to such improvements).

8.                                       Survival.  If, upon expiration or termination of this Lease for any cause, the amount of any Additional Rent due hereunder has not yet been determined, an appropriate payment from Tenant to Landlord or refund from Landlord to Tenant, shall be made promptly after such determination.

C-3

EXHIBIT “D”
RULES AND REGULATIONS

1.                                       The sidewalks, lobbies, passages, elevators and stairways shall not be obstructed or used by Tenant for any purpose other than ingress and egress from and to Tenant’s offices.  Landlord shall in all cases retain the right to control or prevent access thereto of all persons whose presence, in the judgement of Landlord, shall be prejudicial to the safety, peace, character or reputation of the building or of any of the tenants.

2.                                       The toilet rooms, water closets, sinks, faucets, plumbing or other service apparatus of any kind shall not be used by Tenant for any purposes other than those for which they were designed and installed.  No sweeping, rubbish, rags, ashes, chemicals or other refuse or injurious substances (which shall include medical waste) shall be placed therein or used in connection therewith by Tenant or left by Tenant in the lobbies, passages, elevators or stairways.

3.                                       Nothing shall be placed by Tenant on the outside of the building or on its window sills or projections.  Skylights, windows, doors and transoms shall not be covered or obstructed by Tenant, and no window shades, blinds, curtains, screens, storm windows, awnings or other materials shall be installed or placed on any of the windows or in any of the window spaces, except as approved in writing by Landlord.

4.                                       No sign, lettering, insignia, advertisement, or notices shall be inscribed, painted, installed or placed on any window or in any window spaces or any other part of the outside or inside of the building, unless first approved in writing by Landlord.  Names shall be placed on suite entrance doors for Tenant by Landlord and not otherwise, and at Tenant’s expense.  In all instances the lettering is to be of design and form approved by Landlord.

5.                                       Tenant shall not place additional locks upon any doors and shall surrender all keys for all locks at the end of the tenancy.

6.                                       Tenant shall not do or commit, or suffer, or permit to be done or committed, any act or thing whereby, or in consequence whereof, the rights of other tenants will be obstructed or interfered with, or other tenants will in any other way be injured or annoyed.  Tenant shall not use nor keep, nor permit to be used or kept in the building any matter having an offensive odor, nor any kerosene, gasoline, benzine, fuel, or other explosive or highly flammable material.  No birds, fish or animals shall be brought into or kept in or about the premises.

7.                                       In order that the premises may be kept in good state of preservation and cleanliness, Tenant shall, during the continuance of its possession, permit personnel and contractors approved by Landlord, and no one else, to clean the premises.  Landlord shall be in no way responsible to Tenant for the removal, disposal or cleaning of any medical equipment or waste or for any damage done to furniture or other effects of Tenant or others by any of Tenant’s employees, or any persons, or for any loss of Tenant’s employees, or for any loss of property of any kind in or from the premises, however occurring.  Tenant shall see each day that the windows are closed, the lights turned out, and doors securely locked before leaving the premises.

8.                                       If Tenant desires to introduce signaling, telegraphic, telephonic, protective alarm or other wires, apparatus or devices, Landlord shall direct when and how the same are to be placed, and except as so directed, no installation, boring or cutting shall be permitted.  Landlord shall have the right to prevent and to cut off the transmission of excessive or dangerous current of electricity or annoyances into or through the building or premises and to require the changing of wiring connections or layout at Tenant’s expense, to the extent that Landlord may deem necessary, and further to require compliance with such reasonable rules as Lessor may establish relating thereto, and in the event of non-compliance with the requirements or rules, Landlord shall have the right immediately to cut wiring or to do what it considers necessary to remove the danger, annoyance or electrical interference with apparatus in any part of the building.  All wires installed by Tenant must be clearly tagged at the distributing boards and junction boxes, and elsewhere as required by Landlord, with the number of the office to which said wires lead, and for the purpose for which the wires respectively are used, together with the name of the concern, if any, operating same.

9.                                       No furniture, packages, equipment, supplies or merchandise of Tenant will be received in the building, or carried up or down in the elevators or stairways, except during such hours as shall be designated by Landlord, and Landlord in all cases shall also have the exclusive right to prescribe the method and manner in which the same shall be brought in or taken out of the building. Tenant shall in all cases have the right to exclude heavy furniture, safes, and other articles from the building which may be hazardous or to require them

Please Initial:
/s/ J.D.S.	/s/ D.A.
Landlord	Tenant

D-1

to be located at designated places in the premises.  The cost of repairing any damage to the building caused by taking in or out furniture, safes or any articles or any damage caused while the same be in the premises, shall be paid by Tenant.

10.                                 Without Landlord’s written consent, nothing shall be fastened to, nor shall holes be drilled or nails or screws driven into walls of partitions; nor shall walls or partitions be painted, papered, or otherwise covered or moved in any way, or marked or broken; nor shall any connection be made to electric wires for running fans or motors or other apparatus, devices or equipment; nor shall machinery of any kind other than customary small business machines be allowed on the premises; nor shall Tenant use any other method of heating, air conditioning or air cooling than that provided by Landlord.  Telephones, switchboards and telephone wiring and equipment shall be placed only where designated by Landlord.  No mechanics, other than those employed by Landlord, shall be allowed to work in or about the building without the written consent of Landlord first have been obtained.

11.                                 Access may be had by Tenant to the premises at any time, Access may be refused at Landlord’s election, unless the person seeking it is known to the watchman in charge, or has a pass issued by Landlord, or is properly identified to the watchman’s satisfaction.  Landlord shall in no case be responsible for the admission or exclusion of any person.  In case of invasion, hostile attack, insurrection, mob violence, riot, bomb threats, explosion fire or any casualty, Landlord reserves the right to bar or limit access to the building for the safety of occupants or protection of property.

12.                                 Landlord reserves the right to rescind, suspend or modify any rules or regulations, and to make such other rules or regulations as, in Landlord’s judgement, may from time to time be needed for the safety, care, maintenance, operation and cleanliness of the building, or for the preservation of good order therein.  Tenant agrees to comply with new or modified regulations of any Federal, State or Municipal authority having appropriate jurisdiction or any regulatory agencies as they may affect the premises or building.  Notice of any action by Landlord referred to in this paragraph, when given to Tenant, shall have the same force and effect as if originally made a part of the foregoing lease.  But new rules and regulations will not, however, be unreasonably inconsistent with the proper and rightful enjoyment of the premises by Tenant under this lease.

13.                                 The use of rooms as sleeping quarters is prohibited at all times.

D-2

EXHIBIT “E”
SUBORDINATION, ATTORNMENT AND NON-DISTURBANCE AGREEMENT

THIS AGREEMENT, made as of the               day of                        , 200  , by and between                                           , a                                        corporation, having an office at                                                 (the “Lender”), and                                      , a                                          corporation having an office at                                        (the “Tenant”).

WITNESSETH:

WHEREAS, the Lender has made a loan (together with any present or future amendments or increases thereto, the “Loan”) to                            (“Landlord”) evidenced by a Promissory Note of Landlord (together with any present or future amendments or increases thereto, the “Note”) secured by a mortgage from the Landlord, as amended, increased, renewed, modified, consolidated, replaced, or extended being hereinafter referred to as the “Mortgage”, covering all of the Landlord’s right, title and interest in the land, buildings, improvements and other items of property described therein, located in Baltimore County, Maryland and more particularly described in Exhibit “A” annexed hereto and made a part hereof (said land, buildings, improvements, and such other property being hereinafter collectively referred to as the “Mortgaged Premises”) and further secured by an Assignment of Rents and Other Interest (together with any present or future amendments or increases thereto, the “Assignment Rents”), both recorded in the Office of the Recorder of Deeds of Baltimore County, Maryland:

WHEREAS, the Landlord and the Tenant entered into a lease dated as of                     , 200  , (said lease, as the same may be amended, renewed, modified, consolidated, replaced or extended being hereinafter referred to as the “Lease”), covering a portion of the Mortgaged Premises (the “Leased Premises”).

WHEREAS, the Assignment of Rents assigned to Lender all of Landlord’s right, title, interest in and to the Lease and any other present or future lease of all or any part of the Mortgaged Premises;

WHEREAS, the Lender, as a condition to making the loan secured by Mortgage, has required that the Lease be and continue to be subordinate in every respect to the Mortgage; and

WHEREAS, the parties hereto desire to effect the subordination of the lease to the Mortgage and to provide for the non-disturbance of the Tenant by the Lender;

NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, Tenant and Lender, intending to be legally bound hereby, covenant and agree as follows:

1.                                       The Lease (and all provisions thereof, including any purchase option) shall at all times be subject and subordinate to the provisions of this Agreement in each and every respect to the Mortgage (and all provisions thereof) subject, nevertheless, to the provisions of this Agreement.  The foregoing provision shall be self-operative; however, the Tenant, upon request, shall execute and deliver any certificate which the Landlord or the Lender may request to confirm said subordination by the Tenant.

2.                                       The Tenant certifies that (a) the Lease is presently in full force and effect and unmodified, except as noted in this Agreement, and constitutes the sole agreement between Landlord and Tenant relating to Tenant’s occupancy of the Leased Premises, (b) to the best of its knowledge, no event has occurred which constitutes a default under the Lease by the Landlord or which, with the giving of notice, the passage of time or both, would constitute a default by the Landlord under the Lease; (c) to the best of its knowledge, as of the date hereof Tenant has no charge, lien or claim of offset under the Lease and Landlord does not owe any sums to Tenant under the Lease or any other agreement.  The full minimum monthly rental of $                        is payable                       , and Tenant has been given no rent concessions or free rent other than as specifically set forth in the Lease.  The Landlord shall be a third party beneficiary of the certifications as set forth in this paragraph.

3.                                       The Lease and rentals thereunder have been assigned to Lender as security for repayment of the Loan.  Lender, as such assignee, hereby directs Tenant to pay to Landlord all rentals and other moneys due and to become due to Landlord under the Lease until receipt of further direction from Lender.  Upon receipt by Tenant of subsequent direction from Lender, Tenant shall pay to Lender, or in accordance with such

Please Initial:
/s/ J.D.S.	/s/ D.A.
Landlord	Tenant

subsequent directions of Lender, all such rentals and other sums due under the Lease, or amounts equal thereto.  Tenant shall have no responsibility or ascertain whether such direction by Lender is permitted under the Mortgage or such Assignment of Rents and Other Interests.  Landlord, by its execution of consent form attached hereto, consents to the foregoing.

4.                                       Tenant acknowledges that without the prior written consent of the Lender, or except as permitted by the terms of the lease that no modification of the Lease so as to materially reduce the rents and other charges payable thereunder, or shorten or extend or renew the term thereof or adversely affect the rights or increase the obligations of the Landlord thereunder, or prepay rents or other charges under the Lease for more than on month in advance.  In the event of any default on the part of the Landlord under the Lease, Tenant will give written notice thereof to the Lender, or its successor or assigns whose name and address previously shall have been furnished to the Tenant in writing.  Any right or remedy of Tenant resulting from or dependent upon such notice shall take effect only after notice is go given to the Lender.  Performance by the Lender of any of the Landlord’s obligations under the Lease in accordance with the terms of the Lease shall satisfy provisions of the Lease requiring performance by the Landlord, and the Lender, exercising reasonably due diligence, shall have the reasonable additional period of time under the circumstances to complete such performance.

5.                                       If the interest of the Landlord under the Lease Premises shall be transferred by reason of a foreclosure action or other proceedings for enforcement of the Mortgage or pursuant to a transfer in lieu of foreclosure, the Tenant shall be bound to and shall attorn to the person acquiring the interests of the Landlord as a result of any such action or proceeding and such person’s successors and assigns (any of the foregoing being hereafter referred to as the “Successors”) upon the Successor succeeding to the interest of the Landlord in and to the Lease Premises.  Said attornment shall be effective and self-operative without the execution of any further instruments.  The Tenant, upon request, shall execute and deliver any certificate or other instrument necessary or appropriate which the Lender or the Successor may request to effect or confirm said attornment by the Tenant.

6.                                       If the interest of the Landlord under the Lease shall be transferred by reason of foreclosure or other proceedings for enforcement of the Mortgage or pursuant to a transfer in lieu of foreclosure then, except as provided in this Agreement, the Successor shall be bound to the Tenant under all of the terms, covenants, and conditions of the Lease for the balance of the term thereof remaining, with the same force and effect as if the Successor were the Landlord (but subject to Paragraph 7 below).

7.                                       The Successor shall not and shall not be deemed to (a) adopt or in any other manner be responsible or liable for any representations and warranties made by the Landlord in the Lease (b) be liable for any act, omission or default of Landlord or any prior Landlord and will not be subject to any offsets or defenses which the Tenant might have against Landlord or any prior Landlord, (c) be bound by any amendment or modification of the Lease or by any prepayment of rents or other charges under the Lease for more than one month unless such amendment, modification or prepayment was approved in writing by the Lender, (d) be liable to Tenant for any refund of any security deposit made by the Tenant pursuant to the Lease, except to the extent that the Successor has actually received that security deposit, or (e) be liable to Tenant in any event for any matter relating to the operation, maintenance, or condition of the Mortgaged Premises or Leased Premises prior to the date Successor acquires title to the Lease Premises.  Any rights of the Tenant to terminate or cancel the Lease by reason of the failure of Landlord or any prior Landlord under the Lease to perform any of its obligations under the Lease shall be suspended if and while the Successor is exercising reasonably diligent efforts under the circumstances to cause such obligations to be performed.  The obligations and liability of the Successor shall be limited to and enforceable only against the Successor’s estate and interest in the Leased Premises and not out of or against any other assets or properties of the Successor.

8.                                       Notwithstanding anything in the Lease to the contrary, if the interest of the Landlord under the Lease shall be transferred to the Successor, then (a) the Successor shall not be obligated to reconstruct the Leased Premises following a casualty or condemnation thereto.

9.                                       If Tenant is not in default hereunder or under the terms of the Lease, the Tenant will not be joined as a party defendant for the purpose of terminating the lease in any foreclosure action or proceeding which may be instituted or taken by the Lender, nor will the Tenant be evicted from the Leased Premises, nor will the Tenant’s leasehold estate under the Lease be terminated or disturbed, nor will any of the Tenant’s rights under the Lease be affected in any way by reason of any default under the Mortgage.

10.                                 This Agreement may not be modified except by an agreement in writing signed by the parties hereto or their respective successors in interest.  This Agreement shall inure to the benefit of and be binding upon the parties hereto, their respective heirs, representatives, successors and assigns.

11.                                 Upon a valid expiration or termination of the Lease for any reason, and provided the Lease shall not have been renewed or otherwise extended and Tenant shall have no right to possession of the Leased Premises, Tenant shall execute, acknowledge and deliver to the Landlord, the Lender, and the Successor, a certificate attesting to the expiration or termination of the Lease and waiving all rights to possession of the Leased Premises.

12.                                 All notices, demands or requests made pursuant to, under or by virtue of this Agreement must be in writing and mailed to the party to whom the notice, demand or request is being made by certified or registered mail, return receipt requested, at its address set forth above.  Any party may change the place that notices and demands are to be sent by written notice delivered in accordance with this Agreement.

13.                                 This Agreement is fully integrated and not in need of parol evidence in order to reflect the intentions of the parties hereto.  The parties hereto intend the literal words of this Agreement to govern the subject matter hereof and all prior negotiations, drafts and other extrinsic communications shall have no significance or evidentiary effect.  This Agreement shall be the whole and only agreement between the parties hereto with regard to the subordination of the Lease and the leasehold interest of Tenant thereunder to the lien or charge of the Mortgage in favor of Lender, and shall supersede and control any prior agreements as to such, or any subordination, including, but not limited to, those provisions, if any, contained in the Lease which provide for the subordination of the Lease and the leasehold interest of Tenant thereunder to a deed or deeds of trust or to a mortgage or mortgages to be thereafter executed.  In the event any one or more of the provisions of this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.  This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

14.                                 This Agreement shall continue in effect until all sums due by Landlord to Lender under the Note, the Mortgage and the Assignment of Rents have been paid in full.

15.                                 Tenant shall neither suffer nor itself manufacture, store, handle, transport, dispose of, spill, leak, dump any toxic or hazardous waste, medical waste or other waste products or substance (as they may be defined in any federal or state statue, rule or regulation pertaining to or governing such wastes, waste products or substances) on the Premises at any time during the term, or extended term, of the Lease, except in compliance with all applicable laws and regulations.

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the day and year first above written.

LENDER:

BY:

TENANT:

BY:

CONSENT

The undersigned consents to the foregoing.

LANDLORD: BEAVER DAM LIMITED/LIABILITY COMPANY

BY:	/s/ J. Duncan Smith
Name:	J. Duncan Smith
Title:	Member

EXHIBIT “F”
TENANT’S ESTOPPEL CERTIFICATE AND AGREEMENT

LANDLORD:

TENANT:

DATE OF LEASE:

PREMISES:

The undersigned (“Tenant”) hereby certifies to and agrees with                           , its successors and assigns (“                        ”) that:

1.                                       Tenant has accepted possession of the Premises pursuant to the Lease.  The Lease term commenced on                                      .  The termination date of the Lease term, excluding renewals and extensions is                               .

2.                                       Any improvements required by the terms of the Lease to be made by Landlord have been completed to the satisfaction of Tenant in all respects, except for the “punchlist” items, if any, set forth on Schedule 1 attached hereto.  Landlord has (as of the date hereof) fulfilled all of its duties under the Lease (except as otherwise set forth on Schedule 1).  No sums are due by Landlord to Tenant under the Lease or any other agreement between Landlord and Tenant.

3.                                       The Lease has not been assigned, modified, supplemented or amended in any way.  The Lease constitutes the entire agreement between the parties and there are no other agreements between Landlord and Tenant concerning the Premises.

4.                                       The Lease is valid and in full force and effect, and to the best of Tenant’s knowledge, neither Landlord nor Tenant is in default thereunder.  Tenant has no defense, setoff or counterclaim against Landlord arising out of the Lease or in any way relating thereto, or arising out of any other transaction between Tenant and Landlord, and no event has occurred and no condition exists, which with the giving of notice or the passage of time, or both, will constitute a default under the Lease.

5.                                       The monthly rent presently payable under the Lease is $                        per month payable in advance.  All rent and other sums due under the Lease are current and have been paid through                      , 200  .  No rent or other sum payable under the Lease has been paid more than one month in advance.

6.                                       All notices and other communications from Tenant to                      shall be in writing and shall be delivered or mailed by registered mail, postage paid, return receipt requested, addressed to                      at:

or at such other address as                           , a successor, purchaser, or transferee shall furnish to Tenant in writing.

7.                                       This certificate may not be modified, except by an agreement in writing signed by the parties hereto (or their respective successors and assigns) and                             .  This Estoppel Certificate shall be binding on the undersigned, it successors and assigns (including future tenants under the Lease) and shall insure to the benefit of                , it successors and assigns.

TENANT:

Attest/Witness:

BY:

DATE: , 200

F-1

RENT SCHEDULE
RIDER #1

Lease Year	Exp. Date	Monthly	Annually
1	04/30/03	14,316.50	171,798.00
2	04/30/04	14,746.00	176,951.94
3	04/30/05	15,188.37	182,260.50
4	04/30/06	15,644.03	187,728.31
5	04/30/07	16,113.35	193,360.16
6	04/30/08	16,596.75	199,160.97
7	04/30/09	17,094.65	205,135.80
8	04/30/10	17,607.49	211,289.87

AGREEMENT OF LEASE

THIS AGREEMENT OF LEASE (“Lease”) is made this 25 day of May, 2000 by and between BEAVER DAM LIMITED LIABILITY COMPANY, a Maryland limited liability company, (“Landlord”) and SINCLAIR BROADCAST GROUP (“Tenant”).

Intending to be legally bound, Landlord and Tenant agree as set forth below.

1.                                       DEMISED PREMISES. Landlord, for the term and subject to the provisions and conditions hereof, leases to Tenant, and Tenant rents from Landlord, the space (the “Demised Premises”) containing 3,757 rentable square feet, as shown on Exhibit “A” attached hereto and made part of hereof, in the building erected on certain land (the “Land”) located at 10706 Beaver Dam Road, Cockeysville, Maryland 21030, together with rights of ingress and egress thereto, and with the right in common with others to use, to the extent applicable, the elevators and common passageways, stairways, vestibules, and to pass over and park on that portion of land owned by Landlord and designated by the Landlord for Tenant’s parking.  The Building contains 90,000 rentable square feet.

2.                                       LEASE TERM. The lease term (the “Lease Term”) shall commence on the commencement date (the “Commencement Date”) which shall be May 1, 2000, and shall continue until April 30, 2010 and thereafter unless extended or sooner terminated as provided herein.

3.                                       FIXED RENT. Fixed rent (the “Fixed Rent”) is payable by Tenant beginning on the Commencement Date in monthly installations each equal to (See Rent Schedule - Rider#l), representing one- twelfth (1/12) of the annual Fixed Rent (the “Annual Fixed Rent”) equal to (See Rent Schedule - Rider#l), without prior notice or demand, and without any setoff or deduction whatsoever, in advance, on the first day of each month at such place as Landlord may direct. Annual Fixed Rent shall include the Operating Expense Allowance as set forth in Section I(1) of Exhibit “C” hereto. Annual Fixed Rent shall be subject to adjustment as provided in Section II of Exhibit “C” hereto. In addition, if the Lease Term commences on a day other than the first day of a calendar month, Tenant shall pay to Landlord, on or before the Commencement Date of the Lease Term, a pro rata portion of the monthly installment of rent (Including Fixed Rent and any Additional Rent as herein provided), such pro rata portion to be based on the actual number of calendar days remaining in such partial month after the Commencement Date of the Lease Term. If the Lease Term shall expire on other than the last day of a calendar month, such monthly installment of Fixed Rent and Additional Rent shall be prorated for each calendar day of such partial month. If any portion of Fixed Rent, Additional Rent, or any other sum payable to Landlord hereunder shall be due and unpaid for more than five (5) days, the balance due shall be subject to and include a 10 percent penalty. In addition, if any portion of Fixed Rent, Additional Rent or any other sum payable to Landlord hereunder shall be due and unpaid for more than five (5) days after written notice of non-payment by Landlord to Tenant (which written notice shall not be required more than two times in any period of twelve (12) consecutive months), it shall thereafter bear interest at a rate equal to three percent (3%) per annum greater than the highest prime rate of interest announced from time to time by NationsBank (or its successor) (the “Default Rate”), as the same may change from time to time, from the due date until the date of payment thereof by Tenant, provided, however, that nothing herein contained shall be construed or implemented in such a manner as to allow Landlord to charge or receive interest in excess of the maximum legal rate then allowed by law.

4.                                       ADDITIONAL RENT. Tenant shall pay as additional rent (“Additional Rent”) its proportionate share of all operating expenses in the amounts and in the manner set forth in Exhibit “C” hereto and all other sums due hereunder.

5.                                      SECURITY DEPOSIT. Tenant has deposited with Landlord the sum of Six Thousand eight Hundred Eighteen and 95/100 ($6,818.95) as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this Lease. It is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this Lease, including, but not limited to, the payment of rent and additional rent, Landlord may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant’s default in respect of any of the terms, covenants and conditions of this Lease, including but not limited to any damages or deficiency in the reletting of the leased premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Landlord. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Lease, the security shall be returned

Please Initial:
/s/ F.S.	/s/ D.A.
Landlord	Tenant

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fixed as the end of the Lease and after delivery of entire possession of the leased premises to Landlord. In the event of a sale of the land and building of which the leased premises form a part, hereinafter referred to as the Building, or leasing of the building, Landlord shall have the right to either transfer the security to the Tenant and Landlord shall thereupon be released by Tenant from all liability for the return of such security or transfer the security to the new Landlord in which case Tenant agrees to look to the new Landlord solely for the return of said security. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Landlord nor its successors or assigns shall be bound by and such assignment, encumbrance, attempted assignment or attempted encumbrance.

In the event of any bankruptcy or other insolvency proceeding against Tenant, it is agreed that all such security deposit held hereunder shall be deemed to be applied by Landlord to rent, sales tax and other charges due to Landlord for the last month of the lease term and each preceding month until such security deposit is fully applied.

6.                                       USE OF DEMISED PREMISES. Tenant covenants and agrees to use and occupy the Demised Premises for general office purposes and other uses incidental to and associated with Class A office buildings and only in conformity with the law. Tenant shall not use or permit any use of the Demised Premises which creates any safety or environmental hazard, or which would: (i) be dangerous to the Demised Premises, the Building or other tenants, or (ii) be disturbing to other tenants of the Building, or (iii) cause any increase in the premium cost for any insurance which Landlord may then have in effect with respect the Building generally.

7.                                       IMPROVEMENTS TO PREMISES.

7.1.                              By Landlord.

7.1.1.                     The Tenant shall cause detailed working drawings to be fully prepared at its expense by a designer of its choice, who shall consult with the Landlord in preparing the same, and shall deliver such working drawings to Landlord, on or before May 1, 2000. Such working drawings must be in sufficient detail to allow Landlord to (a) calculate the cost of constructing all of Tenant’s improvements, and (b) obtain a building and any other necessary permits for the construction of Tenant’s improvements. Within five (5) days after Landlord provides Tenant with the calculations of the costs of constructing Tenant’s improvements, Tenant shall approve the working drawings and the costs of construction. Any costs or expenses incurred by Landlord because of changes to the working drawings made by Tenant after final approval of the costs, shall be paid to the Landlord by the Tenant. If (a)(i) the Tenant defaults in furnishing such working drawings to the Landlord by the time set forth above, (ii) the Tenant fails to give final approval to the working drawings and the costs by the time set forth above, (iii) the Tenant requests any changes to the working drawings after the Tenant has approved the costs of construction, or (iv) the Tenant has requirements in its working drawings that cause unreasonable delays in commencing or completing Tenant’s improvements, (b) as a result thereof, the Landlord is delayed in commencing and/or completing such improvements beyond the dates on which, but for such delay, the Landlord would in its reasonable judgment have commenced or completed them, and (c) such completion occurs after the date which would have been the Commencement Date, then (without altering or impairing the Landlord’s rights under the provisions of this Lease on account of such default, and without altering or impairing any other of Landlord’s rights, including, without limitation, such rights set forth in Section 5.1.2) the Commencement Date shall be the date which would have been the Commencement Date for purposes of the provisions of this Lease, had such delay not occurred.

7.1.2.                     Allocation of costs. The cost of such improvements shall be allocated between the Landlord and the Tenant in the following manner:

(a)                                  Except as is otherwise provided herein, the Landlord shall bear the expense of (i) providing and installing as part of such improvements those materials and other items of improvements, of such manufacture, design, capacity, finish and color, which are described in a schedule attached hereto as Exhibit B (hereinafter referred to as “the Standard Improvement Items”), (ii) to such maximum extent or in such maximum quantity (hereinafter referred to as “the Standard Allowance”) as is specified therein. If the improvements to be made to the Premises pursuant to the provisions of this subparagraph utilize less or fewer than the Standard Allowance of any Standard Improvement Item, the Tenant shall receive no credit against the Rent or otherwise on account thereof.

(b)                                 The Landlord shall submit the working drawings, as provided by the Tenant, to the Landlord’s general contractor for the Building promptly upon their approval by the Landlord and the Tenant, for such contractor’s calculation of the price which it will charge for constructing such improvements. The Landlord shall notify the Tenant in writing of such price as calculated by such contractor (and shall in such

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notice allocate such price between (i) those of such improvements which are included in the Standard Allowance of Standard Improvement Items, and (ii) the remainder of such improvements), and the Tenant shall, at the Landlord’s option, be deemed to have approved such price and allocation for all purposes of the provisions of this Lease unless the Tenant gives the Landlord written notice to the contrary within five (5) days thereafter. All improvements shall be done by Landlord’s general contractor.

(c)                                  If the improvements to be made to the Premises pursuant to the provisions of this subsection require materials or other items other than the Standard Improvement Items, and/or Standard Improvement Items in excess of the Standard Allowance, and the cost of constructing such improvements shall, if and to the extent that it exceeds the cost which would have been incurred if such improvements consisted only of the Standard Allowance of Standard Improvement Items, be borne by the Tenant. The Tenant shall pay the amount of such excess to the Landlord in two (2) equal installments, the first of which shall be due when such price and allocation are approved by the Tenant, as aforesaid, and the second of which shall be due at the Commencement Date.

7.1.3.                     The Landlord shall use its reasonable efforts to complete such improvements promptly, but shall have no liability to the Tenant hereunder if prevented from doing so by reason of any (a) strike, lock-out or other labor troubles, (b) governmental restrictions or limitations, (c) failure or shortage of electrical power, gas, water, fuel oil, or other utility or service, (d) riot, war, insurrection or other national or local emergency, (e) accident, flood, fire or other casualty, (f) adverse weather condition, (g) other act of God, (h) inability to obtain a building permit or a certificate of occupancy, or (i) other cause similar or dissimilar to any of the foregoing and beyond the Landlord’s reasonable control. In such event, (a) the Commencement Date shall (subject to the operation and effect of the provisions of paragraph 5.1.1) be postponed for a period equaling the length of such delay, (b) the Termination Date shall be determined pursuant to the provisions of subsection 1.1 by reference to the Commencement Date as so postponed, and (c) the Tenant shall accept possession of the Premises within ten (10) days after such completion.

7.2.                              Acceptance of possession. Except for (a) latent defects or incomplete work which would not reasonably have been revealed by an inspection of the Premises made for the purpose of discovering the same when the Landlord delivers possession of the Premises to the Tenant, and (b) any other item of incomplete work set forth on a “punch list” prepared by the Tenant and approved in writing by the Landlord before such delivery of possession, by its assumption of possession of the Premises the Tenant shall for all purposes of the provisions of this Lease be deemed to have accepted them and to have acknowledged them to be in the condition called for hereunder.

8.                                      ALTERATIONS OR IMPROVEMENTS BY TENANT.

8.1                                 During the Lease Term, Tenant shall not make any alterations, additions, improvements, redecorating or other changes to the Demised Premises without the prior written approval (such approval not to be unreasonable withheld or delayed) of Landlord and then only in accordance with plans and specifications previously approved in writing by Landlord and subject to such conditions as Landlord may require, including, without limitations, that Tenant be required to pay for any increased cost to Landlord occasioned thereby or attributed thereto. Prior to the termination of this Lease and without additional notice to Tenant by Landlord, Tenant shall either: (i) remove any such alterations or additions and repair any damage to the Building or the Demised Premises occasioned by their installation or removal and restore the Demised Premises to substantially the same condition as existed prior to the time when any such alterations or additions were made, or (ii) reimburse Landlord for the cost of removing such alterations or additions and the restoration of the Demised Premises.  Landlord shall determine any such cost as called for in clause (ii) above prior to the termination of this Lease and Tenant shall reimburse Landlord within thirty (30) days of receipt of such notice.

8.2                                 After the time of initial occupancy of the Demised Premises by Tenant, Tenant shall have the right to construct and alter the Demised premises, subject to paragraph 8.1, provided, however, that such construction does not include any alterations affecting the exterior or structural components of the Building, or any material alterations to the systems of the Building, including, but not limited to HVAC, electric or plumbing. Any Tenant construction shall be performed by Tenant’s contractors and shall be solely Tenant’s responsibility. All of Tenant’s construction shall be at Tenant’s expense.

8.3                                 Prior to commencement of construction:

(a)                                  Landlord shall approve in writing (such approval not to be unreasonably withheld or delayed) the plans and specifications for any alterations to the Demised Premises, such approval by Landlord shall not be deemed to be an approval by Landlord of any work performed pursuant thereto or approval or

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acceptance by Landlord of any material furnished with respect thereto or a representation by Landlord as to the fitness of such work or materials, and shall not give rise to any liability or responsibility of Landlord.

(b)                                 Landlord shall approve in writing (such approval not to be unreasonably withheld or delayed) each contractor and subcontractor (which shall each be of sound financial status and good reputation in the community and a duly licensed and qualified professional in the state and, to the extent necessary, township in which the Building is located) to perform such alterations.

(c)                                  Tenant shall deliver to Landlord a certificate evidencing each contractor’s liability, completed operations and worker’s compensation insurance and naming Landlord as an additional insured, which insurance shall be with a carrier, in amounts and otherwise on terms satisfactory to Landlord.

(d)                                 Each contractor shall execute and Tenant shall cause to be filed with the appropriate governmental agency in a timely manner such waivers and releases of liens and other documents necessary to insure against imposition of any mechanics’ and material suppliers’ liens for labor furnished and material supplied in connection with the alterations and improvements. Tenant shall deliver copies of such waivers and releases of liens to Landlord together with evidence of the timely filing thereof.

8.4                                 Tenant covenants and agrees:

(a)                                  To secure and pay for all necessary building and other permits and fees in connection with the alterations and improvements.

(b)                                 All construction shall be done in compliance with all applicable laws and ordinances and in a good and workerlike manner in accordance with the approved plans and specifications.

(c)                                  To obtain and deliver to Landlord a Certificate of Occupancy (or its equivalent) issued by the appropriate governmental authority upon completion of the construction of the Demised Premises.

(d)                                 To abide by any collective bargaining agreements or other union contracts applicable to Tenant, the Building or Landlord.

(e)                                  All materials, supplies and workers shall enter the Demised Premises and all work shall be performed at times and by means satisfactory to Landlord.

8.5                                 Tenant and any approved contractor, subcontractor or material supplier may, after notice to Landlord, enter the Demised Premises during reasonable times after the execution hereof for the purpose of constructing the improvements as aforesaid and inspecting and measuring the Demised Premises, provided that such entry does not, in Landlord’s reasonable judgment, interfere with the operations of the Building or with Landlord’s work therein, or that of any other tenants in the Building. Tenant shall be responsible of any and all damage or injury caused by such contractors, subcontractors, material suppliers and Tenant in the course of constructing the improvements, and Tenant’s obligation to indemnify, defend and hold Landlord harmless set forth in Article 14 shall, include without limitation all work done by Tenant pursuant to this paragraph 7 and shall commence on the date of execution hereof.

8.6                                 Landlord and its agents or other representatives shall be permitted to enter the Demised Premises to examine and inspect the construction of the alterations and improvements, provided, that no such inspection or examination shall constitute an approval or warranty or give rise to any liability of Landlord with respect to any thereof.

9.                                       COVENANTS OF LANDLORD. Landlord will supply for normal office use during normal business hours (excluding holidays), heat and air conditioning (except that, in the event that such utilities are separately metered and are paid for by Tenant, Landlord shall supply only the equipment for such utilities), elevator service (where applicable), janitorial and cleaning services, electricity, and hot and cold water, all in amounts consistent with services provided in similar buildings in the community, provided that: (i) Landlord shall not be liable for failure to supply or interruption of any such service by reason of any cause beyond Landlord’s reasonable control (ii) if Tenant’s use of electricity in Landlord’s judgement exceeds a normal office use level (which includes only customary office lighting levels and operation of desktop portable office equipment), Landlord may, at Tenant’s expense, install meters to measure the electricity consumed on the Demised Premises and bill Tenant for any cost thereof above normal office use levels; (iii) if Tenant requires janitorial and cleaning services beyond those provided by Landlord, Tenant shall arrange for such additional services through Landlord, and Tenant shall pay Landlord upon receipt of billing therefor; and (iv) if Tenant requires installation a separate or supplementary heating, cooling, ventilating and/or air conditioning system Tenant shall pay all costs in connection with the furnishing, installation and operation thereof. Landlord shall

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be responsible, at its sole cost and expense, for structural repairs and capital improvements (unless otherwise provided for herein) to the Building, unless such repairs are necessitated by damage caused by the negligence or misconduct of Tenant or Tenant’s officers, directors, employees, invitees or agents.

10.                                 COVENANTS OF TENANT. Tenant will (at Tenant’s sole cost and expense):

10.1                           Keep the Demised Premises in good order and repair, reasonable wear and tear expected;

10.2                           Surrender the Demised Premises at the end of this Lease in the same condition in which Tenant has agreed to keep it during the Lease Term;

10.3                           Not place, erect, maintain or display any sign or other marking of any kind whatsoever on the windows, doors or exterior walls of the Demised Premises and not use or place any curtains, blinds, drapes or coverings over any exterior windows or upon the window surfaces which are visible from the outside of the Building; except the Tenant shall be permitted to install its standard signage and logo on Tenant’s entrance door with the approval of Landlord (which approval shall not be unreasonably withheld or delayed), and Tenant shall be listed on the directories on the elevator lobby of Tenant’s floor, the Building lobby and Building exterior in the same manner as other tenants in the Building;

10.4                           Be financially responsible for the maintenance of all plumbing and other fixtures in the Demised Premises, whether installed by Landlord or by Tenant and for repairs and replacements to the Demised Premises and the Building made necessary by reason of damage thereto caused by Tenant or its agents, servants, invitees or employees. In the event Tenant shall fail to perform such maintenance or make such repairs within sixty (60) days of the date such work becomes necessary, Landlord may, but shall not be required to, perform such work and charge the amount of the expense therefor, with interest accruing and payable thereon, all in accordance with Article 18 below;

10.5                           Comply with all laws, enactments and regulations of any governmental authority relating or applicable to Tenant’s occupancy of the Demised Premises and any covenants, easements and restrictions governing the Land or Building, and indemnify, defend and hold Landlord harmless from all consequences from its failure to do so;

10.6                           Promptly notify Landlord of any damage to or defects in the Demised Premises, any notices of violation received by Tenant and of any injuries to persons or property which occur therein or claims relating thereto;

10.7                           Subject to Article 7, pay for any alterations, improvements or additions to the Demised Premises and any light bulbs, tubes and non-standard Building items installed by or for Tenant, and allow no lien to attach to the Building with respect to any of the foregoing;

10.8                           Without the prior written consent of Landlord, not place within the Demised Premises or bring into the Building (i) any machinery, equipment or other personalty other than customary office furnishings and small machinery, or any machinery or (ii) other personalty having a weight in excess of the design capacity of the Building;

10.9                           Not use the Demised Premises for the generation, manufacture, refining, transportation, treatment, storage or disposal of any hazardous substance or waste or for any purpose which poses a substantial risk of damage to the environment; in this regard Tenant represents that it does not have a Standard Industrial Classification number as designated in the Standard Industrial Classifications Manual prepared by the Office of Management and Budget in the Executive Office of the President of the United States that is any of 22-39 inclusive, 46-49 inclusive, 51 or 76 and will not engage in any activity which would subject Tenant to the provisions of the Federal Comprehensive Environmental Response, Liability and Clean-Up Act (42 U.S.C. Section 9601 et seg.), the Federal Water Pollution Control (33 U.S.C.A. Section 1151 et seg.), the Clean Water Act of 1977 (33 U.S.C.A. Section 1251 et seg.), or any other federal, state or local environmental law, regulation or ordinance;

10.10                     Comply with all rules and regulations which may hereafter be promulgated by Landlord and with all reasonable changes and additions thereto upon notice by Landlord to Tenant (such rules and regulations, together with all changes and additions thereto, are part of this Lease); Landlord shall notify Tenant in writing at least fifteen (15) days prior to the promulgation of such rules and regulations or changes thereto. Landlord agrees to enforce such rules and regulations against all tenants in the Building in a non- discriminating fashion and to take reasonable action to cause a cessation of any violation of all rules that interfere with Tenant’s use and quiet enjoyment of the Premises;

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10.11                     Comply with all reasonable recommendations of Landlord’s or Tenant’s insurance carriers relating to layout, use storage of materials and maintenance of the Demised Premises.

11.                                 ASSIGNMENT AND SUBLETTING. Tenant shall not assign, pledge, mortgage or otherwise transfer or encumber this Lease, nor sublet all or any part of the Demised Premises or permit the same to be occupied or used by anyone other than Tenant or its employees without Landlord’s prior written consent (such consent not to be unreasonable withheld or delayed). Notwithstanding the foregoing, Tenant shall have the right to assign this Lease or sublet the Demised Premises or any part thereof, without the consent of Landlord, to any parent, subsidiary or affiliate of Tenant. Any consent by Landlord hereunder (or assignment where such consent is not required) shall not constitute a waiver of strict future compliance by Tenant of the provisions of this Article 11 or a release of Tenant from the full performance by Tenant with any of the terms, covenants, provisions or conditions in this Lease. For purposes of this Article 11, any transfer or change in control of Tenant (or any subtenant, assignee or occupant) by operation of law or otherwise, shall be deemed an assignment hereunder, including, without limitation, any merger, consolidation, dissolution or any change in the controlling equity interests of Tenant or any subtenant, assignee, or occupant (in a single transaction or a series of related transaction). Any assignment or subletting in contravention of the provisions of this Article 11 shall be void.

12.                                 EMINENT DOMAIN.  If the whole or more than fifty percent (50%) of the Demised Premises (or use or occupancy of the Demised Premises) shall be taken or condemned by an governmental or quasi-governmental authority for any public or quasi-public use or purpose (including sale under threat of such a taking), or if the owner elects to convey title to the condemnor by a deed in lieu of condemnation, or if all or any portion of the Land or Building are so taken, condemned or conveyed and as a result thereof, in Landlord’s judgement, the Demised Premises cannot be used for Tenant’s permitted use as set forth herein, then this Lease shall cease and terminate as of the date when title vests in such governmental or quasi-governmental authority and the Fixed Rent and Additional Rent shall be abated on the date when such title vests in such governmental or quasi-governmental authority.  If less than fifty percent (50%) of the Demised Premises is taken or condemned by any governmental or quasi-governmental authority for any public or quasi-public use or purpose (including sale under threat of such a taking), the Fixed Rent and Tenant’s proportionate share shall be equitably adjusted )on the basis of the number of square feet before and after such event) on the date when title vests in such governmental or quasi-governmental authority and the Lease shall otherwise continue in full force and effect. In any case, Tenant shall have no claim against Landlord for any portion of the amount that may be awarded as damages as a result of any governmental or quasi-governmental taking or condemnation (or sale under threat or such taking or condemnation); and all rights of Tenant to damages therefor are hereby assigned by Tenant to Landlord. The foregoing shall not, however, deprive Tenant of any separate award for moving expenses, dislocation damages or for any other award which would not reduce the award payable to Landlord.

13.                                 CASUALTY DAMAGE.

13.1                           In the event of damage to or destruction of the Demised Premises caused by fire or other casualty, or any such damage or destruction to the Building or the facilities necessary to provide services and normal access to the Demised Premises in accordance herewith, Landlord, after receipt of written notice thereof from Tenant, shall undertake to make repairs and restorations with reasonable diligence as hereinafter provided, unless this Lease has been terminated by Landlord or Tenant as hereinafter provided or unless any mortgagee which is entitled to receive casualty insurance proceeds fails to make available to Landlord a sufficient amount of such proceeds to cover the cost of such repairs and restoration. If (i) the damage is of such nature or extent that, in Landlord’s sole judgement, more than one hundred and twenty (120) days would be required (with normal work crews and hours) to repair and restore the part of the Demised Premises or Building which has been damaged, or (ii) the Demised Premises or Building is so damaged that, in Landlord’s sole judgement, it is uneconomical to restore or repair the Demised Premises or the Building, as the case may be, or (iii) less than two (2) years then remain on the current Lease Term, Landlord shall so advise Tenant promptly, and either party, in the case described in clause (i) above, or Landlord, in the cases described in clauses (ii) or (iii) above, within thirty (30) days after any such damage or destruction shall have the right to terminate this Lease by written notice to the other, as of the date specified in such notice, which termination date shall be no later than thirty (30) days after the date of such notice.

13.2                           In the event of fire or other casualty damage, provided this Lease is not terminated pursuant to the terms of this Article 13 and is otherwise in full force and effect, and sufficient casualty insurance proceeds are available for application to such restoration or repair, Landlord shall proceed diligently to restore the Demised Premises to substantially its condition prior to the occurrence of the damage. Landlord shall not be obligated to repair or restore any alterations, additions, fixtures or equipment which Tenant may have installed (whether or not Tenant has the right or the obligation to remove the same or is required to leave

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the same on the Demised Premises as of the expiration or earlier termination of this Lease) unless Tenant, in a manner satisfactory to Landlord, assures payment in full of all costs as may be incurred by Landlord in connection therewith.

13.3                           Landlord shall not insure any improvements or alterations to the Demised Premises in excess of Building standard tenant improvements, or any fixtures, equipment or other property of Tenant. Tenant shall, at its sole expense, insure the value of its leasehold improvements, fixtures, equipment and personal property located in or on the Demised Premises, for the purpose of providing funds to Landlord to repair and restore the Demised Premises to substantially its condition prior to occurrences of the casualty occurrence. If there are any such alterations, fixtures or additions and Tenant does not assure or agree to assure payment of the cost of restoration or repair as aforesaid, Landlord shall have the right to restore the Demised Premises to substantially the same condition as existed prior to the damage, excepting such alterations, additions or fixtures.

13.4                           The validity and effect of this Lease shall not be impaired in any way by the failure of Landlord to complete repairs and restoration of the Demised Premises or of the Building within one hundred and twenty (120) days after commencement of the work, even if Landlord had in good faith notified Tenant that the repair and restoration could be completed within such period, provided that Landlord proceeds diligently with such repair and restoration. In the case of damage to the Demised Premises which is of a nature or extent that Tenant’s continued occupancy is in the reasonable judgement of Landlord and Tenant substantially impaired, then the Annual Fixed Rent and Tenant’s Proportionate Share otherwise payable by Tenant hereunder shall be equitably abated or adjusted for the duration of such impairment. Tenant shall be responsible to repair all of Tenant’s leasehold improvements and all equipment, fixtures and personal property located in or on the Demised Premises subject to Article 8. and to such other conditions as Landlord may require.

14.                                 INSURANCE AND INDEMNIFICATION OF LANDLORD; WAIVER OF SUBROGATION.

14.1                           Tenant covenants and agrees to exonerate, indemnify, defend, protect and save Landlord, its representatives and Landlord’s managing agent, if any, harmless from and against any and all claims, demands, expenses, losses, suits and damages as may be occasioned by reason of (i) any accident or matter occurring on or about the Demised Premises, causing injury to persons or damage to property (including, without limitation, the Demised Premises), unless such accident or other matter resulted solely from the negligence or otherwise tortious act of Landlord or Landlord’s agents or employees, (ii) the failure of Tenant fully and faithfully to perform the obligations and observe the conditions of this Lease, and (iii) the negligence or otherwise tortious act of Tenant or anyone in or about the Building on behalf of or at the invitation or right of Tenant. Tenant shall maintain in full force and effect, at its own expense, comprehensive general liability insurance (including a contractual liability and fire legal liability insurance endorsement) naming as an additional insured Landlord and Landlord’s managing agents, if any, against claims for bodily injury, death or property damage in amounts not less than $1,000,000 (or such higher limits as may be determined by Landlord from time to time) and business interruption insurance in an amount equal to Tenant’s gross income for twelve (12) months. All policies shall be issued by companies having a Best’s financial rating of A or better and a size class rating of XII (12) or larger or otherwise acceptable to Landlord.  At or prior to the Commencement Date, Tenant shall deposit the policy or policies of such insurance, or certificates thereof, with Landlord and shall deposit with Landlord renewals thereof at least fifteen (15) days prior to each expiration.  Said policy or policies of insurance or certificates thereof shall have attached thereto an endorsement that such policy shall not be canceled without at least thirty (30) prior written notice to Landlord and Landlord’s managing agent, if any, that no act or omission of Tenant shall invalidate the interest of Landlord under said insurance and expressly waiving all rights of subrogation as set forth below. At Landlord’s request, Tenant shall provide Landlord with a letter from an authorized representative of its. insurance carrier stating that Tenant’s current and effective insurance coverage complies with the requirements contained herein.

14.2                           Landlord and Tenant hereby release the other from any and all liability or responsibility to the other or anyone claiming through or under them by way of subrogation or otherwise for any loss or damage to property covered by insurance then in force, even if any such fire or other casualty occurrence shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible. This release shall be applicable and in full force and effect, however, only to the extent of and with respect to any loss or damage occurring during such time as the policy or policies of insurance covering said loss shall contain a clause or endorsements to the effect that this release shall not adversely affect or impair said insurance or prejudice the right of the insured to recover thereunder. To the extent available, Landlord and tenant further agree to provide such endorsements for said insurance policies agreeing to the waiver of subrogation as required herein.

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15.                                 INSPECTION; ACCESS; CHANGES IN BUILDING FACILITIES.

15.1                           Landlord and its agents or other representatives shall be permitted to enter the Demised Premises at reasonable times (i) to examine, inspect and protect the Demised Premises and the Building and (ii) during the last six (6) months of the original or any renewal term, to show it to prospective tenants and to affix to any suitable part of the exterior of the Building in which the Demised Premises is located a notice for letting the Demised Premises or the Building or (at any time during the original or any renewal term) selling the Building.

15.2                           Landlord shall have access to and use of all areas in the Demised Premises (including exterior Building walls, core corridor walls and doors and any core corridor entrances), any roofs adjacent to the Demised Premises, and any space in or adjacent to the Demised Premises used for shafts, stacks, pipes, conduits, fan rooms, ducts, electric or other utilities, sinks or other Building facilities, as well as access to and through the Demised Premises for the purpose of operation, maintenance, decoration and repair, provided, however, that except in emergencies such access shall not be exercised so as to interfere unreasonable with Tenant’s use of the Demised Premises. Tenant shall permit Landlord to install, use and maintain pipes, ducts and conduits within the demising walls, bearing columns and ceilings of the Demised Premises, provided that the installation work is performed at such times and by such methods as will not materially interfere with Tenant’s use of the Demised Premises, materially reduce the floor area thereof or materially and adversely affect Tenant’s layout, and further provided that Landlord performs all work with due diligence and care so as to not damage Tenant’s property or the Demised Premises. Landlord and Tenant shall cooperate with each other in the location of Landlord’s and Tenant’s facilities requiring such access.

15.3                           Landlord reserves the right at any time, without incurring any liability to Tenant therefor, to make such changes in or to the Building and the fixtures and equipment thereof, as well as in or to the street entrances, halls, foyers, passages, elevators, if any, and stairways thereof, as it may deem necessary or desirable; provided that there shall be no change that materially detracts from the character or quality of the Building.

16.                               DEFAULT.  Any other provisions in this Lease notwithstanding, it shall be an event of default (“Event of Default”) under this Lease if: (i) Tenant fails to pay any installment of Fixed Rent, Additional Rent or other sum payable by Tenant hereunder when due and such failure continues for a period of five (5) days after written notice of such non-payment be Landlord to Tenant (which written notice shall not be required more than two times in any period of twelve (12) consecutive months), or (ii) Tenant fails to observe or perform any other covenant or agreement of Tenant herein contained and such failure continues after written notice given by or on behalf of Landlord to Tenant for more than thirty (30) days, or (iii) Tenant uses or occupies the Demised Premises other than as permitted hereunder, or (iv) Tenant assigns or sublets, or purports to assign or sublet, the Demised Premises or any part thereof other than in the manner and upon the conditions set forth herein, or (v) Tenant abandons or vacates the Demised Premises or, without Landlord’s prior written consent, Tenant removes or attempts to remove or manifests an intention to remove any or all of Tenant’s property from the Demised Premises other than in the ordinary and usual course of business, or (vi) Tenant (which, for purposes of this clause, includes any guarantor hereunder) files a petition commencing a voluntary case, or has filed against it a petition commencing an involuntary case, under the Federal Bankruptcy Code (Title 11 of the Unites States Code), as now or hereafter in effect, or under any similar law, or files or has filed against it a petition or answer in bankruptcy or for reorganization or for an arrangement pursuant to any state bankruptcy law or any similar state law, and, in the case of any such involuntary action, such action shall not be dismissed, discharged or denied within sixty (60) days after the filing thereof, or Tenant consents or acquiesces in the filing thereof, or (vii) if Tenant is a banking organization, Tenant files an application for protection, voluntary liquidation or dissolution applicable to banking organization, or (viii) a custodian, receiver, trustee or liquidator of Tenant or of all or substantially all of Tenant’s property or of the Demised Premises shall be appointed in any proceedings brought by or against Tenant and, in the latter case, such entity shall not be discharged within sixty (60) days after such appointment or Tenant consents to or acquiesces in such appointment, or (ix) Tenant shall generally not pay Tenant’s debts as such debts become due, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, or (x) any of the foregoing occurs as to any guarantor or surety of Tenant’s performance under this Lease, or such guarantor or surety defaults on any provision under its guaranty or suretyship agreement. The notice and grace period provisions in clauses (i) and (ii) above shall have no application to the Events of Default referred to in clauses (iii) through (ix) above or, to the extent applicable (x).

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17.                                 LANDLORD’S REMEDIES.

17.1                           In the event of any Event of Default, Landlord at any time thereafter may at its option exercise any one or more of the following remedies:

(a)                                  Termination of Leases. Landlord may terminate this Lease, by written notice to Tenant, without any right by Tenant to reinstate its rights by payment of rent due or other performance of the terms and conditions hereof. Upon such termination Tenant shall immediately surrender possession of the Demised Premises to Landlord, and Landlord shall immediately become entitled to receive from Tenant an amount equal to the difference between the aggregate of all Fixed Rent and Additional Rent reserved under this Lease for the balance of the Lease Term, and the fair rental value of the Demised Premises for that period, determined as of the date of such termination.

(b)                                 Reletting. With or without terminating this Lease, as Landlord may elect, Landlord may re-enter and repossess the Demised Premises, or any part thereof, and lease them to any other person upon such terms as Landlord shall deem reasonable, for a term within or beyond the term of this Lease; provided, that any such reletting prior to termination shall be for the account of Tenant, and Tenant shall remain liable for (i) all Annual Fixed Rent, Additional Rent and other sums which would be payable under this Lease by Tenant in the absence of such expiration, termination or repossession, less (ii) the net proceeds, if any, of any reletting effected for the account of Tenant after deducting from such proceeds all of Landlord’s expenses, attorneys’ fees and expenses, employees’ expenses, reasonable alteration costs, expenses of preparation for such reletting and all costs and expenses, direct or indirect, incurred as a result of Tenant’s breach of the Lease. Landlord shall have no obligation to relet the Demised Premises if Landlord, or any of its affiliates, shall have other comparable space available for rent. If the Demised Premises are at the time of default sublet or leased by Tenant to others, Landlord may, as Tenant’s agent, collect rents due from any subtenant or other tenant and apply such rents to the rent and other amounts due hereunder without in any way affecting Tenant’s obligation to Landlord hereunder. Such agency, being given for security, is hereby declared to be irrevocable.

(c)                                  Acceleration of Rent.  Landlord may declare Fixed Rent and all items of Additional Rent (the amount thereof to be based on historical amounts and Landlord’s estimates for future amounts) for the entire balance of the then current Lease Term immediately due and payable, together with all other charges, payments, costs, and expenses payable by Tenant as though such amounts were payable in advance on the date the Event of Default occurred.

(d)                                 Removal of Contents by Landlord.  With respect to any portion of the Demised Premises which is vacant or which is physically occupied by Tenant, Landlord may remove all persons and property therefrom, and store such property in a public warehouse or elsewhere at the cost of and for the account of Tenant, without service of notice or resort to legal process (all of which Tenant expressly waives) and without being deemed guilty of trespass or becoming liable for any loss or damage which may be occasioned thereby. Landlord shall have a lien for the payment of all sums agreed to be paid by Tenant herein upon all Tenant’s property, which lien is to be in addition to Landlord’s lien now or hereafter provided by law.

(e)                                  Right of Distress and Lien. In addition to all other rights and remedies of Landlord, if an Event of Default shall occur, Landlord shall, to the extent permitted by law, have a right of distress for rent and lien on all of Tenant’s fixtures, merchandise and equipment in the Demised Premises, as security for rent and all other charges payable hereunder.

(f)                                    Tenant hereby empowers any Prothonotary or attorney of any Court of Record to appear for Tenant in any and all actions which may be brought for rent and/or the charges, payments, costs, and expenses herein reserved as rent, or herein agreed to be paid by Tenant and/or to sign for Tenant an agreement for entering in any competent Court and action to confess judgment, or actions for the recovery of such rent or other charges or expenses in said suits or in said action or actions to confess judgment against Tenant for all or part of the rent specified in this Lease and then due and unpaid, and other charges, payments, costs, and expenses reserved as rent or agreed to be paid by Tenant and then due and unpaid; and for interest and costs and reasonable attorney’s fees. Such authority shall not be exhausted by one exercise thereof, but judgment may be confessed as aforesaid from time to time as often as any said rent and/or other charges reserved as rent or agreed to be paid by Tenant shall fall due or be in arrears.

(g)                                 Upon the expiration of the then current term of this lease of the earlier termination or surrender hereof as provided in this lease, it shall be lawful for any attorney to appear as attorney for Tenant as well as for all persons claiming by, through or under Tenant and to sign an agreement for entering in any competent Court an action to confess judgment in ejectment against Tenant and all persons claiming by, through or under Tenant and therein confess judgment for the recovery by Landlord of possession of the

9

premises, for which this lease (or a copy thereof) shall be its sufficient warrant, whereupon, if Landlord so desires, a writ of possession or the appropriate writ under the Rules of Civil Procedure then in effect may issue forthwith, without any prior writ or proceedings; provided, however, if for any reason after such action shall have commenced, the same shall be determined and possession of the premises remain in or be restored to Tenant, Landlord shall have the right for the same default and upon any subsequent default or defaults, or upon expiration of the term of this lease to bring one more further action to confess judgment or actions as hereinbefore set forth to recover possession of the premises and confess judgment for the recovery of possession of the premises as hereinbefore provided.

(h)                                 In any action to confess judgment in ejectment and/or for rent in arrears, Landlord shall first cause to be filed in such action an affidavit made by him or someone acting for him, setting forth the facts necessary to authorize the entry of judgment, and, if a true copy of this lease (and of the truth of the copy such affidavit shall be sufficient evidence) be filed in such action, it shall not be necessary to file in such action, it shall not be necessary to file the original as a warrant of attorney, and rule of Court, custom or practice to the contrary notwithstanding Tenant hereby releases to Landlord and to any and all attorneys who may appear for Tenant all errors in said proceedings and all liability therefor. If proceedings shall be commenced by Landlord to recover possession under the Acts of Assembly and Rules of Civil Procedure, either at the end of the term or earlier termination of this lease, or for non-payment of rent or any other reason, Tenant specifically waives the right to the three months’ notice and to the fifteen or thirty days’ notice required by the Landlord and Tenant Act of 1951, and agrees that five days’ notice shall be sufficient in either or any such case.

17.2                           Injunction. In the event of breach or threatened breach by Tenant of any provision of this Lease, Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity in addition to other remedies provided for herein.

17.3                           Waiver of Redemption. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future law in the event this Lease is terminated, or in the event of Landlord obtaining possession of the Demised Premises, or Tenant is evicted or dispossessed for any cause, by reason of violation by Tenant of any of the provisions of this Lease.

17.4                           Not Exclusive Right. No right or remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy herein or by law provided, but each shall be cumulative and in addition to every other right or remedy given herein or now or hereafter existing at law or in equity by statute.

17.5                           Expenses. In the event that Landlord commences suit for the repossession of the Demised Premises, for the recovery or rent or any other amount due under the provisions of this Lease, or because of the breach of any other covenant herein contained on the part of Tenant to be kept or performed, and a breach shall be established, Tenant shall pay to Landlord all expenses incurred in connection therewith, including reasonable attorneys’ fees.

18.                                 LANDLORD’S RIGHT TO CURE TENANT’S DEFAULT.  If Tenant defaults in the making of any payment or in the doing of any act herein required to be made or done by Tenant, then Landlord may, but shall not be required to, make such payment or do such act, and charge the amount of Landlord’s expense to Tenant, with interest accruing and payable thereon at the Default Rate as of the date of the expenditure by Landlord or as of the date of payment thereof by Tenant, whichever is higher, from the date paid or incurred by Landlord to the date of payment hereof by Tenant; provided, however, that nothing herein contained shall be construed or implemented in such a manner as to allow Landlord to charge or receive interest in excess of the maximum legal rate then allowed by law. Such payment and interest shall constitute Additional Rent hereunder due and payable with the next monthly installment of Fixed Rent; but the making of such payment or the taking of such action by Landlord shall not operate to cure such default by Tenant or to estop Landlord from the pursuit of any remedy to which Landlord would otherwise be entitled.

19.                                 ESTOPPEL CERTIFICATE.  Tenant shall immediately prior to occupancy execute Tenant Estoppel Certificate as provided for herein and attached hereto as Exhibit “G”, and from time to time, at the request of Landlord, upon ten (10) business days notice, execute and deliver to Landlord a statement provided by Landlord to Tenant, it being intended that any such statement delivered pursuant hereto may be relied upon by others with whom Landlord may be dealing. Failure to execute said Estoppel Certificate shall constitute a default under this lease.

20.                                 HOLDING OVER.  If Tenant retains possession of the Demised Premises or any part thereof after the termination of this Lease or expiration of the Lease Term or otherwise in the absence of any written

10

agreement between Landlord and Tenant concerning any such continuance of the term, Tenant shall pay Landlord (1) as liquidated damages for such holding over alone, an amount, calculated on a per diem basis for each day of such unlawful retention, equal to the greater of (a) twice the Annual Fixed Rent, or (b) the established market rental for the Demised Premises, for the time Tenant thus remains in possession, plus, in each case, all Additional Rent and other sums payable hereunder, and (ii) all other damages, costs and expenses sustained by Landlord by reason of Tenant’s holding over. Without limiting any rights and remedies of Landlord resulting by reason of the wrongful holding over by Tenant, or creating any right in Tenant to continue in possession of the Demised Premises, all Tenant’s obligations with respect to the use, occupancy and maintenance of the Demised Premises shall continue during such period of unlawful retention.

21.                                 RELOCATION OF TENANT.  Landlord, at its sole expense, on at least thirty (30) days prior written notice to Tenant, may require Tenant to move from the Premises to another suite of comparable size and decor in the Building or in the Business Park in order to permit Landlord to consolidate the Premises with other adjoining space or to be leased to another tenant in the Building. In the event of any such relocation, Landlord shall pay all the expenses of preparing and decorating the new premises so that they will be substantially similar to the Premises and shall also pay the expenses of moving Tenant’s furniture and equipment to the new premises.

22.                                 SURRENDER OF DEMISED PREMISES.  Tenant shall, at the end of the Lease Term, or any extension thereof, promptly surrender the Demised Premises in good order and condition and in conformity with the applicable provisions of this Lease, excepting only reasonable wear and tear.

23.                                 SUBORDINATION AND ATTORNMENT. This Lease and the estate, interest and rights hereby created are subordinate to any mortgage now or hereafter placed upon the Building or the Land or any estate or interest therein, including, without limitation, any mortgage on any leasehold estate, and to all renewals, modifications, consolidations, replacements and extensions of the same as well as any substitutions therefor, as provided for on the attached Exhibit “F”.  Tenant agrees that in the event any person, firm, corporation or other entity acquires the right to possession of the Building or the Land, including any mortgagee or holder of any estate or interest having priority over this Lease, Tenant shall, if requested by such person, firm, corporation or other entity, attorn to and become the tenant of such person, firm, corporation or other entity, upon the same terms and conditions as are set forth herein for the balance of the Lease Term. Notwithstanding the foregoing, any mortgagee may, at any time, subordinate its mortgage to this Lease, without Tenant’s consent, by notice in writing to Tenant, and thereupon this Lease shall be deemed prior to such mortgage without regard to their respective dates of execution and delivery, and in that event, such mortgagee shall have the same rights with respect to this Lease as though it had been executed prior to the execution and delivery of the mortgage. Tenant, if requested by Landlord, shall execute any such instruments in recordable form as may be reasonably required by Landlord in order to confirm or effect the subordination or priority of this Lease, as the case may be, and the attornment of Tenant to future landlords in accordance with the terms of this Article. Landlord shall furnish to Tenant a non-disturbance agreement from the holder of such mortgage providing that so long as Tenant is not in default of this Lease Tenant’s occupancy shall not be disturbed and the obligations of Landlord will continue to be performed.

24.                                 BROKERS. Each party represents and warrants to the other that it, he, she or they have not made any agreement or taken any action which may cause anyone to become entitled to a commission as a result of the transactions contemplated by this Lease, and each will indemnify and defend the other from any all claims, actual or threatened, for compensation by any such third person by reason of such party’s breach of its, his, her or their representation or warranty contained in the Article 23 except for KLNB, Inc.

25.                                 NOTICES.  All notices or other communications hereunder shall be in writing and shall be deemed to have been given (i) if hand delivered or sent by an express mail or delivery service or by courier, then if and when delivered to the respective parties at the below addresses (or at such other address as a party may hereafter designate for itself by notice to the other party as required hereby), or (ii) if mailed, then on the next business day following the date on which such communication is deposited in the United States mails, by first class registered or certified mail, return receipt requested, postage prepaid, and addressed to the respective parties at the below addresses (or at such other address as a party may hereafter designate for itself by notice to the other party as required hereby). All notices and communications to Tenant may also be given by leaving the same at the Demised Premises during business hours.

25.1                           If to Landlord:

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25.2                           If to Tenant:

26.                                 MISCELLANEOUS.

26.1                           Successors and Assigns. The obligations of this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that Landlord and each successive owner of the Building and/or the Land shall be liable only for obligations accruing during the period of its ownership or interest in the Building, and from and after the transfer by Landlord or such successive owner of its ownership or other interest in the Building, Tenant shall look solely to the successors in title for the performance of Landlord’s obligations hereunder arising thereafter.

26.2                           Waivers.  No delay or forbearance by Landlord in exercising any right or remedy hereunder or in undertaking or performing any act matter which is not expressly required to be undertaken by Landlord shall be construed, respectively, to be a waiver of Landlord’s rights or to represent any agreement by Landlord to undertake or perform such act or matter thereafter.

26.3                           Waiver of Trial by Jury. Tenant hereby consents to the exclusive jurisdiction of the courts of the state where the Demised Premises are located and in any and all actions or proceedings arising hereunder or pursuant hereto, and irrevocably agrees to service of process in accordance with Article 24 above. Landlord and Tenant agree to waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant’s use of or occupancy of the Demised Premises and/or any claim of injury or damage and any emergency or any other statutory remedy.

26.4                           Limitation of Landlord’s Liabilities. Tenant shall look solely to the Demised Premises and rents derived therefrom and Landlord’s insurance proceeds for enforcement of any obligation hereunder or by law assumed or enforceable against Landlord, and no other property or other assets of Landlord shall be subjected to levy, execution or other enforcement procedure for the satisfaction of Tenant’s remedies or with respect to this Lease, the relationship of Landlord and tenant hereunder or Tenant’s use and occupancy of the Demised Premises.

26.5                           Time of the Essence. All times, wherever specified herein for the performance by Landlord or Tenant of their respective obligations hereunder, are of the essence of this Lease.

26.6                           Severability. Each covenant and agreement in this Lease shall for all purposes be construed to be a separate and independent covenant or agreement.  If any provision in this Lease or the application thereof shall to any extent be invalid, illegal or otherwise unenforceable, the remainder of this Lease, and the application of such provision other than as invalid, illegal or unenforceable, shall not be affected thereby; and such provisions in this Lease shall be valid and enforceable to the fullest extent permitted by law.

26.7                           Amendment and Modification. This Lease, including all Exhibits hereto, each of which is incorporated in this Lease, contains the entire agreement between the parties hereto, and shall not be amended, modified or supplemented unless by agreement in writing signed by both Landlord and Tenant.

26.8                           Headings and Terms.  The title and headings and table of contents of this Lease are for convenience of reference only and shall not in any way be utilized to construe or interpret the agreement of the parties as otherwise set forth herein. The term “Landlord” and term “Tenant” as used herein shall mean, where appropriate, all persons acting by or on behalf of the respective parties, except as to any required approval, consents or amendments, modifications or supplements hereunder when such terms shall only mean the parties originally named on the first page of this Lease as Landlord and Tenant, respectively, and their agents so authorized in writing.

26.9                           Governing Law. This Lease shall be governed by and construed in accordance with the laws of the State of Maryland.

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IN WITNESS WHEREOF, the parties hereto have caused this Lease to be executed on the day and year first above written.

LANDLORD:
BEAVER DAM LLC

Witness:	By: Frederick Smith, General Partner

/s/ Hyris Feldman	By:	/s/ Frederick Smith

TENANT: Sinclair Broadcast Group, Inc.

Witness:	By:	/s/ David B. Amy

/s/ Vicky D. Evans	By:	David B. Amy
Name:
Executive Vice President
Title:

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RENT SCHEDULE
RIDER #1

Year	Monthly	Annually
1	6,818.96	81,827.46
2	7,159.90	85,918.83
3	7,517.90	90,214.77
4	7,893.79	94,725.51
5	8,288.48	99,461.79
6	8,702.91	104,434.88
7	9,138.05	109,656.62
8	9,594.95	115,139.45
9	10,074.70	120,896.43
10	10,578.44	126,941.25

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ADDENDA TO SBG/BEAVER DAM LLC LEASE

Section 2. Lease Term. Beaver Dam LLC will grant the option of leasing the 3,757 rentable square feet for $3,409.48(1/2 month’s rent) for either six months and/or until tenant occupancy(whichever shall occur first). After six months and/or tenant occupancy, the rent will increase to $6,818.96 per month in accordance with the Rent Schedule-Rider #1.

Section 2. Lease Term. Beaver Dam LLC will grant a 5-year option with the rate not to exceed the fair market value of like space. However, in no instance will the rate be less than the rent paid for the last year of like space.

Section 3. Fixed Rent.  See Exhibit C Addendum.

Section 7. Improvements to Premises. Add to Exhibit B: SBG will be allotted $15 per square foot of the rentable square feet as Tenant improvements. Beaver Dam LLC will provide a ceiling. The ceiling will be 2x2 or 2x4 grids which will be provided above and beyond the $15 per sq. ft. Tenant improvement allowance. This ceiling will be provided at no cost to SBG. All other improvements to the space will be at the expense of SBG. The contractor chosen for improvements to premises shall be approved by Beaver Dam, LLC.

Section 9. Covenants to Landlord. Normal business hours will be 8:00 A.M.–6:00 P.M. Monday-Friday, 9:00 A.M.-1:00 P.M., Saturday, no holidays or Sundays.

Section 10. Covenants of Tenant. If allowed by law, signage will be present on the parking lot as well as first floor lobby directory. At this time, it is the intent of Beaver Dam LLC to place an external sign fixed to the building which will read “Sinclair”.

Section 11. Assignment and Subletting. The Tenant will have the right to assign their lease to the purchaser of the Tenant’s business. The purchase of said business will have the identical responsibilities to the Landlord as did the Tenant/seller of the business. Assignee must have a net worth equal to or greater that that of the Tenant as of the Lease Commencement Date and as of the effective date of the proposed assignment or subletting.

Section 21. Allocation of Tenant. Delete section.

Exhibit C. Provision regarding additional rent and adjustment to fix rent. As a point of clarification, the baseline for operating expenses will be established during the first year of the Tenant’s lease. This will be covered by the Tenant’s sq. ft. cost. However, at the beginning of the second year of the lease, any increases in costs above the Year 1 baseline related to items under Exhibit “C” will be paid by the Tenant’s on a pro-rata per sq. ft. share.

Please Initial:

/s/ D.A.
Landlord	Tenant

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EXHIBIT “A”

DEMISED PREMISES

Please Initial:
/s/ D.A.
Landlord	Tenant

EXHIBIT “B”

SPECIAL STIPULATIONS

Please Initial:

/s/ D.A.
Landlord	Tenant

EXHIBIT “C”

PROVISIONS REGARDING ADDITIONAL RENT AND ADJUSTMENTS TO FIX RENT

1.                                       Definitions.

A.                                   “Essential Capital Improvements” shall mean (a) a labor saving device, energy saving device or other installation, improvement or replacement which is intended to reduce Operating Expenses, whether or not voluntary or required by governmental mandate, or (b) an installation or improvement required by reason of any law, ordinance or regulation which did not exist on the date of the execution of this Lease, or (c) an installation or improvement intended to improve the safety of tenants in the Building generally, whether or not voluntary or required by governmental mandate.

B.                                     “Operating Expense Allowance” shall mean and equal -Tenant’s Proportionate Share of the amount of Operating Expenses for the calendar year 2000.

C.                                     “Operating Expenses” shall mean all of Landlord’s operating costs and expenses of whatever kind or nature paid or incurred in the operation and maintenance of the Building and the Land, all computed on the accrual basis and in accordance with the terms of this Lease, including, but not limited to, the following:

1.                                       Gas, electricity, steam, fuel, water, sewer and other utility charges (including surcharge’s) of whatever nature (excluding use of utilities by other tenants such as may be submetered or separately metered pursuant to their leases);

2.                                       Insurance premiums and the amounts of any deductibles paid by Landlord;

3.                                       Building personnel costs, including, but not limited to, salaries, wages, fringe benefits, taxes, insurance and other direct and indirect costs;

4.                                       Costs of service and maintenance contracts including, but not limited to, cleaning and security services;

5.                                       All other maintenance and repair expenses  (excluding repairs  and  general maintenance paid by proceeds of insurance or by Tenant or other third parties, and alterations solely attributable to tenants of the Building other than Tenant) and the cost of materials and supplies;

6.                                       Any other costs and expenses (i.e. items which are not capital improvements) incurred by Landlord in operating the Building, including ground rent, if any;

7.                                       The cost of any additional  services  not provided to the Building on the Commencement Date but thereafter provided by Landlord in the prudent management of the Building;

8.                                       The annual amortization of any Essential of Capital Improvement which is made by Landlord after completion of initial construction of the Building, based on the useful life of the improvement plus interest at the Prime Rate on the date of the expenditure on the underappreciated portion thereof;

9.                                       Landlord’s central office accounting costs and overhead applicable to the Building;

10.                                 Accounting fees for preparing the Operating Expense statement;

11.                                 Management fees payable to the managing agent; and

12.                                 Taxes, allocated on a per diem basis if the tax year is different than the Operating Year.

Please Initial:

/s/ F.S.	/s/ D.A.
Landlord	Tenant

Operating Expenses shall not include:

1.                                       Special cleaning or other services, not offered to all tenants of the Building;

2.                                       Any charge for depreciation, interest or rents (except, if applicable) (ground rents) paid or incurred by Landlord; or

3.                                       Leasing commissions.

If Landlord is not furnishing any particular work or service (the cost of which, if performed by Landlord, would constitute and Operating Expense) to a tenant who has undertaken to perform such work or service in lieu of performance by Landlord, Operating Expenses shall nevertheless be deemed to include the amount Landlord would reasonably have incurred if Landlord has in fact performed the work or service at its expense.

Not withstanding the foregoing, Operating Expenses shall not include interest and amortization, depreciation, ground rents, expenses for work performed for other tenants in Building, expenses for repairs or other work occasioned by fire or other insurable casualty (to the extent covered by insurance), expenses for leasing or processing new tenants, leasing commissions, advertising expenses), legal expenses incurred in enforcing the terms of any tenant leases, salaries for any employees of Landlord above those attributable the management, operation and maintenance of the Building, incurred by Landlord in connection with the operation and maintenance of the Building.

D.                                    “Operating Year” shall mean each calendar year or such other period of twelve (12) months as hereafter may be adopted by Landlord as its fiscal year, occurring during the Lease Term.

E.                                      “Taxes” shall mean all taxes, assessments and governmental charges, whether Federal, state, county or municipal, and whether general or special, ordinary or extraordinary, foreseen or unforeseen, imposed upon the Building or the Land or their operation, whether or not directly paid by Landlord. Taxes shall not include income taxes, excess profit taxes, franchise taxes, or other taxes imposed or measured on or by the income of Landlord from the operation of the Building or the Land; provided, however, that if, due to a future change in the method of taxation or assessment, any income, profit, franchise or other tax, however designated, shall be imposed in substitution, in whole or in part, for (or in lieu of) any tax, assessment or charge which would otherwise be included within the definition of Taxes, such other tax shall be deemed to be included with Taxes as defined herein to the extent of such substitution. There shall be added to Taxes the expenses of any contests (administrative or otherwise) of Taxes incurred during the Operating Year. Tenant shall pay to the appropriate governmental authority any use and occupancy tax. In the event that Landlord is required by law to collect such tax, Tenant shall pay such use and occupancy tax to Landlord as Additional Rent upon demand and Landlord shall remit any amounts so paid to Landlord to the appropriate governmental authority.

F.                                      “Tenants’s Proportionate Share” shall mean a fraction; the numerator of which shall be the rentable square feet of Demised Premises, and the denominator of which is 74,200 rentable square feet which is the aggregate rentable square feet in the Building.

2.                                       Additional Rent for Operating Expenses.

2.1                                 Commencing on May 1, 2000, Tenant shall pay during the Lease Term as Additional Rent, the amount by which Tenants’ Proportionate Share of Operating Expenses exceeds the Operating Expense Allowance.

2.2                                 As soon as available in each Operating Year during the Lease Term, Landlord shall provide Tenant with a written statement setting forth the Operating Expense Allowance and a projection of Tenant’s Proportionate Share of Operating Expenses for such year commencing on the first day of the first month following receipt of such statement and continuing until receipt by Tenant of Landlord’s statement of the next projected Tenant’s Proportionate Share of Operating Expenses, Tenant shall pay to Landlord with each monthly installment of Fixed Rent an amount equal to one-twelfth (l/12th) of the excess of such projected Tenant’s Proportionate Share of Operating Expenses over the Operating Expense Allowance. Concurrently with the first payment required hereinabove, Tenant shall pay to Landlord an amount equal to the excess of such projected Tenant’s Proportionate Share of Operating Expenses over the Operating Expense Allowance multiplied by a fraction, the numerator of which is the number of calendar months of the Operating Year in question which have elapsed prior to the due date of such first payment and the denominator of which is twelve (12), less any payments made by Tenant during said period on account of such excess Operating Expenses.

2.3                                 Landlord shall, as soon as possible after the close each such Operating Year, provide Tenant with a statement of the actual operating expenses for such period. Any underpayment by Tenant during such Operating Year due to the fact that projected Operating Expenses were less than actual Operating Expenses shall be paid to Landlord within 30 days after Tenant’s receipt of a statement for such deficiency. Any overpayment by Tenant due to the fact that projected Operating Expenses were greater than actual Operating Expenses for such year shall be credited to the next Additional Rent payable by Tenant under this Exhibit “C.” If the Operating Expenses are less than the Operating Expense Allowance, a credit or check will not be issued.

3.                                       Adjustment for Vacancies. In determining Operating Expenses for any Operating Year, if the Building was less than fully occupied during such entire year, or was not in operation during such entire year, then Operating Expenses shall be adjusted by Landlord to reflect the amount that such expenses would normally be expected to have been, in the reasonable opinion of Landlord, had the Building been fully occupied and operational throughout such year, except that in no event shall such adjustment result in an amount less than the actual Operating Expenses. Any such annualization shall be explained in Landlord’s statement under Section 2.3 hereof.

4.                                       Pro-Rations. Should this Lease commence or terminate at any time other than the first day of an Operating Year, the Additional Rent payable by Tenant on account of Operating Expenses shall be first calculated on the basis of the entire Operating Year and then pro-rated on the basis of the number of days of occupancy.

5.                                       Audit. Tenant shall have the right at all reasonable times within thirty (30) days after Landlord has provided Tenant with a statement of the actual Operating Expenses, and at its sole expense, to audit Landlord’s books and records relating to this Lease for that Operating Year.

6.                                       Minimums.  Notwithstanding anything contained herein to the contrary, in no event shall Tenant’s Proportionate Share of Operating Expenses for any calendar year be less than the Operating Expense Allowance.

7.                                       Personal Property Taxes.  Tenant will be responsible for ad valorem taxes on its personal property and on the value of the leasehold improvements in the Demised Premises to the extent that the same exceed Building Standard allowances (and if the taxing authorities do not separately assess Tenant’s leasehold improvements, Landlord may make a reasonable allocation of impositions to such improvements).

8.                                       Survival.  If, upon expiration or termination of this Lease for any cause, the amount of any Additional Rent due hereunder has not yet been determined, an appropriate payment from Tenant to Landlord or refund from Landlord to Tenant, shall be made promptly after such determination.

EXHIBIT “D”

Please Initial:

Landlord	Tenant

EXHIBIT “E”
RULES AND REGULATIONS

1.                                       The sidewalks, lobbies, passages, elevators and stairways shall not be obstructed or used by Tenant for any purpose other than ingress and egress from and to Tenant’s offices. Landlord shall in all cases retain the right to control or prevent access thereto of all persons whose presence, in the judgement of Landlord, shall be prejudicial to the safety, peace, character or reputation of the building or of any of the tenants.

2.                                       The toilet rooms, water closets, sinks, faucets, plumbing or other service apparatus of any kind shall not be used by Tenant for any purposes other than those for which they were designed and installed. No sweeping, rubbish, rags, ashes, chemicals or other refuse or injurious substances (which shall include medical waste) shall be placed therein or used in connection therewith by Tenant or left by Tenant in the lobbies, passages, elevators or stairways.

3.                                       Nothing shall be placed by Tenant on the outside of the building or on its window sills or projections. Skylights, windows, doors and transoms shall not be covered or obstructed by Tenant, and no window shades, blinds, curtains, screens, storm windows, awnings or other materials shall be installed or placed on any of the windows or in any of the window spaces, except as approved in writing by Landlord.

4.                                       No sign, lettering, insignia, advertisement, or notices shall be inscribed, painted, installed or placed on any window or in any window spaces or any other part of the outside or inside of the building, unless first approved in writing by Landlord. Names shall be placed on suite entrance doors for Tenant by Landlord and not otherwise, and at Tenant’s expense. In all instances the lettering is to be of design and form approved by Landlord.

5.                                       Tenant shall not place additional locks upon any doors and shall surrender all keys for all locks at the end of the tenancy.

6.                                       Tenant shall not do or commit, or suffer, or permit to be done or committed, any act or thing whereby, or in consequence whereof, the rights of other tenants will be obstructed or interfered with, or other tenants will in any other way be injured or annoyed. Tenant shall not use nor keep, nor permit to be used or kept in the building any matter having an offensive odor, nor any kerosene, gasoline, benzine, fuel, or other explosive or highly flammable material. No birds, fish or animals shall be brought into or kept in or about the premises.

7.                                       In order that the premises may be kept in good state of preservation and cleanliness, Tenant shall, during the continuance of its possession, permit personnel and contractors approved by Landlord, and no one else, to clean the premises. Landlord shall be in no way responsible to Tenant for the removal, disposal or cleaning of any medical equipment or waste or for any damage done to furniture or other effects of Tenant or others by any of Tenant’s employees, or any persons, or for any loss of Tenant’s employees, or for any loss of property of any kind in or from the premises, however occurring. Tenant shall see each day that the windows are closed, the lights turned out, and doors securely locked before leaving the premises.

8.                                       If Tenant desires to introduce signaling, telegraphic, telephonic, protective alarm or other wires, apparatus or devices, Landlord shall direct when and how the same are to be placed, and except as so directed, no installation, boring or cutting shall be permitted. Landlord shall have the right to prevent and to cut off the transmission of excessive or dangerous current of electricity or annoyances into or through the building or premises and to require the changing of wiring connections or layout at Tenant’s expense, to the extent that Landlord may deem necessary, and further to require compliance with such reasonable rules as Lessor may establish relating thereto, and in the event of non-compliance with the requirements or rules, Landlord shall have the right immediately to cut wiring or to do what it considers necessary to remove the danger, annoyance or electrical interference with apparatus in any part of the building.  All wires installed by Tenant must be clearly tagged at the distributing boards and junction boxes, and elsewhere as required by Landlord, with the number of the office to which said wires lead, and for the purpose for which the wires respectively are used, together with the name of the concern, if any, operating same.

9.                                       No furniture, packages, equipment, supplies or merchandise of Tenant will be received in the building, or carried up or down in the elevators or stairways, except during such hours as shall be designated by Landlord, and Landlord in all cases shall also have the exclusive right to prescribe the method and manner in which the same shall be brought in or taken out of the building. Tenant shall in all cases have the right to exclude heavy furniture, safes, and other articles from the building which may be hazardous or to require them

Please Initial:

/s/ F.S.	/s/ D.A.
Landlord	Tenant

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to be located at designated places in the premises. The cost of repairing any damage to the building caused by taking in or out furniture, safes or any articles or any damage caused while the same be in the premises, shall be paid by Tenant.

10.                                 Without Landlord’s written consent, nothing shall be fastened to, nor shall holes be drilled or nails or screws driven into walls of partitions; nor shall walls or partitions be painted, papered, or otherwise covered or moved in any way, or marked or broken; nor shall any connection be made to electric wires for running fans or motors or other apparatus, devices or equipment; nor shall machinery of any kind other than customary small business machines be allowed on the premises; nor shall Tenant use any other method of heating, air conditioning or air cooling than that provided by Landlord.  Telephones, switchboards and telephone wiring and equipment shall be placed only where designated by Landlord. No mechanics, other than those employed by Landlord, shall be allowed to work in or about the building without the written consent of Landlord first have been obtained.

11.                             Access may be had by Tenant to the premises at any time, Access may be refused at Landlord’s election, unless the person seeking it is known to the watchman in charge, or has a pass issued by Landlord, or is properly identified to the watchman’s satisfaction.  Landlord shall in no case be responsible for the admission or exclusion of any person. In case of invasion, hostile attack, insurrection, mob violence, riot, bomb threats, explosion fire or any casualty, Landlord reserves the right to bar or limit access to the building for the safety of occupants or protection of property.

12.                             Landlord reserves the right to rescind, suspend or modify any rules or regulations, and to make such other rules or regulations as, in Landlord’s judgement, may from time to time be needed for the safety, care, maintenance, operation and cleanliness of the building, or for the preservation of good order therein. Tenant agrees to comply with new or modified regulations of any Federal, State or Municipal authority having appropriate jurisdiction or any regulatory agencies as they may affect the premises or building. Notice of any action by Landlord referred to in this paragraph, when given to Tenant, shall have the same force and effect as if originally made a part of the foregoing lease.  But new rules and regulations will not, however, be unreasonably inconsistent with the proper and rightful enjoyment of the premises by Tenant under this lease.

13.                             The use of rooms as sleeping quarters is prohibited at all times.

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EXHIBIT “F”
SUBORDINATION, ATTORNMENT AND NON-DISTURBANCE AGREEMENT

THIS AGREEMENT, made as of the                      day of                         , 200  , by and between                           , a                                corporation, having an office at                                   (the “Lender”), and                              , a                           corporation having an office at                                                                                                           (the “Tenant”).

WITNESSETH:

WHEREAS, the Lender has made a loan (together with any present or future amendments or increases thereto, the “Loan”) to                                              (“Landlord”) evidenced by a Promissory Note of Landlord (together with any present or future amendments or increases thereto, the “Note”) secured by a mortgage from the Landlord, as amended, increased, renewed, modified, consolidated, replaced, or extended being hereinafter referred to as the “Mortgage”, covering all of the Landlord’s right, title and interest in the land, buildings, improvements and other items of property described therein, located in Baltimore County, Maryland and more particularly described in Exhibit “A” annexed hereto and made a part hereof (said land, buildings, improvements, and such other property being hereinafter collectively referred to as the “Mortgaged Premises”) and further secured by an Assignment of Rents and Other Interest (together with any present or future amendments or increases thereto, the “Assignment Rents”), both recorded in the Office of the Recorder of Deeds of Baltimore County, Maryland:

WHEREAS, the Landlord and the Tenant entered into a lease dated as of                          , 200  , (said lease, as the same may be amended, renewed, modified, consolidated, replaced or extended being hereinafter referred to as the “Lease”), covering a portion of the Mortgaged Premises (the “Leased Premises”).

WHEREAS, the Assignment of Rents assigned to Lender all of Landlord’s right, title, interest in and to the Lease and any other present or future lease of all or any part of the Mortgaged Premises;

WHEREAS, the Lender, as a condition to making the loan secured by Mortgage, has required that the Lease be and continue to be subordinate in every respect to the Mortgage; and

WHEREAS, the parties hereto desire to effect the subordination of the lease to the Mortgage and to provide for the non-disturbance of the Tenant by the Lender;

NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, Tenant and Lender, intending to be legally bound hereby, covenant and agree as follows:

1.                                       The Lease (and all provisions thereof, including any purchase option) shall at all times be subject and subordinate to the provisions of this Agreement in each and every respect to the Mortgage (and all provisions thereof) subject, nevertheless, to the provisions of this Agreement. The foregoing provision shall be self-operative; however, the Tenant, upon request, shall execute and deliver any certificate which the Landlord or the Lender may request to confirm said subordination by the Tenant.

2.                                       The Tenant certifies that (a) the Lease is presently in full force and effect and unmodified, except as noted in this Agreement, and constitutes the sole agreement between Landlord and Tenant relating to Tenant’s occupancy of the Leased Premises, (b) to the best of its knowledge, no event has occurred which constitutes a default under the Lease by the Landlord or which, with the giving of notice, the passage of time or both, would constitute a default by the Landlord under the Lease; (c) to the best of its knowledge, as of the date hereof Tenant has no charge, lien or claim of offset under the Lease and Landlord does not owe any sums to Tenant under the Lease or any other agreement. The full minimum monthly rental of $                   is payable                               , and Tenant has been given no rent concessions or free rent other than as specifically set forth in the Lease. The Landlord shall be a third party beneficiary of the certifications as set forth in this paragraph.

3.                                       The Lease and rentals thereunder have been assigned to Lender as security for repayment of the Loan. Lender, as such assignee, hereby directs Tenant to pay to Landlord all rentals and other moneys due and to become due to Landlord under the Lease until receipt of further direction from Lender.  Upon receipt by Tenant of subsequent direction from Lender, Tenant shall pay to Lender, or in accordance with such

Please Initial:

/s/ F.S.	/s/ D.A.
Landlord	Tenant

subsequent directions of Lender, all such rentals and other sums due under the Lease, or amounts equal thereto. Tenant shall have no responsibility or ascertain whether such direction by Lender is permitted under the Mortgage or such Assignment of Rents and Other Interests. Landlord, by its execution of consent form attached hereto, consents to the foregoing.

4.                                       Tenant acknowledges that without the prior written consent of the Lender, or except as permitted by the terms of the lease that no modification of the Lease so as to materially reduce the rents and other charges payable thereunder, or shorten or extend or renew the term thereof or adversely affect the rights or increase the obligations of the Landlord thereunder, or prepay rents or other charges under the Lease for more than on month in advance.  In the event of any default on the part of the Landlord under the Lease, Tenant will give written notice thereof to the Lender, or its successor or assigns whose name and address previously shall have been furnished to the Tenant in writing. Any right or remedy of Tenant resulting from or dependent upon such notice shall take effect only after notice is go given to the Lender. Performance by the Lender of any of the Landlord’s obligations under the Lease in accordance with the terms of the Lease shall satisfy provisions of the Lease requiring performance by the Landlord, and the Lender, exercising reasonably due diligence, shall have the reasonable additional period of time under the circumstances to complete such performance.

5.                                       If the interest of the Landlord under the Lease Premises shall be transferred by reason of a foreclosure action or other proceedings for enforcement of the Mortgage or pursuant to a transfer in lieu of foreclosure, the Tenant shall be bound to and shall attorn to the person acquiring the interests of the Landlord as a result of any such action or proceeding and such person’s successors and assigns (any of the foregoing being hereafter referred to as the “Successors”) upon the Successor succeeding to the interest of the Landlord in and to the Lease Premises. Said attornment shall be effective and self-operative without the execution of any further instruments. The Tenant, upon request, shall execute and deliver any certificate or other instrument necessary or appropriate which the Lender or the Successor may request to effect or confirm said attornment by the Tenant.

6.                                       If the interest of the Landlord under the Lease shall be transferred by reason of foreclosure or other proceedings for enforcement of the Mortgage or pursuant to a transfer in lieu of foreclosure then, except as provided in this Agreement, the Successor shall be bound to the Tenant under all of the terms, covenants, and conditions of the Lease for the balance of the term thereof remaining, with the same force and effect as if the Successor were the Landlord (but subject to Paragraph 7 below).

7.                                       The Successor shall not and shall not be deemed to (a) adopt or in any other manner be responsible or liable for any representations and warranties made by the Landlord in the Lease (b) be liable for any act, omission or default of Landlord or any prior Landlord and will not be subject to any offsets or defenses which the Tenant might have against Landlord or any prior Landlord, (c) be bound by any amendment or modification of the Lease or by any prepayment of rents or other charges under the Lease for more than one month unless such amendment, modification or prepayment was approved in writing by the Lender, (d) be liable to Tenant for any refund of any security deposit made by the Tenant pursuant to the Lease, except to the extent that the Successor has actually received that security deposit, or (e) be liable to Tenant in any event for any matter relating to the operation, maintenance, or condition of the Mortgaged Premises or Leased Premises prior to the date Successor acquires title to the Lease Premises. Any rights of the Tenant to terminate or cancel the Lease by reason of the failure of Landlord or any prior Landlord under the Lease to perform any of its obligations under the Lease shall be suspended if and while the Successor is exercising reasonably diligent efforts under the circumstances to cause such obligations to be performed. The obligations and liability of the Successor shall be limited to and enforceable only against the Successor’s estate and interest in the Leased Premises and not out of or against any other assets or properties of the Successor.

8.                                       Notwithstanding anything in the Lease to the contrary, if the interest of the Landlord under the Lease shall be transferred to the Successor, then (a) the Successor shall not be obligated to reconstruct the Leased Premises following a casualty or condemnation thereto.

9.                                       If Tenant is not in default hereunder or under the terms of the Lease, the Tenant will not be joined as a party defendant for the purpose of terminating the lease in any foreclosure action or proceeding which may be instituted or taken by the Lender, nor will the Tenant be evicted from the Leased Premises, nor will the Tenant’s leasehold estate under the Lease be terminated or disturbed, nor will any of the Tenant’s rights under the Lease be affected in any way by reason of any default under the Mortgage.

10.                                 This Agreement may not be modified except by an agreement in writing signed by the parties hereto or their respective successors in interest. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their respective heirs, representatives, successors and assigns.

11.                                 Upon a valid expiration or termination of the Lease for any reason, and provided the Lease shall not have been renewed or otherwise extended and Tenant shall have no right to possession of the Leased Premises, Tenant shall execute, acknowledge and deliver to the Landlord, the Lender, and the Successor, a certificate attesting to the expiration or termination of the Lease and waiving all rights to possession of the Leased Premises.

12.                                 All notices, demands or requests made pursuant to, under or by virtue of this Agreement must be in writing and mailed to the party to whom the notice, demand or request is being made by certified or registered mail, return receipt requested, at its address set forth above. Any party may change the place that notices and demands are to be sent by written notice delivered in accordance with this Agreement.

13.                                 This Agreement is fully integrated and not in need of parol evidence in order to reflect the intentions of the parties hereto. The parties hereto intend the literal words of this Agreement to govern the subject matter hereof and all prior negotiations, drafts and other extrinsic communications shall have no significance or evidentiary effect. This Agreement shall be the whole and only agreement between the parties hereto with regard to the subordination of the Lease and the leasehold interest of Tenant thereunder to the lien or charge of the Mortgage in favor of Lender, and shall supersede and control any prior agreements as to such, or any subordination, including, but not limited to, those provisions, if any, contained in the Lease which provide for the subordination of the Lease and the leasehold interest of Tenant thereunder to a deed or deeds of trust or to a mortgage or mortgages to be thereafter executed. In the event any one or more of the provisions of this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

14.                                 This Agreement shall continue in effect until all sums due by Landlord to Lender under the Note, the Mortgage and the Assignment of Rents have been paid in full.

15.                                 Tenant shall neither suffer nor itself manufacture, store, handle, transport, dispose of, spill, leak, dump any toxic or hazardous waste, medical waste or other waste products or substance (as they may be defined in any federal or state statue, rule or regulation pertaining to or governing such wastes, waste products or substances) on the Premises at any time during the term, or extended term, of the Lease, except in compliance with all applicable laws and regulations.

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the day and year first above written.

LENDER:

BY:

TENANT: Sinclair Broadcast Group, Inc.

/s/ David B. Amy

BY:	David B. Amy

CONSENT

The undersigned consents to the foregoing.

LANDLORD: BEAVER DAM LLC

BY:	/s/ Frederick Smith

EXHIBIT “G”
TENANT’S ESTOPPEL CERTIFICATE AND AGREEMENT

LANDLORD:

TENANT:

DATE OF LEASE:

PREMISES:

The undersigned (“Tenant”) hereby certifies to and agrees with                    , its successors and assigns (“                       ”) that:

1.                                       Tenant has accepted possession of the Premises pursuant to the Lease. The Lease term commenced on                            . The termination date of the Lease term, excluding renewals and extensions is                          .

2.                                       Any improvements required by the terms of the Lease to be made by Landlord have been completed to the satisfaction of Tenant in all respects, except for the “punchlist” items, if any, set forth on Schedule 1 attached hereto. Landlord has (as of the date hereof) fulfilled all of its duties under the Lease (except as otherwise set forth on Schedule 1). No sums are due by Landlord to Tenant under the Lease or any other agreement between Landlord and Tenant.

3.                                       The Lease has not been assigned, modified, supplemented or amended in any way. The Lease constitutes the entire agreement between the parties and there are no other agreements between Landlord and Tenant concerning the Premises.

4.                                       The Lease is valid and in full force and effect, and to the best of Tenant’s knowledge, neither Landlord nor Tenant is in default thereunder. Tenant has no defense, setoff or counterclaim against Landlord arising out of the Lease or in any way relating thereto, or arising out of any other transaction between Tenant and Landlord, and no event has occurred and no condition exists, which with the giving of notice or the passage of time, or both, will constitute a default under the Lease.

5.                                       The monthly rent presently payable under the Lease is $               per month payable in advance. All rent and other sums due under the Lease are current and have been paid through               , 200  .  No rent or other sum payable under the Lease has been paid more than one month in advance.

6.                                       All notices and other communications from Tenant to              shall be in writing and shall be delivered or mailed by registered mail, postage paid, return receipt requested, addressed to                         at:

or at such other address as                    , a successor, purchaser, or transferee shall furnish to Tenant in writing.

7.                                       This certificate may not be modified, except by an agreement in writing signed by the parties hereto (or their respective successors and assigns) and                         . This Estoppel Certificate shall be binding on the undersigned, it successors and assigns (including future tenants under the Lease) and shall insure to the benefit of                      , it successors and assigns.

TENANT:

Attest/Witness:

BY:

	DATE:	,	200

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